2002

                                SEMIANNUAL REPORT

                                  July 31, 2002
                                   (UNAUDITED)


                                [GRAPHIC OMITTED]


                               TD WATERHOUSE TRUST

                        Eight Portfolios to choose from:


                             o Bond Index Fund

                             o Dow 30 Fund

                             o 500 Index Fund

                             o Extended Market Index Fund

                             o Asian Index Fund

                             o European Index Fund

                             o Technology Fund

                             o Tax Managed Growth Fund


                                     [LOGO]

(C)2002 TD Waterhouse Investor Services, Inc. Member NYSE/SIPC. All rights reserved.

--------------------------------------------------------------------------------


                                            TD WATERHOUSE TRUST
                                    BOARD OF TRUSTEES AND EXECUTIVE OFFICERS


       TRUSTEES                                                                           EXECUTIVE OFFICERS
       GEORGE F. STAUDTER                        LAWRENCE J. TOAL                         GEORGE A. MARTINEZ*
       Director of Koger Equity, Inc.            Retired Chairman, President and CEO      President
       Independent Financial Consultant          of Dime Savings Bank and                 and Chief Executive Officer
                                                 Former President and CEO
                                                 of Dime Bancorp, Inc.

       RICHARD W. DALRYMPLE                      PETER B. M. EBY                          MARY NELSON*
       President of Teamwork                     Corporate Director                       Treasurer
       Management, Inc.                                                                   and Chief Financial Officer

       *Affiliated person of the Distributor


                                         TD WATERHOUSE ASSET MANAGEMENT, INC.
                                       BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


       DIRECTORS
       FRANK J. PETRILLI                        RICHARD H. NEIMAN
       Chairman, President and                  Executive Vice President,
       Chief Executive Officer                  General Counsel and Secretary


       SENIOR OFFICERS
       DAVID A. HARTMAN                          B. KEVIN STERNS                          MICHELE R. TEICHNER
       Senior Vice President                     Executive Vice President                 Senior Vice President
       Chief Investment Officer                  Chief Financial Officer & Treasurer      Compliance, Administration
                                                                                          & Operations


                                                     SERVICE PROVIDERS


                  INVESTMENT MANAGER                      TRANSFER AGENT                        INDEPENDENT AUDITORS
          TD Waterhouse Asset Management, Inc.      National Investor Services Corp.              Ernst & Young LLP
                    100 Wall Street                          55 Water Street                     5 Times Square
                  New York, NY 10005                       New York, NY 10041                    New York, NY 10036

                    ADMINISTRATOR &                             CUSTODIAN                           LEGAL COUNSEL
                 SHAREHOLDER SERVICING                    The Bank of New York                   Shearman & Sterling
         TD Waterhouse Investor Services, Inc.              100 Church Street                     599 Lexington Avenue
                    100 Wall Street                        New York, NY 10286                    New York, NY 10022
                  New York, NY 10005
              Customer Service Department                      DISTRIBUTOR                  INDEPENDENT TRUSTEES COUNSEL
                    1-800-934-4448                       Funds Distributor, Inc.               Willkie Farr & Gallagher
                                                             60 State Street                     153 East 53rd Street
                                                            Boston, MA 02109                     New York, NY 10022

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


DEAR SHAREHOLDER:

We are pleased to provide you with the semiannual report for the TD Waterhouse Trust (the "Trust") for the period ended July 31, 2002. The Trust includes the Bond Index Fund, Dow 30 Fund, 500 Index Fund, Extended Market Index Fund, Asian Index Fund, European Index Fund, Technology Fund and Tax Managed Growth Fund. Our Family of Funds is designed to offer you a wide range of investment options to build a diversified portfolio - a strategy we believe important for successful long-term investing.

Market Review

On balance, data released during the first six months of this fiscal year tended more towards the positive, signaling that an economic recovery is underway, at a somewhat slower pace than anticipated. Evidence of a turnaround started to gather in the first quarter. GDP (gross domestic product) growth in the final quarter of 2001 came in stronger than expected. Consumer spending on big-ticket items like automobiles, due to historically low interest rates, and the largest rise in government spending since 1978, were the driving reasons for this growth. Unemployment edged lower, as job growth began to pick up, ending a seven-month streak of job losses. Meanwhile, the housing market remained robust and manufacturing pulled out of a lengthy slump, as activity in the sector increased for the first time in 1 1/2 years. These all combined to provide further support to consumer confidence.

Encouraged by the stream of upbeat economic news, the Federal Reserve Open Market Committee ("Federal Reserve") left interest rates unchanged at its March policy meeting but shifted its stance from a bias towards further rate cuts to neutral. As economic activity was expected to gather momentum as the year progressed, investors expected the Federal Reserve to begin raising interest rates perhaps as early as mid-year.

The economic news continued to be generally positive in the second quarter, though GDP growth slowed from the brisk pace of the first quarter. Housing starts remained on track to hit a 16-year high and consumer spending, particularly for automobiles, continued at a steady pace. However, investors worried about violence in the Middle East and tensions between India and Pakistan, along with the potential for further terrorist attacks in the U.S. Investor confidence was further eroded by a growing number of cases of corporate accounting irregularities, which culminated with WorldCom's announcement in June that it had misrepresented its financial statements.

As a result, stocks fell during the six-month reporting period. Technology-related shares in particular came under heavy selling pressure amid concerns that the strength of the U.S. economic recovery may fall short of expectations and hold back business spending on new technology. In contrast, bonds produced strong results as yields fell across all maturities, lifting prices and putting U.S. bonds on course to outperform U.S. stocks for a third consecutive year.

In addition to low inflation, steady interest rates and tempered economic growth, bonds benefited from weakness in equity markets, as investors turned to fixed income investments as a relative safe haven amid all the economic and geopolitical uncertainty. These results highlight the importance of maintaining a balanced and diversified portfolio.

Uncertainty about the strength and duration of the U.S. recovery kept the Federal Reserve from raising interest rates at its May and June policy meetings. In fact, it appears the Federal Reserve is now considering the prospect of a reduction in rates before the year is out. Much will depend on economic indicators in the coming months.

Bond Index Fund

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Brothers Aggregate Bond Index ("Lehman Index"). The Lehman Index measures the overall performance of a broad representation of investment grade fixed income securities in the U.S., including government and corporate bonds.

The Fund posted a positive six-month return of 5.17%, after expenses, as of July 31, 2002, compared with a 4.21% return for the Lehman Index for the same period. The result was a positive tracking error of 0.96% after Fund expenses. Past performance is no guarantee of future results*.

In addition, due to the size of the Fund, the Fund is currently overweighted in U.S. government securities compared with the Lehman Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As discussed above, throughout much of the first half of the year, investors expected that the Federal Reserve would begin increasing interest rates in the second half in anticipation of a strong pick-up in economic activity. The Federal Reserve took the first step towards tightening monetary policy by moving to a neutral stance. However, the central bank has expressed concerns that risks of an economic slowdown outweigh the threat of accelerating inflation, leaving the door open for a potential rate cut if growth stalls. Meanwhile, overall inflation is expected to remain subdued. That, together with steady interest rates, should continue to favor the bond market over stocks in the near term.

Dow 30 Fund

The Dow Jones Industrial AverageSM ("DJIA"SM) ended the six-month period ending July 31, 2002 down 11.93%, falling from 9,920 on January 31, 2002 to 8,736 on July 31, 2002. Over this period, the DJIA was volatile, fluctuating between a low of 7,702 and a high of 10,635. On a total return basis, which includes reinvested dividends, the return for the DJIA for the six-month period ended July 31, 2002 was -11.10%.

The Fund had a total return for the same six-month period of -11.30%, after expenses. Since the investment objective of the Fund is to match the performance of the DJIA before Fund expenses, we are pleased with these results. Past performance is no guarantee of future results*. We will continue to work diligently seeking to achieve the objective of the Fund and to provide our shareholders with an investment vehicle designed to closely emulate the performance of the DJIA.

500 Index Fund

The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index.

The Fund posted a six-month return of -18.72%, after expenses, as of July 31, 2002, compared with a return of -18.74% for the S&P 500 Index for the same period. This resulted in a positive tracking error of 0.02% after fund expenses. Past performance is no guarantee of future results*.

The S&P 500 Index measures the overall performance of 500 of the largest U.S. stocks representing all major industries. The sharp drop in U.S. equities during the first two quarters of this fiscal year was led by the information technology sector, which declined 37%. The consumer discretionary group also fell significantly on concerns that the economic rebound was shaping up to be weaker than projected. Another key factor in the negative performance of the index and the Fund was the issue of questionable corporate accounting and governance, which dampened investor confidence.

Extended Market Index Fund

The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Fund posted a six-month return of -15.40%, after expenses, as of July 31, 2002, compared with a return of -15.46% for the Wilshire 4500 over the same period. This resulted in a slightly positive tracking error of 0.06%. Past performance is no guarantee of future results*.

Further declines in technology-related shares in the first half of this fiscal year was a major factor in the negative performance of the index and the Fund. The Fund benefited from a small exposure to telecommunications stocks, which fell sharply. The shares of smaller-capitalization banks, which focus on domestic commercial and industrial clients, posted modest price gains.

Asian Index Fund

The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Index in attempting to match the performance of that index before Fund expenses. The Fund posted a six-month return of 5.53%, after expenses, as of July 31, 2002, compared with a return of 5.18% for the MSCI(R) Pacific Index over the same period. This resulted in a positive tracking error of 0.35%. Past performance is no guarantee of future results*.

Most of the major equity markets in Asia fell in local currency terms during the first six-months of this fiscal year, amid fears economies in the region could feel the effects of a slower economic recovery in the U.S. Weakness of the U.S. dollar versus local currencies, notably the Japanese Yen, resulted in positive returns for the index and the Fund.




--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

The MSCI(R) Pacific Index measures the overall performance of approximately 400 stocks of the equity markets in Japan, Hong Kong, Singapore, Australia and New Zealand. In mid-May 2001, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there would be broader market coverage of each country in the indices. These changes were phased in and completed with no measurable market dislocation in May 2002. The Fund has been reconfigured to match the characteristics of the revised index in order to seek to track its performance.

European Index Fund

The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Fund posted a six-month return of -10.94%, after expenses, as of July 31, 2002, compared with a return of -10.54% for the MSCI(R) Europe Index over the same period. This resulted in -0.40% tracking error. Past performance is no guarantee of future results*.

The MSCI(R) Europe Index measures the overall performance of the stocks of more than 500 companies in 16 European countries in continental Europe, the U.K. and Scandinavia. In mid-May 2001, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there would be broader market coverage of each country in the indices. These changes were phased in and completed with no measurable market dislocation in May 2002. The Fund has been reconfigured to match the characteristics of the revised index in order to seek to track its performance.

In local currency terms, most European equity markets were down substantially for the six-month period, led by a steep drop in the information technology sector amid concerns about over capacity and questions about companies' ability to service their debt. Significant gains in the British pound and euro versus the U.S. dollar partially offset declines in local markets and the Fund.

Technology Fund

The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index ("GSTI(R)").

Technology stocks continued one of their steepest declines ever in the six months ended July 31, 2002, despite significant short-term rallies in March and May. As a result, the Fund posted a return of -38.52% during this period compared with a return of -39.71% for the GSTI(R). Since the Fund has a mandate to be fully invested and sector-neutral versus the GSTI(R), its relative outperformance was due mainly to stock selection. Past performance is no guarantee of future results*.

As almost all technology stocks declined over the period, the Fund was unable to escape the downdraft. The Internet sector was the worst performer, led downward by AOL Time Warner. The major drivers of growth for the technology sector - personal computers, corporate spending, wireless communications and wireline telecommunications - have stagnated. While the technology sector is currently experiencing a difficult period, we believe longer-term investment opportunities remain due to technology's growth potential.

Tax Managed Growth Fund

The Tax Managed Fund seeks long-term capital appreciation while minimizing taxable distributions to shareholders.

Large-cap growth stocks fell sharply in the six-month period ended July 31, 2002. Investors generally avoided aggressive investments amid lackluster corporate earnings, as well as concerns about the strength of the economic recovery and questionable corporate accounting practices. Virtually all major sectors produced negative returns. Among the weakest were information technology, media, telecommunications and pharmaceutical stocks.

Reflecting the weak environment for large-cap growth stocks during this period, the Fund posted a return of -20.34% with an after-tax return of -23.34% and an after-tax return on distributions and sale of fund shares of -14.33%, compared with a -18.74% return of the S&P 500 Index. Past performance is no guarantee of future results*.

Over the six-month period, sector weightings helped the Fund's performance relative to the Lipper benchmarks. Overweighting the consumer staples sector, plus strong relative performance of holdings in the group, and underweighting the information technology telecom services sectors were positives. However, sharp declines in media stocks in the consumer discretionary sector, which we overweighted, crimped results.


--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
While recent stock market performance has been discouraging, we know that it cannot continue indefinitely. The economy is growing, interest rates are low, and corporate earnings are poised to improve. Large-cap growth stocks have been out of favor for some time, and many companies whose fundamentals have not deteriorated have been abandoned by investors with short time horizons. We consider this to be an excellent opportunity for long-term investors to buy companies with a history of and strong potential for solid earnings growth at attractive prices.

Outlook

The uncertainty about the strength of the U.S. recovery has kept the Federal Reserve from raising interest rates at all its policy meetings so far this year. Indeed, the central bank has expressed concerns that risks of an economic slowdown outweigh the threat of accelerating inflation, leading some market analysts to anticipate a rate cut before the year is out if growth stalls. Much will depend on economic indicators in the coming months, but several regional Federal reserve bank governors have recently said on separate occasions that they believe current interest rates are low enough to stimulate economic growth. It is just a matter of time before the beneficial effects will take hold.

We tend to agree. Although the economy's seemingly uneven recovery has been unsettling to investors when viewed against a backdrop of corporate distrust and geopolitical uncertainty, the data clearly point to a gradual acceleration of growth. Thanks in part to personal income growth, consumer spending, for the most part, has held up reasonably well.

Job growth has been less than robust so far this year, but recent employment reports showed a marked improvement, including upward revisions to the number of new positions initially reported.

In addition, the implementation of accounting reforms and the increased scrutiny and pressure on auditors, following the implosion of several former corporate giants, should lead to cleaner and clearer financial reporting. This should help regain investor confidence. Meanwhile, inflation remains subdued, providing the Federal Reserve and other major central banks with room to cut interest rates if further stimulus is needed to keep the recovery on track.

All in all, we believe that both the economy and market should improve. The economy should begin to firm, which should provide a boost to corporate profits, and in turn, stock prices, though the double-digit returns of the late 1990s are not likely to be seen again for some time.

For the second half of the fiscal year, the market's direction likely will be affected primarily by how quickly the economy and corporate profits bounce back from the low levels exhibited in 2001. In light of today's economic and market environment, we believe the overall quality and underlying financial strength of the companies held in our Funds provide a solid investment foundation for our shareholders.

Sincerely,


/s/ Frank J. Petrilli
Frank J. Petrilli
President and Chief Executive Officer
TD Waterhouse USA
September 23, 2002

* Performance data quoted represents past performance. As with all investments, past performance is no guarantee of future results. The return is based on a constant investment throughout the period, includes reinvestment of dividends and reflects a net return to the shareholders after all expenses, inclusive of fee waivers. Without this waiver, the Fund's total return would have been lower. The returns shown for the various indices reflect the reinvestment of dividends but do not include any expenses, since an index has none. It is not possible to invest in an index. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

An investment in the Fund is neither FDIC-insured nor guaranteed by the U. S. Government and is not a deposit or obligation guaranteed by any bank and is subject to investment risk, including possible loss of the principal amount invested.

Distributor: Funds Distributor, Inc.



--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

A WORD ABOUT THE S&P, MSCI(R)AND THE GSTI(R)INDEXES

The 500 Index Fund (the "Product") is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to TD Waterhouse Asset Management, Inc. (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee, or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Each of the Asian Index Fund and the European Index Fund (the "Funds") is not sponsored, endorsed, sold or promoted by MSCI(R) or any affiliate of MSCI(R). Neither MSCI(R) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in the Funds particularly or the ability of either the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index to track the general stock market performance. MSCI(R) is the licensor of certain trademarks, service marks and trade names of MSCI(R) and each of the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index, which are determined, composed and calculated by MSCI(R) without regard to the issuer of the Funds or the Funds. MSCI(R) has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration when determining, composing or calculating the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index. MSCI(R) is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Neither MSCI(R) nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

ALTHOUGH MSCI(R) SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI(R) CONSIDERS RELIABLE, NEITHER MSCI(R) NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI(R) NOR
ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI(R) NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTY, AND MSCI(R) HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORGOING, IN NO EVENT SHALL MSCI(R) OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Technology Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Goldman, Sachs & Co. Goldman, Sachs & Co. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the GSTI(R)Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to TD Waterhouse Asset Management, Inc., and its Affiliates or the Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of GSTI(R)Composite Index, which is determined, composed and calculated by Goldman, Sachs & Co. without regard to TD Waterhouse Asset Management, Inc., and its Affiliates or the Fund. Goldman, Sachs & Co. has no obligation to take the needs of TD Waterhouse Asset Management, Inc., and its Affiliates, the Fund or the shareholders into consideration when determining, composing or calculating the GSTI(R)Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of prices and the amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Fund.



--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------

Goldman, Sachs & Co. does not guarantee the accuracy and/or completeness of the GSTI(R)Composite Index or any data included therein, and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to the results to be obtained by the Fund, the shareholders, or any other person or entity from use of the GSTI(R)Composite Index or any data included therein. Goldman, Sachs & Co. makes no expressed or implied warranties of merchantability or fitness for a particular purpose or use with respect to the GSTI(R)Composite Index or any data included therein. Without limiting any of the foregoing, Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any special, punitive, or any consequential damages (including lost profits), even if notified of the possibility of such damages.





--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


                    ---------------------------------------

                                TABLE OF CONTENTS

                    ---------------------------------------


         Bond Index Fund
            Schedule of Investments ................................ 10

         Dow 30 Fund
            Schedule of Investments ................................ 12

         500 Index Fund
            Schedule of Investments  ............................... 13

         Extended Market Index Fund
            Schedule of Investments ................................ 19

         Asian Index Fund
            Schedule of Investments ................................ 28

         European Index Fund
            Schedule of Investments ................................ 32

         Technology Fund
            Schedule of Investments ................................ 37

         Tax Managed Growth Fund
            Schedule of Investments ................................ 39

         Statements of Assets and Liabilities ...................... 41

         Statements of Operations .................................. 43

         Statements of Changes in Net Assets ....................... 45

         Financial Highlights ...................................... 49

         Notes to Financial Statements ............................. 57





--------------------------------------------------------------------------------
                                                                             9

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST


                    BOND INDEX FUND   o   SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                Principal             Market
                                                 Amount               Value
                                             ---------------      --------------
U.S. Government Obligations

U.S. Treasury Bonds--7.6%
     9.88%, 11/15/15                          $    20,000       $       29,438
     9.25%, 02/15/16                               20,000               28,187
     7.25%, 05/15/16                               80,000               96,875
     7.50%, 11/15/16                               75,000               92,710
     8.75%, 05/15/17                               25,000               34,238
     8.50%, 02/15/20                               12,000               16,312
     6.25%, 08/15/23                               59,000               64,875
     6.00%, 02/15/26                               94,000              100,418
     6.13%, 11/15/27                               53,000               57,609
     5.50%, 08/15/28                               60,000               60,087
     5.25%, 02/15/29                              129,000              124,928
     6.25%, 05/15/30                               68,000               75,714
     5.38%, 02/15/31                               89,000               89,890
                                                                --------------
                                                                       871,281
                                                                --------------
U.S. Treasury Notes--69.1%
     4.25%, 05/31/03                               53,000               54,130
     5.50%, 05/31/03                              147,000              151,604
     3.88%, 07/31/03                              147,000              150,170
     5.25%, 08/15/03                              163,000              168,914
     5.75%, 08/15/03                              195,000              203,149
     4.25%, 11/15/03                              161,000              166,012
     3.00%, 01/31/04                              135,000              137,094
     4.75%, 02/15/04                              160,000              166,812
     5.88%, 02/15/04                              171,000              181,166
     5.25%, 05/15/04                              259,000              273,387
     7.25%, 05/15/04                              120,000              130,842
     3.25%, 05/31/04                              250,000              255,098
     2.88%, 06/30/04                              540,000              547,024
     2.25%, 07/31/04                              105,000              105,025
     6.00%, 08/15/04                              129,000              138,675
     7.25%, 08/15/04                              166,000              182,522
     5.88%, 11/15/04                              165,000              177,672
     7.88%, 11/15/04                              230,000              257,771
     7.50%, 02/15/05                               88,000               98,710
     6.50%, 05/15/05                              160,000              176,318
     6.75%, 05/15/05                              194,000              214,952
     6.50%, 08/15/05                              148,000              163,823
     5.75%, 11/15/05                              187,000              203,362
     5.88%, 11/15/05                              162,000              176,852
     5.63%, 02/15/06                              105,000              114,183
     4.63%, 05/15/06                              188,000              197,936
     6.88%, 05/15/06                              116,000              131,324
     7.00%, 07/15/06                              202,000              230,129
     6.50%, 10/15/06                              141,000              158,553
     3.50%, 11/15/06                              198,000              199,323
     6.25%, 02/15/07                              189,000              211,544
     4.38%, 05/15/07                              220,000              228,834
     6.63%, 05/15/07                              134,000              152,467

     6.13%, 08/15/07                            $ 245,000          $   273,518
     5.50%, 02/15/08                              203,000              221,349
     5.63%, 05/15/08                              167,000              182,832
     4.75%, 11/15/08                              180,000              188,563
     5.50%, 05/15/09                              228,000              247,888
     6.00%, 08/15/09                              129,000              143,855
     6.50%, 02/15/10                              151,000              173,224
     5.75%, 08/15/10                              101,000              111,001
     5.00%, 02/15/11                               52,000               54,390
     5.00%, 08/15/11                               51,000               53,191
     4.88%, 02/15/12                              142,000              146,493
                                                                --------------
                                                                     7,901,681
                                                                --------------
Total U.S. Government Obligations
(Cost $8,464,697)--76.7%                                             8,772,962
                                                                --------------
U.S. Government Agency Obligations

Fannie Mae--10.8%
     5.13%, 02/13/04                              169,000              176,438
     5.63%, 05/14/04                              140,000              147,918
     6.50%, 08/15/04                              102,000              110,004
     5.50%, 02/15/06                              235,000              251,188
     5.00%, 01/15/07                               97,000              101,609
     6.63%, 09/15/09                              100,000              111,978
     7.25%, 01/15/10                               90,000              104,165
     6.00%, 05/15/11                              155,000              165,814
     6.25%, 05/15/29                               67,000               69,094
                                                                --------------
                                                                     1,238,208
                                                                --------------
Freddie Mac--3.5%
     5.50%, 07/15/06                              110,000              117,533
     5.75%, 03/15/09                              100,000              107,000
     6.88%, 09/15/10                              150,000              169,816
                                                                --------------
                                                                       394,349
                                                                --------------
Federal Home Loan Bank--1.7%
     5.13%, 03/06/06                              185,000              195,593
                                                                --------------
Total U.S. Government Agency Obligations
 (Cost $1,767,635)--16.0%                                            1,828,150
                                                                --------------

Corporate Bonds
     Asian Development Bank,
       5.75%,  05/19/03                             7,000                7,205
     Asian Development Bank, MTN,
       4.88%, 02/05/07                              7,000                7,263
     Canadian Government,
       5.25%, 11/05/08                             12,000               12,749
     Chase Manhattan Corp.,
       7.88%, 06/15/10                             65,000               72,475



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST


                    BOND INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                 Principal            Market
                                                  Amount               Value
                                               -------------       -------------
     Citigroup, Inc.,
       6.75%, 12/01/05                          $  12,000        $      12,926
       7.25%, 10/01/10                             12,000               13,087
     DaimlerChrysler Holdings NA,
       7.40%, 01/20/05                              6,000                6,401
       6.40%, 05/15/06                              6,000                6,308
       7.20%, 09/01/09                              6,000                6,342
     Deutsche Telekom,
       8.50%, 06/15/10                             13,000               13,438
     E.I. Du Pont de Nemours & Co.,
       5.88%, 05/11/09                             65,000               68,994
     European Investment Bank,
       4.88%, 09/06/06                             16,000               16,669
     Ford Motor Credit Co.,
       6.88%, 02/01/06                             64,000               64,612
     General Electric Capital Corp., MTN,
       6.80%, 11/01/05                              9,000                9,791
       7.38%, 01/19/10                              9,000                9,976
     General Motors Acceptance Corp.,
       6.88%, 09/15/11                             50,000               49,414
     Goldman Sachs Group, Inc.,
       6.88%, 01/15/11                              7,000                7,348
       6.60%, 01/15/12                              7,000                7,284
     Household Finance Corp.,
       5.75%, 01/30/07                             24,000               23,255
     Hydro-Quebec,
       8.00%, 02/01/13                             11,000               13,353
     International Bank for Reconstruction
     & Development,
       7.00%, 01/27/05                             19,000               20,908
       5.00%, 03/28/06                             19,000               19,937
     KFW International Finance,
       4.75%, 01/24/07                             11,000               11,408
     Lehman Brothers Holdings,
       7.75%, 01/15/05                             11,000               12,096
       6.25%, 05/15/06                             11,000               11,702
     Merrill Lynch & Co.,
       6.88%, 11/15/18                             65,000               66,300
     Morgan Stanley Dean Witter & Co.,
       6.10%, 04/15/06                              8,000                8,418
       6.75%, 04/15/11                              8,000                8,357
     Republic of Italy,
       4.38%, 10/25/06                             24,000               24,557
     Wells Fargo Co.,
       7.20%, 05/01/03                             65,000               67,438
                                                                --------------

Total Corporate Bonds

 (Cost $651,578)--5.9%                                                 680,011
                                                                --------------

Total Investments

 (Cost $10,883,910)--98.6%                                         $11,281,123

Other Assets and Liabilities, Net--1.4%                                157,525
                                                                --------------

Net Assets--100.0%                                                 $11,438,648
                                                                ==============


MTN   Medium Term Note

             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST


                      DOW 30 FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                Number of            Market
                                                  Shares             Value
                                               -----------       --------------
Common Stock

     3M Co.                                      105,994          $13,337,225
     Alcoa, Inc.                                 105,994            2,867,138
     American Express Co.                        105,994            3,737,348
     AT&T Corp.                                  105,994            1,079,019
     Boeing Co.                                  105,994            4,400,871
     Caterpillar, Inc.                           105,994            4,737,932
     Citigroup, Inc.                             105,994            3,555,039
     Coca-Cola Co.                               105,994            5,293,340
     Eastman Kodak Co.                           105,994            3,262,495
     E.I. Du Pont de Nemours & Co.               105,994            4,442,209
     Exxon Mobil Corp.                           105,994            3,896,339
     General Electric Co.                        105,994            3,413,007
     General Motors Corp.                        105,994            4,934,021
     Hewlett-Packard Co.                         105,994            1,499,815
     Home Depot, Inc.                            105,994            3,273,095
     Honeywell International, Inc.               105,994            3,429,966
     Intel Corp.                                 105,994            1,991,627
     International Business Machines Corp.       105,994            7,461,978
     International Paper Co.                     105,994            4,220,681
     Johnson & Johnson                           105,994            5,617,682
     JPMorgan Chase & Co.                        105,994            2,645,610
     McDonald's Corp.                            105,994            2,623,351
     Merck & Co., Inc.                           105,994            5,257,302
     Microsoft Corp. (A)                         105,994            5,085,592
     Philip Morris Cos., Inc.                    105,994            4,881,024
     Procter & Gamble Co.                        105,994            9,432,406
     SBC Communications, Inc.                    105,994            2,931,794
     United Technologies Corp.                   105,994            7,366,583
     Wal-Mart Stores, Inc.                       105,994            5,212,785
     Walt Disney Co.                             105,994            1,879,274
                                                               --------------
Total Common Stock

 (Cost $159,096,529)--99.1%                                       133,766,548
                                                               --------------
Other (Cost $994,473)--0.7%
     Diamonds Trust, Series 1                     10,972      $       956,210
                                                              ---------------

Repurchase Agreement--0.9%
     ABN AMRO, Inc.
     (Par value and cost $1,250,000)
     - dated 07/31/02, due 8/01/02, 1.84%,
       in the amount of $1,250,064
     - fully collateralized by $1,258,000
       U.S. Government Securities, 3.25%,
       01/15/04, value $1,275,896                                   1,250,000
                                                              ---------------

U.S. Government Obligation
(Cost $59,864)--0.1%
     U.S. Treasury Bill, matures 09/19/02,
     par value $60,000, yield at
     time of purchase 1.67% (B)                                        59,865
                                                              ---------------

Total Investments

(Cost $161,400,866)--100.8%                                       136,032,623

Liabilities in Excess of Other Assets,
 Net--(0.8)%                                                       (1,101,548)
                                                              ---------------
Net Assets--100.0%                                            $   134,931,075
                                                              ===============

(A) Non-income producing security.

(B) Security pledged as collateral on open futures contracts.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                  -----------       -----------
Common Stock

Aerospace & Defense--1.6%
     Boeing Co.                                      2,850          $   118,332
     General Dynamics Corp.                            850               68,782
     Goodrich Corp.                                    150                3,346
     Lockheed Martin Corp.                           1,550               99,370
     Northrop Grumman Corp.                            500               55,350
     Raytheon Co.                                    1,350               43,983
     Rockwell Collins, Inc.                          1,100               28,270
     United Technologies Corp.                       1,750              121,625
                                                                 --------------
                                                                        539,058
                                                                 --------------
Air Transportation--0.7%
     AMR Corp./Del. (A)                                200                2,236
     Delta Air Lines, Inc.                             150                2,337
     FedEx Corp.                                     1,300               66,235
     Honeywell International, Inc.                   3,250              105,170
     Southwest Airlines Co.                          2,700               37,287
     Textron, Inc.                                     450               17,730
                                                                 --------------
                                                                        230,995
                                                                 --------------
Apparel/Textiles--0.2%

     Cintas Corp.                                      450               19,750
     Jones Apparel Group, Inc. (A)                     250                8,507
     Liz Claiborne, Inc.                               100                2,885
     VF Corp.                                          750               28,935
                                                                 --------------
                                                                         60,077
                                                                 --------------
Automotive--0.9%

     Cooper Tire & Rubber                              150                3,001
     Dana Corp.                                        200                3,216
     Delphi Corp.                                    1,500               14,940
     Ford Motor Co.                                  6,250               84,187
     General Motors Corp.                            1,800               83,790
     Genuine Parts Co.                                 750               23,032
     Goodyear Tire & Rubber Co.                        200                3,488
     ITT Industries, Inc.                              450               28,746
     Navistar International Corp. (A)                  100                2,579
     Paccar, Inc.                                      225                8,629
     Rockwell International Corp.                      900               16,650
     TRW, Inc.                                         500               26,975
     Visteon Corp.                                     150                1,671
                                                                 --------------
                                                                        300,904
                                                                 --------------
Banks--7.8%

     Amsouth Bancorp                                 1,250               27,900
     Bank of America Corp.                           5,750              382,375
     Bank of New York Co., Inc.                      2,850               91,257
     Bank One Corp.                                  4,050              157,585
     BB&T Corp.                                      2,000               74,040
     Charter One Financial, Inc.                       865               29,341
     Comerica, Inc.                                    600               34,896
     Fifth Third Bancorp                             2,100              138,747
     First Tennessee National Corp.                    450               16,843
     FleetBoston Financial Corp.                     3,700               85,840
     Golden West Financial Corp.                       500               32,875
     Huntington Bancshares, Inc.                     1,350               26,649
     JPMorgan Chase & Co.                            7,240              180,710
     Keycorp                                         1,800               47,268

     Marshall & Ilsley Corp.                           500          $    15,045
     Mellon Financial Corp.                          1,500               39,870
     National City Corp.                             2,350               72,615
     North Fork Bancorporation, Inc.                   600               24,366
     Northern Trust Corp.                              900               35,847
     PNC Financial Services Group, Inc.              1,050               44,257
     Regions Financial Corp.                           800               28,184
     SouthTrust Corp.                                  850               21,454
     State Street Corp.                              1,100               46,750
     SunTrust Banks, Inc.                              950               62,510
     Synovus Financial Corp.                         1,000               24,000
     US Bancorp                                      7,298              156,104
     Union Planters Corp.                              825               25,278
     Wachovia Corp.                                  5,000              179,000
     Washington Mutual, Inc.                         3,450              129,064
     Wells Fargo & Co.                               5,900              300,074
     Zions Bancorp                                     150                7,576
                                                                 --------------
                                                                      2,538,320
                                                                 --------------
Beauty Products--2.5%
     Alberto-Culver Co., Cl B                           50                2,375
     Avon Products, Inc.                             1,100               50,886
     Colgate-Palmolive Co.                           1,900               97,565
     Gillette Co.                                    3,900              128,232
     International Flavors & Fragrances, Inc.          150                4,588
     Kimberly-Clark Corp.                            1,800              109,890
     Procter & Gamble Co.                            4,650              413,803
                                                                 --------------
                                                                        807,339
                                                                 --------------
Broadcasting, Newspapers &
  Advertising--0.6%

     Clear Channel Communications (A)                2,100               54,705
     Comcast Corp., Cl A (A)                         3,000               62,700
     Interpublic Group Cos., Inc.                    1,450               30,319
     Omnicom Group                                     750               39,982
     TMP Worldwide, Inc. (A)                           150                2,316
     Univision Communications, Inc., Cl A (A)          750               21,442
                                                                 --------------
                                                                        211,464
                                                                 --------------
Building & Construction--0.3%
     American Standard Cos. (A)                        300               21,453
     Centex Corp.                                      100                4,795
     Fluor Corp.                                       100                3,210
     KB Home                                           100                4,621
     Masco Corp.                                     1,800               43,560
     Pulte Homes, Inc.                                  50                2,396
     Vulcan Materials Co.                              450               18,198
                                                                 --------------
                                                                         98,233
                                                                 --------------
Chemicals--1.3%

     Air Products & Chemicals, Inc.                    950               42,037
     Ashland, Inc.                                     100                3,567
     Cooper Industries Ltd., Cl A                      150                4,671
     Dow Chemical Co.                                3,050               88,053
     Eastman Chemical Co.                              100                4,432
     E.I. Du Pont de Nemours & Co.                   3,800              159,258
     Engelhard Corp.                                   200                5,000
     Great Lakes Chemical Corp.                        100                2,513
     Hercules, Inc. (A)                                200                2,120
     PPG Industries, Inc.                              800               45,920
     Praxair, Inc.                                     550               28,765


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                  Number of           Market
                                                   Shares              Value
                                                 -----------       -----------
     Rohm & Haas Co.                                  750       $       28,125
     Sigma-Aldrich                                    100                4,792
                                                                --------------
                                                                       419,253
                                                                --------------
Computers & Services--5.1%
     3M Co.                                         1,350              169,870
     Apple Computer, Inc. (A)                         950               14,497
     Autodesk, Inc.                                   200                2,578
     Cisco Systems, Inc. (A)                       26,300              346,897
     Computer Sciences Corp. (A)                      450               16,650
     Dell Computer Corp. (A)                        9,650              240,574
     eBay, Inc. (A)                                   890               50,810
     Electronic Data Systems Corp.                  1,700               62,509
     EMC Corp. (A)                                  7,350               55,125
     Gateway, Inc. (A)                                300                1,020
     Hewlett-Packard Co.                           10,704              151,462
     International Business Machines Corp.          6,000              422,400
     International Game Technology (A)                350               20,387
     Lexmark International, Inc. (A)                  350               17,108
     NCR Corp. (A)                                    150                3,946
     Palm, Inc. (A)                                   800                  872
     Sungard Data Systems, Inc. (A)                   950               22,278
     Sun Microsystems, Inc. (A)                    13,250               51,940
     Symbol Technologies, Inc.                        300                2,742
     Unisys Corp. (A)                                 400                3,008
                                                                --------------
                                                                     1,656,673
                                                                --------------
Containers & Packaging--0.1%
     Ball Corp.                                       100                4,302
     Bemis Co.                                         50                2,403
     Newell Rubbermaid, Inc.                          700               21,056
     Pactiv Corp. (A)                                 200                3,634
     Sealed Air Corp. (A)                             100                1,451
                                                                --------------
                                                                        32,846
                                                                --------------
Data Processing--0.7%
     Automatic Data Processing                      2,450               91,360
     First Data Corp.                               3,000              104,850
     Fiserv, Inc. (A)                                 475               16,345
     IMS Health, Inc.                                 700               11,074
                                                                --------------
                                                                       223,629
                                                                --------------
Diversified Manufacturing--0.6%
     Crane Co.                                         50                1,149
     Danaher Corp.                                    450               27,922
     Illinois Tool Works                            1,200               79,188
     Tyco International Ltd.                        6,828               87,398
                                                                --------------
                                                                       195,657
                                                                --------------
Electrical Services--6.1%
     AES Corp. (A)                                  1,400                2,870
     Allegheny Energy, Inc.                           200                4,210
     Ameren Corp.                                     700               30,590
     American Electric Power Co., Inc.              1,050               34,555
     Calpine Corp. (A)                              2,250               11,182
     Cinergy Corp.                                    700               23,730
     Citizens Communications Co. (A)                  350                1,918
     CMS Energy Corp.                                 200                1,624
     Consolidated Edison, Inc.                        550               23,567
     Constellation Energy Group, Inc.               1,050               29,263
     Dominion Resources, Inc.                       1,200               71,328

     DTE Energy Co.                                   750      $        30,720
     Duke Energy Corp.                              2,650               67,548
     Edison International (A)                       1,650               21,615
     Emerson Electric Co.                           1,500               76,425
     Entergy Corp.                                    600               24,318
     Exelon Corp.                                     956               46,892
     FirstEnergy Corp.                              1,349               41,482
     FPL Group, Inc.                                  850               48,152
     General Electric Co.                          34,900            1,123,780
     Mirant Corp. (A)                               2,078                7,481
     NiSource, Inc.                                 1,300               25,740
     PG&E Corp. (A)                                   950               13,205
     Pinnacle West Capital Corp.                      100                3,400
     PPL Corp.                                        650               21,482
     Progress Energy, Inc.                          1,000               46,750
     Public Service Enterprise Group, Inc.            500               17,275
     Reliant Energy, Inc.                             750                7,545
     Southern Co.                                   2,850               82,023
     Teco Energy, Inc.                                400                9,240
     TXU Corp.                                        950               40,973
     XCEL Energy, Inc.                              1,550               10,788
                                                                --------------
                                                                     2,001,671
                                                                --------------
Electronic & Other Electrical
  Equipment--0.4%
     Adobe Systems, Inc.                              800               19,168
     American Power Conversion (A)                    250                2,737
     Eaton Corp.                                      400               27,928
     Jabil Circuit, Inc. (A)                        1,350               24,016
     Molex, Inc.                                      750               21,885
     Sanmina Corp. (A)                              1,050                4,273
     Solectron Corp. (A)                            3,500               14,000
     Tektronix, Inc. (A)                              100                1,864
     Thomas & Betts Corp. (A)                         100                1,472
                                                                --------------
                                                                       117,343
                                                                --------------
Entertainment--1.1%

     AOL Time Warner, Inc. (A)                     15,975              183,712
     Carnival Corp.                                 2,000               53,000
     Walt Disney Co.                                7,000              124,110
                                                                --------------
                                                                       360,822
                                                                --------------
Environmental Services--0.3%
     Allied Waste Industries, Inc. (A)                250                1,650
     Ecolab, Inc.                                     700               32,165
     Waste Management, Inc.                         2,350               55,624
                                                                --------------
                                                                        89,439
                                                                --------------
Financial Services--6.6%
     American Express Co.                           4,950              174,537
     Bear Stearns Cos., Inc.                          250               15,055
     Capital One Financial Corp.                      900               28,530
     Charles Schwab Corp.                           5,550               49,672
     Citigroup, Inc.                               18,340              615,124
     Concord EFS, Inc. (A)                          1,650               32,175
     Countrywide Credit, Inc.                         650               33,026
     Equifax, Inc.                                    200                4,240
     Fannie Mae                                     3,750              280,837
     Franklin Resources, Inc.                         850               29,180
     Freddie Mac                                    2,650              164,167


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                    Number of           Market
                                                     Shares              Value
                                                   -----------       -----------
     Goldman Sachs Group, Inc.                      1,900         $    138,985
     Household International, Inc.                  1,550               66,138
     Lehman Brothers Holdings, Inc.                   800               45,368
     MBNA Corp.                                     4,800               93,072
     Merrill Lynch & Co., Inc.                      3,200              114,080
     Moody's Corp.                                    600               29,760
     Morgan Stanley Dean Witter & Co.               3,750              151,312
     Providian Financial Corp. (A)                    400                2,008
     SLM Corp.                                        650               59,150
     Stilwell Financial, Inc.                         850               11,517
     T. Rowe Price Group, Inc.                        750               20,272
                                                                --------------
                                                                     2,158,205
                                                                --------------
Food, Beverage & Tobacco--5.6%
     Adolph Coors, Cl B                                50                3,020
     Anheuser-Busch Cos., Inc.                      3,000              155,130
     Archer-Daniels-Midland Co.                     3,285               38,434
     Brown-Forman Corp., Cl B                         400               27,112
     Campbell Soup Co.                              1,700               39,610
     Coca-Cola Co.                                  8,850              441,969
     Coca-Cola Enterprises, Inc.                    2,000               37,240
     Conagra Foods, Inc.                            2,100               52,731
     Fortune Brands, Inc.                             450               23,535
     General Mills, Inc.                            1,550               64,247
     Hershey Foods Corp.                              350               27,461
     HJ Heinz Co.                                   1,100               42,295
     Kellogg Co.                                    1,600               55,104
     Pepsi Bottling Group, Inc.                     1,050               25,956
     PepsiCo, Inc.                                  6,360              273,098
     Philip Morris Cos., Inc.                       7,500              345,375
     Sara Lee Corp.                                 3,450               64,653
     Supervalu, Inc.                                  150                3,126
     Sysco Corp.                                    2,450               63,822
     UST, Inc.                                        650               19,129
     Wm Wrigley, Jr. Co.                              900               46,035
                                                                --------------
                                                                     1,849,082
                                                                --------------
Footwear--0.1%
     Nike, Inc., Cl B                                 750               36,967
     Reebok International Ltd. (A)                    100                2,691
                                                                --------------
                                                                        39,658
                                                                --------------
Gas/Natural Gas--0.3%
     Dynegy, Inc.                                   1,350                3,240
     El Paso Energy Corp.                           1,807               26,111
     KeySpan Corp.                                    700               24,430
     Kinder Morgan, Inc.                              650               27,046
     Nicor, Inc.                                      100                2,700
     Peoples Energy Corp.                             100                3,511
     Sempra Energy                                  1,150               24,380
     Williams Cos., Inc.                            1,900                5,605
                                                                --------------
                                                                       117,023
                                                                --------------
Hotel & Motel--0.3%
     Harrah's Entertainment, Inc. (A)                 650               30,758
     Hilton Hotels Corp.                            1,900               23,218
     Marriott International, Inc., Cl A               750               25,125
     Starwood Hotels & Resorts Worldwide, Inc.        750               19,275
                                                                --------------
                                                                        98,376
                                                                --------------

Household Products--0.3%
     Clorox Co.                                       600         $     23,100
     Leggett & Platt, Inc.                          1,050               23,614
     Maytag Corp.                                     100                3,313
     Sherwin-Williams Co.                           1,000               28,730
     Tupperware Corp.                                 100                1,735
     Whirlpool Corp.                                  300               17,211
                                                                --------------
                                                                        97,703
                                                                --------------
Insurance--5.3%
     ACE Ltd.                                       1,200               38,004
     Aetna, Inc.                                      550               24,024
     Aflac, Inc.                                    1,800               56,538
     Allstate Corp.                                 2,450               93,124
     AMBAC Financial Group, Inc.                      600               37,818
     American International Group                   9,226              589,726
     Anthem, Inc. (A)                                 350               23,758
     AON Corp.                                        650               15,437
     Chubb Corp.                                      750               48,668
     Cigna Corp.                                      450               40,500
     Cincinnati Financial Corp.                       600               24,054
     Hartford Financial Services Group, Inc.          750               37,950
     Jefferson-Pilot Corp.                            550               23,898
     John Hancock Financial Services                1,200               39,720
     Lincoln National Corp.                           550               20,180
     Loews Corp.                                      850               40,324
     Marsh & McLennan Cos., Inc.                    1,900               91,010
     MBIA, Inc.                                       500               24,795
     Metlife, Inc.                                  2,550               71,885
     MGIC Investment Corp.                            500               31,500
     Principal Financial Group (A)                  1,130               32,442
     Progressive Corp.                                600               30,690
     Prudential Financial, Inc. (A)                 1,850               61,032
     Safeco Corp.                                     950               30,153
     St. Paul Cos.                                  1,000               31,210
     Torchmark Corp.                                  650               23,556
     UnitedHealth Group, Inc.                       1,150              100,809
     UnumProvident Group, Inc.                        900               18,414
     XL Capital Ltd., Cl A                            400               29,640
                                                                --------------
                                                                     1,730,859
                                                                --------------
Leisure Products--0.1%
     Brunswick Corp.                                  100                2,288
     Hasbro, Inc.                                     200                2,450
     Mattel, Inc.                                   1,150               21,632
                                                                --------------
                                                                        26,370
                                                                --------------
Machinery & Manufacturing
  Operations--0.6%
     Black & Decker Corp.                             100                4,550
     Caterpillar, Inc.                              1,500               67,050
     Cummins, Inc.                                    100                3,230
     Deere & Co.                                    1,050               44,121
     Dover Corp.                                      550               16,143
     Ingersoll-Rand Co., Cl A                         600               23,034
     McDermott International, Inc. (A)                200                  938
     Pall Corp.                                       150                2,637
     Parker Hannifin Corp.                            500               20,130



--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                  Number of           Market
                                                   Shares              Value
                                                 -----------       -----------
     Snap-On, Inc.                                    100        $       2,717
     Stanley Works                                    100                3,609
     WW Grainger, Inc.                                150                7,356
                                                                --------------
                                                                       195,515
                                                                --------------
Measuring Devices--0.2%
     Agilent Technologies, Inc. (A)                 1,550               29,264
     Applied Biosystems Group - Applera Corp.         550               10,263
     PerkinElmer, Inc.                                100                  762
     Thermo Electron Corp. (A)                        250                4,245
     Waters Corp. (A)                                 400                9,084
                                                                --------------
                                                                        53,618
                                                                --------------
Medical Products & Services--4.6%
     Amgen, Inc. (A)                                4,606              210,218
     Bausch & Lomb, Inc.                              100                3,308
     Baxter International, Inc.                     1,900               75,829
     Becton Dickinson & Co.                           750               21,795
     Biomet, Inc.                                     875               22,689
     Boston Scientific Corp. (A)                    1,350               40,487
     CR Bard, Inc.                                     50                2,704
     Guidant Corp. (A)                              1,200               41,760
     HCA, Inc.                                      1,850               86,950
     Health Management Associates,
       Inc., Cl A (A)                                 400                8,092
     Healthsouth Corp. (A)                          2,000               20,500
     Humana, Inc. (A)                                 250                3,078
     Johnson & Johnson                             10,945              580,085
     Manor Care, Inc. (A)                             150                3,299
     Medtronic, Inc.                                4,150              167,660
     St. Jude Medical, Inc. (A)                       600               22,800
     Stryker Corp. (A)                                850               43,027
     Tenet Healthcare Corp. (A)                     1,725               82,196
     Wellpoint Health Networks (A)                    700               50,050
     Zimmer Holdings, Inc. (A)                        750               27,923
                                                                --------------
                                                                     1,514,450
                                                                --------------
Metal & Metal Industries--0.5%
     Alcoa, Inc.                                    3,050               82,503
     Allegheny Technologies, Inc.                     150                1,436
     Freeport-McMoran Copper & Gold,
       Inc., Cl B (A)                                 200                3,054
     Newmont Mining Corp.                           1,850               45,140
     Nucor Corp.                                      500               27,915
     Phelps Dodge Corp. (A)                           100                3,418
     United States Steel Corp.                        150                2,498
     Worthington Industries                           200                3,510
                                                                --------------
                                                                       169,474
                                                                --------------
Miscellaneous Business Services--0.4%
     Cendant Corp. (A)                              4,000               55,280
     Convergys Corp. (A)                              250                3,780
     Deluxe Corp.                                      50                1,945
     H&R Block, Inc.                                  650               31,382
     Paychex, Inc.                                  1,350               35,519
     Robert Half International, Inc. (A)              250                4,988
                                                                --------------
                                                                       132,894
                                                                --------------

Motorcycles--0.2%
     Harley-Davidson, Inc.                          1,050          $    49,728
                                                                --------------

Office Supplies & Equipment--0.2%
     Avery Dennison Corp.                             300               18,663
     Pitney Bowes, Inc.                               750               29,250
     Xerox Corp. (A)                                1,900               13,205
                                                                --------------
                                                                        61,118
                                                                --------------
Paper & Paper Products--0.5%
     Boise Cascade Corp.                              100                2,899
     Georgia-Pacific Corp.                            950               20,805
     International Paper Co.                        1,750               69,685
     Louisiana-Pacific Corp. (A)                      200                1,584
     MeadWestvaco Corp.                               745               19,810
     Temple-Inland, Inc.                               50                2,685
     Weyerhaeuser Co.                                 650               38,188
                                                                --------------
                                                                       155,656
                                                                --------------
Petroleum & Fuel Products--5.7%
     Amerada Hess Corp.                               450               30,780
     Anadarko Petroleum Corp.                         950               41,325
     Apache Corp.                                     465               23,948
     Baker Hughes, Inc.                             1,350               36,180
     BJ Services Co. (A)                              550               17,540
     Burlington Resources, Inc.                       550               20,103
     ChevronTexaco Corp.                            3,793              284,475
     Conoco, Inc.                                   2,500               60,300
     Devon Energy Corp.                               600               25,008
     EOG Resources, Inc.                              650               22,289
     Exxon Mobil Corp.                             24,200              889,592
     Halliburton Co.                                2,000               26,400
     Kerr-McGee Corp.                                 550               25,724
     Marathon Oil Corp.                             1,500               36,360
     Nabors Industries Ltd. (A)                       300                9,156
     Noble Corp. (A)                                  750               24,300
     Occidental Petroleum Corp.                     1,700               46,053
     Phillips Petroleum Co.                         1,540               79,695
     Rowan Cos., Inc.                                 100                1,957
     Schlumberger Ltd.                              2,200               94,424
     Sunoco, Inc.                                     100                3,554
     Transocean, Inc.                                 850               21,675
     Unocal Corp.                                     850               27,761
                                                                --------------
                                                                     1,848,599
                                                                --------------
Pharmaceuticals--8.0%
     Abbott Laboratories                            5,250              217,403
     Allergan, Inc.                                   700               42,343
     Amerisource Bergen Corp.                         400               26,796
     Biogen, Inc. (A)                                 550               19,784
     Bristol-Myers Squibb Co.                       6,500              152,295
     Cardinal Health, Inc.                          1,500               86,400
     Chiron Corp. (A)                                 550               18,557
     Eli Lilly & Co.                                4,150              242,443
     Forest Laboratories, Inc. (A)                    700               54,229
     Genzyme Corp. (A)                                900               20,502



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                  Number of           Market
                                                   Shares              Value
                                                 -----------       -----------
     King Pharmaceuticals, Inc. (A)                   633         $     13,426
     McKesson Corp.                                 1,200               39,504
     Medimmune, Inc. (A)                            1,000               29,740
     Merck & Co., Inc.                              8,200              406,720
     Pfizer, Inc.                                  22,200              718,170
     Pharmacia Corp.                                4,500              201,330
     Schering-Plough Corp.                          5,100              130,050
     Watson Pharmaceuticals, Inc. (A)                 100                2,107
     Wyeth                                          4,900              195,510
                                                                --------------
                                                                     2,617,309
                                                                --------------
Photographic Equipment & Supplies--0.1%
     Eastman Kodak Co.                              1,350               41,553
                                                                --------------

Printing & Publishing--0.6%
     American Greetings, Cl A                         200                3,214
     Dow Jones & Co., Inc.                            150                6,180
     Gannett Co., Inc.                                800               57,528
     Knight-Ridder, Inc.                              150                9,083
     McGraw-Hill Cos., Inc.                           750               46,913
     Meredith Corp.                                    50                1,824
     New York Times Co., Cl A                         600               27,150
     RR Donnelley & Sons Co.                          150                4,169
     Tribune Co.                                    1,200               47,880
                                                                --------------
                                                                       203,941
                                                                --------------
Professional Services--0.1%
     Apollo Group, Inc., Cl A (A)                     600               23,550
                                                                --------------

Railroads--0.5%
     Burlington Northern Santa Fe Corp.             1,700               50,014
     CSX Corp.                                        750               25,928
     Norfolk Southern Corp.                         1,000               20,250
     Union Pacific Corp.                              950               55,737
                                                                --------------
                                                                       151,929
                                                                --------------
Real Estate Investment Trusts--0.3%
     Equity Office Properties Trust                 1,300               34,294
     Equity Residential Properties Trust            1,550               41,463
     Plum Creek Timber Co., Inc.                      400               11,400
     Simon Property Group, Inc.                       650               23,394
                                                                --------------
                                                                       110,551
                                                                --------------
Retail--7.2%
     Albertson's, Inc.                              1,550               43,679
     Autozone, Inc. (A)                               300               22,125
     Bed Bath & Beyond, Inc. (A)                    1,250               38,750
     Best Buy Co., Inc. (A)                         1,125               37,013
     Big Lots, Inc. (A)                               200                3,320
     Circuit City Stores                              850               14,493
     CVS Corp.                                      1,450               41,470
     Darden Restaurants, Inc.                         975               22,640
     Dillard's, Inc., Cl A                            150                3,525
     Dollar General Corp.                           1,950               33,462
     Family Dollar Stores                             940               28,473
     Federated Department Stores (A)                  650               24,447
     Gap, Inc.                                      3,350               40,703
     Home Depot, Inc.                               8,450              260,936
     JC Penney Co.                                  1,000               17,600

     Kohls Corp. (A)                                1,200         $     79,200
     Kroger Co. (A)                                 2,950               57,466
     Limited Brands                                 1,400               25,158
     Lowe's Cos., Inc.                              2,950              111,658
     May Department Stores Co.                      1,400               43,008
     McDonald's Corp.                               4,700              116,325
     Nordstrom, Inc.                                  150                2,835
     Office Depot, Inc. (A)                         1,300               16,874
     RadioShack Corp.                                 700               17,920
     Safeway, Inc. (A)                              1,800               50,076
     Sears, Roebuck & Co.                           1,100               51,887
     Staples, Inc. (A)                              1,200               20,028
     Starbucks Corp. (A)                            1,200               23,556
     Target Corp.                                   3,100              103,385
     Tiffany & Co.                                    900               22,176
     TJX Cos., Inc.                                 2,400               42,552
     Toys "R" Us, Inc. (A)                            250                3,370
     Wal-Mart Stores, Inc.                         15,750              774,585
     Walgreen Co.                                   3,600              127,188
     Wendy's International, Inc.                      150                5,519
     Winn-Dixie Stores, Inc.                          200                3,150
     Yum! Brands, Inc. (A)                            900               27,810
                                                                --------------
                                                                     2,358,362
                                                                --------------
Semi-Conductors/Instruments--3.0%
     Advanced Micro Devices, Inc. (A)               1,000                8,030
     Altera Corp. (A)                                 900               10,647
     Analog Devices, Inc. (A)                       1,300               31,330
     Applied Materials, Inc. (A)                    5,400               80,298
     Applied Micro Circuits Corp. (A)                 250                1,153
     Broadcom Corp., Cl A (A)                         600               11,256
     Intel Corp.                                   23,950              450,021
     JDS Uniphase Corp. (A)                         2,900                7,337
     Johnson Controls, Inc.                           450               36,459
     KLA-Tencor Corp. (A)                             800               31,512
     Linear Technology Corp.                        1,200               32,496
     LSI Logic Corp. (A)                            1,400               10,920
     Maxim Integrated Products (A)                  1,100               38,698
     Micron Technology, Inc. (A)                    1,700               33,133
     Millipore Corp.                                   50                1,655
     National Semiconductor Corp. (A)                 800               14,488
     Novellus Systems, Inc. (A)                       400               10,796
     Nvidia Corp. (A)                                 300                3,321
     PMC-Sierra, Inc. (A)                             190                1,815
     Power-One, Inc. (A)                              100                  456
     QLogic Corp. (A)                                 150                6,113
     Teradyne, Inc. (A)                               750               11,250
     Texas Instruments, Inc.                        5,850              135,428
     Vitesse Semiconductor Corp. (A)                  200                  484
     Xilinx, Inc. (A)                               1,200               23,028
                                                                --------------
                                                                       992,124
                                                                --------------
Software--3.9%
     BMC Software, Inc. (A)                           300                4,035
     Citrix Systems, Inc. (A)                         250                1,378
     Computer Associates International, Inc.        1,650               15,411
     Compuware Corp. (A)                              500                1,855



--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                     500 INDEX FUND o SCHEDULE OF INVESTMENT
                                  July 31, 2002
                                   (Unaudited)

                                                  Number of           Market
                                                   Shares              Value
                                                 -----------       -----------
     Electronic Arts, Inc. (A)                        400         $     24,072
     Intuit, Inc. (A)                                 700               30,786
     Mercury Interactive Corp. (A)                    100                2,562
     Microsoft Corp. (A)                           19,050              914,019
     Novell, Inc. (A)                                 450                1,004
     Oracle Corp. (A)                              18,600              186,167
     Parametric Technology Corp. (A)                  350                1,092
     Peoplesoft, Inc. (A)                           1,250               22,475
     Rational Software Corp. (A)                      500                3,360
     Siebel Systems, Inc. (A)                       1,250               11,750
     Veritas Software Corp. (A)                     1,400               23,562
     Yahoo, Inc. (A)                                2,300               30,291
                                                                --------------
                                                                     1,273,819
                                                                --------------
Telephones & Telecommunications--4.9%
     ADC Telecommunications, Inc. (A)                 800                1,440
     Alltel Corp.                                     900               36,468
     Andrew Corp. (A)                                 150                1,688
     AT&T Corp.                                    12,800              130,304
     AT&T Wireless Services, Inc. (A)               8,464               39,696
     Avaya, Inc. (A)                                  358                  533
     BellSouth Corp.                                6,350              170,498
     CenturyTel, Inc.                                 750               19,950
     CIENA Corp. (A)                                  500                2,015
     Comverse Technology, Inc. (A)                    200                1,592
     Corning, Inc. (A)                              2,200                3,520
     Lucent Technologies, Inc. (A)                 12,600               22,050
     Motorola, Inc.                                 7,850               91,060
     Network Appliance, Inc. (A)                      900                7,614
     Nextel Communications, Inc., Cl A (A)          1,850               10,601
     Qualcomm, Inc. (A)                             3,150               86,562
     Qwest Communications International (A)         4,150                5,312
     SBC Communications, Inc.                      12,200              337,452
     Scientific-Atlanta, Inc.                         200                2,530
     Sprint Corp. (FON Group)                       2,500               23,375
     Sprint Corp. (PCS Group) (A)                   4,050               16,605
     Tellabs, Inc. (A)                                550                3,152
     Verizon Communications, Inc.                   9,900              326,700
     Viacom, Inc., Cl B (A)                         6,350              247,206
                                                                --------------
                                                                     1,587,923
                                                                --------------
Testing Laboratories--0.0%
     Quintiles Transnational Corp. (A)                150                1,490
                                                                --------------
Travel Services--0.0%
     Sabre Holdings Corp. (A)                         500               13,260
                                                                --------------
Trucking & Leasing--0.8%
     United Parcel Service, Inc., Cl B              4,160              271,814
     Ryder System, Inc.                               150                3,926
                                                                --------------
                                                                       275,740
                                                                --------------
Wholesale--0.2%
     Costco Wholesale Corp. (A)                     1,650               57,536
                                                                --------------
Total Common Stock
 (Cost $38,501,589)--91.4%                                      $   29,891,138
                                                                --------------
Other (Cost $84,785)--0.3%
     SPDR Trust Series 1                            1,000               91,250
                                                                --------------
Total Investments
 (Cost $38,586,374)--91.7%                                          29,982,388

Other Assets and Liabilities, Net--8.3%                              2,698,848
                                                                --------------
Net Assets--100.0%                                              $   32,681,236
                                                                ==============

(A)   Non-income producing security.
SPDR  Standard & Poor's Depositary Receipts


             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
Common Stock

Aerospace & Defense--1.3%
     Aerosonic Corp. (A)                              500         $     12,000
     Alliant Techsystems, Inc. (A)                    225               13,815
     Curtiss-Wright Corp.                             150               10,020
     Hughes Electronics Corp., Cl H (A)             2,750               27,225
     Sequa Corp. (A)                                  200               11,714
     Triumph Group, Inc. (A)                          250                9,887
     United Defense Industries, Inc. (A)              400                8,708
                                                                --------------
                                                                        93,369

                                                                --------------
Agricultural--0.2%
     Bunge Ltd.                                       900               18,405
                                                                --------------

Air Transportation--0.3%
     Alaska Air Group, Inc. (A)                       350                8,225
     Continental Airlines, Inc., Cl B (A)             250                2,680
     EGL, Inc. (A)                                    450                5,274
     Skywest, Inc.                                    200                3,838
                                                                --------------
                                                                        20,017
                                                                --------------
Apparel/Textiles--0.9%
     Albany International Corp., Cl A                 550               12,760
     Coach, Inc. (A)                                  400                9,120
     Garan, Inc.                                      300               17,925
     Mohawk Industries, Inc. (A)                      300               14,250
     Polo Ralph Lauren Corp. (A)                      250                5,015
     Russell Corp.                                    600                9,840
                                                                --------------
                                                                        68,910
                                                                --------------
Automotive--0.8%
     Coachmen Industries, Inc.                        100                1,420
     Collins & Aikman Corp. (A)                       460                2,903
     Harsco Corp.                                     400               11,744
     SPX Corp. (A)                                    267               27,901
     Superior Industries International                300               13,161
     Teleflex, Inc.                                   100                4,934
                                                                --------------
                                                                        62,063
                                                                --------------
Banks--10.7%
     Associated Banc Corp.                            330               11,682
     Astoria Financial Corp.                          400               13,460
     Bancfirst Corp.                                  250               11,500
     Bank of Hawaii Corp.                             400               11,212
     BankAtlantic Bancorp, Inc., Cl A                 950                8,597
     Banknorth Group, Inc.                            490               12,466
     Capitol Federal Financial                        250                6,602
     Cathay Bancorp, Inc.                             300               10,968
     City National Corp.                              300               15,555
     Coastal Financial Corp.                        1,275               19,061
     CoBiz, Inc.                                      525                8,689
     Columbia Banking Systems, Inc. (A)               840               10,164
     Commerce Bancorp, Inc.                           300               13,866
     Commerce Bancshares, Inc.                        300               12,255
     Commercial Federal Corp.                         450               11,812
     Compass Bancshares, Inc.                         450               14,485
     Corus Bankshares, Inc.                           250               11,590
     East-West Bancorp, Inc.                          450               15,565

     Equitable Bank (A)                               450        $      11,430
     F&M Bancorp                                      400               12,456
     First Charter Corp.                              600               10,050
     First Citizens BancShares, Inc., Cl A            150               15,530
     First Midwest Bancorp, Inc.                      437               12,450
     First of Long Island Corp.                       300               10,080
     First SecurityFed Financial, Inc.                550               12,017
     First Virginia Banks, Inc.                       200               11,232
     FirstMerit Corp.                                 350                8,372
     FNB Corp.                                        420               12,428
     Frontier Financial Corp.                         400               10,112
     Fulton Financial Corp.                           350                6,660
     GBC Bancorp/California                           400                8,540
     Golden State Bancorp, Inc.                       400               13,280
     Greenpoint Financial Corp.                       450               21,735
     Hancock Holding Co.                              200               13,500
     HF Financial Corp.                               750                8,932
     Hibernia Corp., Cl A                             600               12,468
     Hudson City Bancorp, Inc.                        900               16,578
     Hudson United Bancorp                            400               11,280
     International Bancshares Corp.                   312               12,327
     Investors Financial Services Corp.               300                9,231
     M&T Bank Corp.                                   350               29,260
     Medford Bancorp, Inc.                            500               17,395
     Mercantile Bankshares Corp.                      300               11,757
     Mid-State Bancshares                             350                6,191
     Mississippi Valley Bancshares, Inc.              250               12,760
     Nara Bancorp, Inc.                                50                  993
     National Commerce Financial Corp.                750               19,312
     New York Community Bancorp, Inc.                 375               10,800
     Peoples Holding Co.                              300               12,150
     Popular, Inc.                                    600               20,988
     Provident Bankshares Corp.                       450               10,561
     Sky Financial Group, Inc.                        340                6,970
     Sovereign Bancorp, Inc.                          900               13,041
     Staten Island Bancorp, Inc.                      550               10,846
     Sterling Bancshares, Inc.                        700                9,506
     Suffolk Bancorp                                  400               12,600
     TCF Financial Corp.                              150                7,119
     UnionBanCal Corp.                                550               23,853
     United National Bancorp                          450                9,459
     Valley National Bancorp                          312                8,596
     Warwick Community Bancorp, Inc.                  100                2,674
     Whitney Holding Corp.                            375               11,891
     Wilmington Trust Corp.                           300                9,057
     WSFS Financial Corp.                             600               15,018
                                                                --------------
                                                                       773,014
                                                                --------------
Beauty Products--0.3%
     DEL Laboratories, Inc. (A)                        52                  978
     Dial Corp.                                       300                6,006
     Estee Lauder Cos., Inc., Cl A                    500               15,160
                                                                --------------
                                                                        22,144
                                                                --------------
Broadcasting, Newspapers &
  Advertising--3.3%

     Adelphia Communications, Cl A (A)                400                   54
     Allegiance Telecom, Inc. (A)                     350                  430
     Beasley Broadcasting Group, Cl A (A)             500                5,895



--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     Cablevision Systems Corp., Cl A (A)              250        $       2,032
     Catalina Marketing Corp. (A)                     300                8,622
     Charter Communications, Inc., Cl A (A)           500                1,800
     COX Communications, Inc., Cl A (A)             1,950               53,917
     Emmis Communications Corp., Cl A (A)             750               11,895
     Entercom Communications Corp. (A)                150                6,495
     Fox Entertainment Group, Inc., Cl A (A)        1,000               19,950
     Grey Global Group, Inc.                           38               25,650
     Hearst-Argyle Television, Inc. (A)               500               11,755
     Hispanic Broadcasting Corp. (A)                  500               11,885
     Insight Communications (A)                       450                4,077
     Lamar Advertising Co. (A)                        400               12,632
     Mediacom Communications Corp. (A)                750                4,125
     Sinclair Broadcast Group, Inc., Cl A (A)       1,400               16,450
     Tivo, Inc. (A)                                 1,500                4,125
     USA Interactive (A)                            1,000               22,049
     Westwood One, Inc. (A)                           350               11,112
     XM Satellite Radio Holdings, Inc., Cl A (A)      800                2,760
                                                                --------------
                                                                       237,710
                                                                --------------
Building & Construction--2.1%
     ABM Industries, Inc.                             400                6,600
     Butler Manufacturing Co.                         400               10,220
     Clayton Homes, Inc.                              300                4,110
     DR Horton, Inc.                                  298                6,616
     Encompass Services Corp. (A)                   1,000                  400
     Florida Rock Industries, Inc.                    300               10,200
     Granite Construction, Inc.                       125                2,259
     Griffon Corp. (A)                                700               10,570
     Lafarge North America, Inc.                      300                9,948
     Lennar Corp.                                     150                7,612
     Martin Marietta Materials, Inc.                  250                9,582
     MDC Holdings, Inc.                               250               10,400
     NVR, Inc. (A)                                     50               14,425
     Penn Engineering & Manufacturing Corp.           600                8,010
     Ryland Group, Inc.                               100                4,090
     Standard-Pacific Corp.                            50                1,312
     Toll Brothers, Inc. (A)                          700               15,995
     Walter Industries, Inc.                          800               10,000
     York International Corp.                         400               12,820
                                                                --------------
                                                                       155,169
                                                                --------------
Chemicals--1.0%
     Cabot Corp.                                      300                7,416
     Cabot Microelectronics Corp. (A)                 250               10,585
     Crompton Corp.                                   950               10,592
     Cytec Industries, Inc. (A)                       150                4,194
     International Specialty Products, Inc. (A)     1,150               11,442
     Lyondell Chemical Co.                            600                7,920
     Millennium Chemicals                             650                7,962
     Scotts Co., Cl A (A)                             250               11,375
                                                                --------------
                                                                        71,486
                                                                --------------
Coal Mining--0.2%
     Arch Coal, Inc.                                  450                7,434
     Massey Energy Co.                                700                5,138
                                                                --------------
                                                                        12,572
                                                                --------------

Communications Equipment--1.2%
     Cognitronics Corp. (A)                         1,950        $       3,315
     Corvis Corp. (A)                               3,550                1,988
     Digital Lightwave, Inc. (A)                      400                  596
     Dionex Corp. (A)                                 200                5,102
     Echostar Communications Corp., Cl A (A)          700               11,417
     Gemstar-TV Guide International, Inc. (A)       1,350                5,089
     Harman International Industries, Inc.            200                8,620
     Harris Corp.                                     350               11,238
     Interdigital Communications Corp. (A)            900                6,453
     InterVoice-Brite, Inc. (A)                       500                  890
     L-3 Communications Holdings, Inc. (A)            300               13,866
     Netro Corp. (A)                                  200                  620
     Openwave Systems, Inc. (A)                     2,941                2,970
     Polycom, Inc. (A)                                200                2,290
     Powerwave Technologies, Inc. (A)                 250                1,535
     Rogers Corp. (A)                                 300                7,740
     Somera Communications, Inc. (A)                1,150                3,461
     Sonus Networks, Inc. (A)                         350                  409
     Tekelec (A)                                      550                3,707
                                                                --------------
                                                                        91,306
                                                                --------------
Computers & Services--3.7%
     3Com Corp. (A)                                   950                4,284
     Adaptec, Inc. (A)                                900                5,310
     Aether Systems, Inc. (A)                         150                  447
     Affiliated Computer Services,
       Inc., Cl A (A)                                 400               18,792
     Amazon.com, Inc. (A)                           1,200               17,351
     America Online Latin America,
       Inc., Cl A (A)                               1,150                  404
     Black Box Corp. (A)                              200                6,762
     Cacheflow, Inc. (A)                              100                   47
     Cadence Design Systems, Inc. (A)                 750                9,337
     CDW Computer Centers, Inc. (A)                   250               11,950
     Ceridian Corp. (A)                               600               10,386
     Checkfree Corp. (A)                              350                3,486
     CMGI, Inc. (A)                                   400                  164
     CNET Networks, Inc. (A)                          600                  690
     Cognex Corp. (A)                                 350                5,379
     Cognizant Technology Solutions Corp. (A)         200               11,705
     Diebold, Inc.                                    300               10,221
     DoubleClick, Inc. (A)                            400                1,904
     Electronics for Imaging (A)                      900               13,977
     Emulex Corp. (A)                                 200                4,632
     Expedia, Inc., Cl A (A)                          400               19,448
     Exodus Communications, Inc. (A)(B)               550                   --
     Extreme Networks, Inc. (A)                     1,150               11,960
     Factset Research Systems, Inc.                   350                9,124
     Handspring, Inc. (A)                             900                1,008
     Homestore, Inc. (A)                              300                  261
     I-many, Inc. (A)                                 600                1,590
     Infospace, Inc. (A)                            2,150                  967
     Inktomi Corp. (A)                                150                   70
     Interland, Inc. (A)                            1,150                3,496


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     Internap Network Services (A)                    500                   80
     Jack Henry & Associates                          350                4,994
     Macromedia, Inc. (A)                             200                1,590
     McData Corp., Cl A (A)                           350                3,752
     Mentor Graphics Corp. (A)                        200                1,444
     Nuance Communications, Inc. (A)                  150                  450
     NYFIX, Inc. (A)                                  850                4,080
     Overture Services, Inc. (A)                      300                6,855
     Priceline.com, Inc. (A)                          550                1,017
     Quantum Corp. (A)                              1,250                2,600
     Redback Networks (A)                             200                  256
     RSA Security, Inc. (A)                           500                1,800
     Sandisk Corp. (A)                                200                2,880
     Scansource, Inc. (A)                             200               11,700
     Storage Technology Corp. (A)                     500                7,100
     Synopsys, Inc. (A)                               250               10,692
     VeriSign, Inc. (A)                               800                5,120
     Verticalnet, Inc. (A)                             30                   43
     WebMD Corp. (A)                                1,800                8,802
     Websense, Inc. (A)                               350                5,558
                                                                --------------
                                                                       265,965
                                                                --------------
Consumer Services--1.1%
     Ablest, Inc. (A)                               2,250                7,987
     AMN Healthcare Services, Inc. (A)                400               11,380
     Korn/Ferry International (A)                     700                4,935
     Manpower, Inc.                                   350               13,181
     On Assignment, Inc. (A)                          550                4,394
     Regis Corp.                                      400               10,152
     Russ Berrie & Co., Inc.                          350               11,742
     Service Corp. International (A)                  950                2,137
     Weight Watchers International, Inc. (A)          300               13,095
                                                                --------------
                                                                        79,003
                                                                --------------
Containers & Packaging--0.4%
     Longview Fibre Co.                               500                4,075
     Owens-Illinois, Inc. (A)                       1,400               17,500
     Sonoco Products Co.                              250                6,075
                                                                --------------
                                                                        27,650
                                                                --------------
Data Processing--1.2%
     Acxiom Corp. (A)                                 800               12,688
     Certegy, Inc. (A)                                400               13,088
     Choicepoint, Inc. (A)                            333               13,949
     CSG Systems International (A)                    200                2,314
     Dun & Bradstreet Corp. (A)                       350               11,322
     Global Payments, Inc.                            350                9,100
     Probusiness Services, Inc. (A)                   400                3,920
     Total System Services, Inc.                    1,050               18,291
                                                                --------------
                                                                        84,672
                                                                --------------
Electrical Services--2.9%
     Allete, Inc.                                     300                7,053
     Alliant Energy Corp.                             350                6,695
     Aquila, Inc.                                     515                3,698
     AVX Corp.                                        550                7,216
     Black Hills Corp.                                250                6,367
     CH Energy Group, Inc.                            150                7,426

     Cleco Corp.                                      500        $       7,480
     Conectiv                                         800               20,184
     DPL, Inc.                                        300                5,580
     DQE, Inc.                                        500                6,800
     Energy East Corp.                                500               10,415
     GrafTech International Ltd. (A)                  750                5,962
     Hawaiian Electric Industries                     300               12,846
     Hubbell, Inc., Cl B                              350               10,706
     Kemet Corp. (A)                                  550                7,111
     Newpower Holdings, Inc. (A)                    1,050                   21
     Northeast Utilities                              750               12,487
     NSTAR                                            250               10,700
     PNM Resources, Inc.                              350                6,982
     Potomac Electric Power                           200                3,986
     Scana Corp.                                      400               11,860
     Sierra Pacific Resources                         300                1,878
     Touch America Holdings, Inc. (A)                 450                  441
     Unitil Corp.                                     400               10,472
     Vicor Corp. (A)                                  400                2,580
     Vishay Intertechnology, Inc. (A)                 400                6,820
     Westar Energy, Inc.                              800                9,376
     Wisconsin Energy Corp.                           450               11,398
                                                                --------------
                                                                       214,540
                                                                --------------
Electrical Technology--0.5%
     C&D Technologies, Inc.                           300                4,611
     Capstone Turbine Corp. (A)                       200                  254
     Energizer Holdings, Inc. (A)                     400               10,740
     FuelCell Energy, Inc. (A)                        650                4,595
     Lincoln Electric Holdings, Inc.                  250                5,777
     Wilson Greatbatch Technologies, Inc. (A)         350                8,172
                                                                --------------
                                                                        34,149
                                                                --------------
Entertainment--2.1%

     Argosy Gaming Co. (A)                            300                7,395
     Cedar Fair LP                                    450               10,282
     Dover Downs Gaming &
       Entertainment, Inc.                            490                4,866
     Dover Motorsports, Inc.                          700                3,010
     International Speedway, Inc., Cl A               250                9,297
     Liberty Media Corp., Cl A (A)                  8,550               67,203
     Macrovision Corp. (A)                            150                1,644
     Metro-Goldwyn-Mayer, Inc. (A)                    600                6,450
     Park Place Entertainment Corp. (A)             1,050                9,639
     Royal Caribbean Cruises Ltd.                     600               11,892
     Shuffle Master, Inc. (A)                         600               10,260
     Speedway Motorsports, Inc. (A)                   450               10,665
                                                                --------------
                                                                       152,603
                                                                --------------
Environmental Services--0.4%
     Casella Waste Systems, Inc., Cl A (A)            750                6,487
     Eden Bioscience Corp. (A)                         50                   77
     IMC Global, Inc.                               1,050               11,392
     Republic Services, Inc. (A)                      500                8,800
                                                                --------------
                                                                        26,756
                                                                --------------
Financial Services--2.6%
     Actrade Financial Technologies Ltd. (A)          350                  903
     Affiliated Managers Group (A)                    100                4,722


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     AG Edwards, Inc.                                 300         $     10,320
     Alliance Capital Management Holding LP           250                7,250
     Allied Capital Corp.                             400                8,320
     AmeriCredit Corp. (A)                            200                3,910
     Ameritrade Holding Corp., Cl A (A)             1,600                5,600
     Charter Municipal Mortgage
       Acceptance Co.                                 650               11,082
     E*trade Group, Inc. (A)                          850                3,357
     Eaton Vance Corp.                                300                8,028
     Federal Agricultural Mortgage
       Corp., Cl A (A)                                400                8,900
     Federated Investors, Inc., Cl B                  450               12,789
     Five Star Quality Care, Inc. (A)                  11                   23
     Interactive Data Corp. (A)                       600                7,854
     Investment Technology Group, Inc. (A)            200                6,774
     Jefferies Group, Inc.                            250                9,975
     John Nuveen Co., Cl A                            400                8,808
     Knight Trading Group, Inc. (A)                   500                2,045
     LaBranche & Co., Inc. (A)                        250                5,005
     Legg Mason, Inc.                                 300               12,792
     NCO Portfolio Management, Inc. (A)             1,600                8,800
     Neuberger Berman, Inc.                           325                9,906
     Peapack Gladstone Financial Corp.                200               12,012
     SEI Investments Co.                              400               10,524
     Waddell & Reed Financial, Inc., Cl A             300                5,382
                                                                --------------
                                                                       185,081
                                                                --------------
Food, Beverage & Tobacco--2.6%
     Constellation Brands, Inc., Cl A (A)             600               17,244
     Dean Foods Co. (A)                               400               13,336
     Dreyer's Grand Ice Cream, Inc.                   300               20,088
     Hormel Foods Corp.                               400                9,452
     Kraft Foods, Inc., Cl A                        1,100               40,700
     McCormick & Co., Inc.                            500               11,375
     National Beverage Corp. (A)                      800               10,320
     PepsiAmericas, Inc.                            1,200               17,280
     RJ Reynolds Tobacco Holdings, Inc.               300               16,389
     Smithfield Foods, Inc. (A)                       400                7,356
     Tootsie Roll Industries                          115                4,255
     Tyson Foods, Inc., Cl A                        1,652               20,898
                                                                --------------
                                                                       188,693
                                                                --------------
Gas/Natural Gas--0.8%
     AGL Resources, Inc.                              500               11,360
     Piedmont Natural Gas Co.                         300               10,140
     Questar Corp.                                    400                9,040
     Southern Union Co. (A)                           551                7,714
     UGI Corp.                                        250                7,750
     Western Gas Resources, Inc.                      350               10,944
                                                                --------------
                                                                        56,948
                                                                --------------
Glass Products--0.1%
     Gentex Corp. (A)                                 350               10,216
                                                                --------------

Hotels & Lodging--0.9%
     Boca Resorts, Inc., Cl A (A)                     750                9,127
     Extended Stay America, Inc. (A)                  350                4,900
     Hotels.com, Cl A (A)                             250               10,675

     Mandalay Resort Group (A)                        500         $     14,180
     MGM Mirage (A)                                   500               17,500
     Vail Resorts, Inc. (A)                           500                8,575
                                                                --------------
                                                                        64,957
                                                                --------------
Household Products--0.5%
     Acorn Products, Inc. (A)                       6,500                2,795
     Acuity Brands, Inc.                              750                9,862
     Helen of Troy Ltd. (A)                           950               12,112
     Valspar Corp.                                    350               14,224
                                                                --------------
                                                                        38,993
                                                                --------------
Insurance--10.8%
     21st Century Insurance Group                     350                5,845
     Allmerica Financial Corp.                         50                1,365
     American National Insurance                      100                8,550
     Arthur J. Gallagher & Co.                        150                4,411
     Berkshire Hathaway, Inc., Cl A (A)                 5              341,500
     Brown & Brown, Inc.                              500               14,385
     Ceres Group, Inc. (A)                          2,000                7,540
     Clark/Bardes, Inc. (A)                           550                8,866
     CNA Financial Corp. (A)                          750               18,990
     Commerce Group, Inc.                             350               12,985
     Crawford & Co., Cl B                             750                5,812
     Erie Indemnity Co., Cl A                         300               13,350
     Fidelity National Financial, Inc.                770               22,784
     First Health Group Corp. (A)                     400               10,056
     Health Net, Inc. (A)                             600               13,428
     Horace Mann Educators Corp.                      300                5,115
     Markel Corp. (A)                                  30                6,075
     Mercury General Corp.                            250               11,875
     Mid-Atlantic Medical Services (A)                500               16,280
     National Western Life Insurance,
       Cl A (A)                                       150               16,263
     Odyssey Re Holdings Corp.                        600                8,832
     Old Republic International Corp.                 300                9,444
     Oxford Health Plans (A)                          400               17,208
     Philadelphia Consolidated Holding
       Co. (A)                                        300               12,069
     PMI Group, Inc.                                  300               10,656
     Presidential Life Corp.                          500                8,925
     Protective Life Corp.                            300                9,600
     Radian Group, Inc.                               300               13,740
     Reinsurance Group of America                     100                2,970
     RLI Corp.                                        250               13,138
     Transatlantic Holdings, Inc.                     225               16,459
     Travelers Property Casualty Corp.,
       Cl A (A)                                       600                9,780
     Triad Guaranty, Inc. (A)                         250               11,058
     Trigon Healthcare, Inc. (A)                      200               20,342
     United Fire & Casualty Co.                       450               15,831
     Unitrin, Inc.                                    300               10,341
     Wesco Financial Corp.                             50               15,595
     White Mountains Insurance Group Ltd.              50               17,000
     WR Berkley Corp.                                 375               13,241
                                                                --------------
                                                                       781,704
                                                                --------------



--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
Leasing & Renting--0.2%
     Comdisco, Inc. (A)                               650                   42
     Rent-Way, Inc. (A)                             1,600               10,880
     United Rentals, Inc. (A)                         350                5,075
                                                                --------------
                                                                        15,997
                                                                --------------
Leisure Products--0.2%
     Nautilus Group, Inc. (A)                         500               14,930
                                                                --------------

Machinery--2.5%
     A.O. Smith Corp.                                 550               15,813
     AGCO Corp. (A)                                   350                6,276
     Allied Devices Corp. (A)                       3,800                1,425
     Aptargroup, Inc.                                 350               10,472
     Astec Industries, Inc. (A)                       600                7,884
     CARBO Ceramics, Inc.                             250                8,375
     Cooper Cameron Corp. (A)                         200                8,598
     Donaldson Co., Inc.                              100                3,352
     Engineered Support Systems, Inc.                 250               12,008
     Grant Prideco, Inc. (A)                        1,000                9,990
     Hydril Co. (A)                                   450               10,872
     Kennametal, Inc.                                 300                9,732
     Lam Research Corp. (A)                           450                5,535
     National-Oilwell, Inc. (A)                       450                7,776
     Pentair, Inc.                                    250               10,168
     Rayovac Corp. (A)                                500                7,050
     Regal Beloit Corp.                               400                7,460
     Smith International, Inc. (A)                    200                6,322
     Tower Automotive, Inc. (A)                       800                5,992
     Tractor Supply Co. (A)                           200               11,956
     Trinity Industries, Inc.                         400                7,252
     Woodward Governor Co.                            200               10,232
                                                                --------------
                                                                       184,540
                                                                --------------
Marine Transportation--0.2%
     Alexander & Baldwin, Inc.                        450               10,989
                                                                --------------

Measuring Devices--1.3%
     Analogic Corp.                                   250               10,175
     Badger Meter, Inc.                               400               11,604
     Credence Systems Corp. (A)                       550                7,535
     Flir Systems, Inc. (A)                           300               12,270
     Input/Output, Inc. (A)                           900                6,390
     Inverness Medical Innovations, Inc. (A)           60                1,005
     Microchip Technology, Inc. (A)                   562               12,375
     Mine Safety Appliances Co.                       300               11,100
     MKS Instruments, Inc. (A)                        300                5,100
     Newport Corp. (A)                                100                1,610
     Rudolph Technologies, Inc. (A)                   300                4,555
     Varian, Inc. (A)                                 300                9,555
                                                                --------------
                                                                        93,274
                                                                --------------
Medical Products & Services--6.8%
     AdvancePCS (A)                                   400                8,968
     Affymetrix, Inc. (A)                             250                4,463
     Apogent Technologies, Inc. (A)                   650               12,610
     Arrow International, Inc.                        300               11,289

     Beckman Coulter, Inc.                            250        $       9,800
     Bio-Rad Laboratories, Inc., Cl A (A)             250               10,298
     Biosite, Inc. (A)                                300                6,060
     Caremark Rx, Inc. (A)                            900               14,130
     Celera Genomics Group -
       Applera Corp. (A)                              200                2,106
     Community Health Systems, Inc. (A)               350                8,663
     Cooper, Inc.                                     250               10,975
     Covance, Inc. (A)                                500                8,470
     Coventry Health Care, Inc. (A)                   600               18,090
     Cryolife, Inc. (A)                                50                  494
     Cytyc Corp. (A)                                  450                3,875
     DaVita, Inc. (A)                                 450               10,620
     Dentsply International, Inc.                     450               17,838
     Dianon Systems, Inc. (A)                         200                7,770
     Enzon, Inc. (A)                                  350                7,910
     Express Scripts, Inc., Cl A (A)                  350               18,200
     Gentiva Health Services, Inc. (A)                400                3,320
     Haemonetics Corp. (A)                            200                5,310
     Henry Schein, Inc. (A)                           350               15,036
     Hillenbrand Industries, Inc.                     300               16,218
     Human Genome Sciences, Inc. (A)                  200                3,466
     Impath, Inc. (A)                                 300                3,894
     Kindred Healthcare, Inc. (A)                     250                8,448
     Laboratory Corp of America Holdings (A)          550               18,865
     LifePoint Hospitals, Inc. (A)                    350               11,918
     Lincare Holdings, Inc. (A)                       400               12,552
     Maxim Pharmaceuticals, Inc. (A)                  300                  960
     Maxygen (A)                                      600                5,394
     Meridian Medical Technologies, Inc. (A)          350               12,177
     Millennium Pharmaceuticals (A)                 1,243               15,438
     NU Skin Enterprises, Inc., Cl A                1,400               12,768
     Omnicare, Inc.                                   450                9,675
     Patterson Dental Co. (A)                         300               13,887
     PolyMedica Corp. (A)                             450               14,724
     Regeneration Technologies, Inc. (A)              200                1,262
     Regeneron Pharmaceuticals, Inc. (A)              400                6,880
     Renal Care Group, Inc. (A)                       400               12,960
     Resmed, Inc. (A)                                 300                8,133
     Respironics, Inc. (A)                            350               11,207
     Steris Corp. (A)                                 100                2,089
     Techne Corp. (A)                                 350                9,678
     Transkaryotic Therapies, Inc. (A)                500               19,275
     Triad Hospitals, Inc. (A)                        287               11,474
     Universal Health Services, Cl B (A)              150                7,092
     Varian Medical Systems, Inc. (A)                 300               12,540
     Zoll Medical Corp. (A)                           350               11,249
                                                                --------------
                                                                       490,518
                                                                --------------
Metals & Mining--0.2%
     Mueller Industries, Inc. (A)                     500               12,900
     Stillwater Mining Co. (A)                        400                3,800
                                                                --------------
                                                                        16,700
                                                                --------------
Miscellaneous Business Services--1.0%
     Advo, Inc. (A)                                   300               10,326



--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     Gtech Holdings Corp. (A)                         600         $     11,970
     Iron Mountain, Inc. (A)                          375               11,156
     KPMG Consulting, Inc. (A)                        700                7,378
     Pittston Brink's Group                           500               11,365
     Rollins, Inc.                                    550               11,220
     Ticketmaster, Cl B (A)                           400                6,464
                                                                --------------
                                                                        69,879
                                                                --------------
Office Furniture & Fixtures--0.4%
     Herman Miller, Inc.                              450                7,628
     Interface, Inc., Cl A                          1,400                7,000
     Lear Corp. (A)                                   350               15,085
                                                                --------------
                                                                        29,713
                                                                --------------
Paper & Paper Products--0.9%
     Bowater, Inc.                                    300               13,677
     Glatfelter                                       800               11,880
     Packaging Corp of America (A)                    800               15,200
     Smurfit-Stone Container Corp. (A)                950               13,699
     Wausau-Mosinee Paper Corp.                       900                9,297
                                                                --------------
                                                                        63,753
                                                                --------------
Petroleum & Fuel Products--4.5%
     Atwood Oceanics, Inc. (A)                        250                8,200
     Callon Petroleum Co. (A)                       1,050                3,759
     Diamond Offshore Drilling                        350                8,190
     Ensco International, Inc.                        400               10,340
     Enterprise Products Partners LP                  600               12,084
     Equitable Resources, Inc.                        500               17,095
     Evergreen Resources, Inc. (A)                    350               12,338
     Forest Oil Corp. (A)                             450               10,283
     Global Industries Ltd. (A)                       200                  962
     GlobalSantaFe Corp.                              732               16,499
     Helmerich & Payne, Inc.                          200                6,634
     Murphy Oil Corp.                                 150               12,473
     Noble Energy, Inc.                               500               15,545
     Ocean Energy, Inc.                               500                9,950
     Oceaneering International, Inc. (A)              400                8,300
     Patina Oil & Gas Corp.                           500               11,725
     Patterson-UTI Energy, Inc. (A)                   500               11,955
     Penn Virginia Corp.                              300               10,398
     Pennzoil-Quaker State Co.                        700               15,134
     Pioneer Natural Resources Co. (A)                800               19,368
     Pride International, Inc. (A)                    600                8,070
     Pure Resources, Inc. (A)                         550                9,933
     Seacor Smit, Inc. (A)                            250                9,930
     Spinnaker Exploration Co. (A)                    250                7,035
     St. Mary Land & Exploration Co.                  500               10,200
     Tesoro Petroleum Corp. (A)                       800                3,360
     Tetra Technologies, Inc. (A)                     450                8,910
     Tidewater, Inc.                                  250                6,730
     Valero Energy Corp.                              300               10,218
     Vintage Petroleum, Inc.                          700                6,146
     Weatherford International Ltd. (A)               350               14,196
     XTO Energy, Inc.                                 550                9,873
                                                                --------------
                                                                       325,833
                                                                --------------
Pharmaceuticals--3.4%
     aaiPharma, Inc. (A)                              350                6,343
     Abgenix, Inc. (A)                                250                2,305

     Accredo Health, Inc. (A)                          77        $       3,673
     Alkermes, Inc. (A)                               400                1,824
     Alpharma, Inc., Cl A                             700                7,812
     Andrx Group (A)                                  200                4,438
     Avant Immunotherapeutics, Inc. (A)             1,900                1,881
     Barr Laboratories, Inc. (A)                      150                9,150
     Celgene Corp. (A)                                250                4,293
     Cephalon, Inc. (A)                               200                9,600
     Charles River Laboratories
       International, Inc. (A)                        100                3,810
     CuraGen Corp. (A)                                100                  651
     Cytogen Corp. (A)                              1,750                1,488
     Diagnostic Products Corp.                        250                8,975
     Digene Corp. (A)                                 300                1,950
     Genentech, Inc. (A)                              900               31,275
     GenStar Therapeutics Corp. (A)                 1,350                  527
     Gilead Sciences, Inc. (A)                        700               21,329
     ICN Pharmaceuticals, Inc.                        300                3,147
     Icos Corp. (A)                                   200                4,892
     Idec Pharmaceuticals Corp. (A)                   650               28,984
     ImClone Systems (A)                              250                1,778
     Immunogen, Inc. (A)                              700                1,659
     Invitrogen Corp. (A)                             112                3,903
     IVAX Corp. (A)                                   325                4,388
     Ligand Pharmaceuticals, Inc., Cl B (A)           100                  896
     Medarex, Inc. (A)                                300                2,454
     Medicis Pharmaceutical, Cl A (A)                 200                8,384
     Mylan Laboratories                               600               19,464
     NPS Pharmaceuticals, Inc. (A)                    300                6,531
     Perrigo Co. (A)                                  650                7,514
     Pharmaceutical Resources, Inc. (A)               350                9,590
     Protein Design Labs, Inc. (A)                    200                2,718
     Sepracor, Inc. (A)                               150                1,013
     SICOR, Inc. (A)                                  450                7,178
     United Therapeutics Corp. (A)                    300                3,645
     Vertex Pharmaceuticals, Inc. (A)                 355                7,008
                                                                --------------
                                                                       246,470
                                                                --------------
Printing & Publishing--1.8%
     BeloCorp., Cl A                                  450                9,833
     Courier Corp.                                    350               13,080
     E.W. Scripps Co., Cl A                           300               22,860
     Harte-Hanks, Inc.                                300                5,811
     Hollinger International, Inc.                  1,000               10,000
     Mail-Well, Inc. (A)                            2,200                3,432
     McClatchy Co., Cl A                              400               22,280
     Readers Digest Association, Cl A                 300                5,010
     Reynolds & Reynolds Co., Cl A                    300                7,470
     Valassis Communications, Inc. (A)                500               18,350
     Washington Post, Cl B                             25               15,625
                                                                --------------
                                                                       133,751
                                                                --------------
Professional Services--1.3%
     Career Education Corp. (A)                       400               17,656
     Corinthian Colleges, Inc. (A)                    500               15,775
     DeVry, Inc. (A)                                  300                5,925
     Edison Schools, Inc. (A)                         450                  441
     Education Management Corp. (A)                   300               11,973



--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     Learning Tree International (A)                  250        $       3,920
     Pre-Paid Legal Services, Inc. (A)                400                8,084
     ServiceMaster Co.                              1,500               18,300
     Strayer Education, Inc.                          200               11,100
     Viad Corp.                                       200                4,566
                                                                --------------
                                                                        97,740
                                                                --------------
Railroads--0.1%
     Florida East Coast Industries, Cl A              350                8,071
                                                                --------------

Real Estate--0.4%
     Forest City Enterprises, Inc., Cl A              150                5,160
     Jones Lang LaSalle, Inc. (A)                     600               12,084
     St. Joe Co.                                      500               14,250
                                                                --------------
                                                                        31,494
                                                                --------------
Real Estate Investment Trusts--7.0%
     Alexander's, Inc. (A)                            200               13,920
     AMB Property Corp.                               400               11,820
     Apartment Investment & Management
        Co., Cl A                                     400               17,984
     Archstone-Smith Trust                            400               10,160
     AvalonBay Communities, Inc.                      350               15,733
     Boston Properties, Inc.                          400               14,920
     BRE Properties, Cl A                             200                6,400
     Burnham Pacific Properties, Inc.               2,050                2,255
     Capital Automotive                               450               10,152
     Centerpoint Properties Corp.                     250               14,605
     Chelsea Property Group, Inc.                     400               13,528
     Cousins Properties, Inc.                         200                4,790
     Crescent Real Estate Equities Co.                450                7,704
     Developers Diversified Realty Corp.              154                3,542
     Duke Realty Corp.                                500               12,875
     Essex Property Trust, Inc.                       200               10,200
     FelCor Lodging Trust, Inc.                       500                7,525
     First Industrial Realty Trust                    350               11,323
     General Growth Properties, Inc.                  400               19,392
     Great Lakes REIT, Inc.                           550                9,323
     Health Care Property Investors, Inc.             100                4,381
     Healthcare Realty Trust, Inc.                    400               12,600
     Hospitality Properties Trust                     250                8,405
     Host Marriott Corp.                            1,650               18,563
     HRPT Properties Trust                          1,150                9,511
     iStar Financial, Inc.                            400               11,820
     Kimco Realty Corp.                               375               12,053
     Kramont Realty Trust                             450                6,300
     Liberty Property Trust                           300                9,645
     Mack-Cali Realty Corp.                           190                5,945
     Mills Corp.                                      450               13,275
     New Plan Excel Realty Trust                      300                5,871
     Parkway Properties, Inc.                         350               12,320
     Pennsylvania Real Estate
       Investment Trust                               450               11,565
     Prologis Trust                                   792               20,196
     PS Business Parks, Inc.                          200                7,040
     Public Storage, Inc.                             500               18,875
     Reckson Associates Realty                        450               10,287
     Regency Centers Corp.                            250                7,875

     Rouse Co.                                        200        $       6,300
     Shelbourne Properties I, Inc. (A)                200               11,150
     Shelbourne Properties II, Inc. (A)               200               12,900
     Shelbourne Properties III, Inc. (A)              250               12,875
     Shurgard Storage Centers, Inc., Cl A             350               12,250
     Trizec Properties, Inc.                          350                4,883
     Vornado Realty Trust                             300               13,065
     Winston Hotels, Inc.                           1,000                8,680
                                                                --------------
                                                                       506,781
                                                                --------------
Retail--5.7%
     7-Eleven, Inc. (A)                             1,150                8,936
     Abercrombie & Fitch Co., Cl A (A)                300                6,780
     Advance Auto Parts (A)                           200               10,052
     American Eagle Outfitters (A)                    300                4,968
     Arden Group, Inc., Cl A (A)                      200               11,210
     Autonation, Inc. (A)                             950               12,816
     Barnes & Noble, Inc. (A)                         300                6,462
     BJ's Wholesale Club, Inc. (A)                    200                7,030
     Bob Evans Farms                                  300                8,205
     Brinker International, Inc. (A)                  400               13,040
     Brown Shoe Co., Inc                              550               11,996
     CBRL Group, Inc.                                 200                5,984
     Claire's Stores, Inc.                            700               12,600
     Cost Plus, Inc. (A)                              400                9,788
     CSK Auto Corp. (A)                               250                3,075
     Dollar Tree Stores, Inc. (A)                     350               10,919
     Foot Locker, Inc. (A)                            600                6,660
     Haverty Furniture                                700                9,205
     HOT Topic, Inc. (A)                              500                7,775
     Insight Enterprises, Inc. (A)                    450                5,130
     Jack in the Box, Inc. (A)                        400               11,080
     K-Swiss, Inc., Cl A                              500                9,790
     Krispy Kreme Doughnuts, Inc. (A)                 180                6,363
     Linens `N Things, Inc. (A)                       400                9,740
     Longs Drug Stores Corp.                          450               10,998
     Men's Wearhouse, Inc. (A)                        500               10,220
     Michaels Stores, Inc. (A)                        200                7,406
     Outback Steakhouse, Inc. (A)                     300                9,582
     Papa John's International, Inc. (A)              450               14,207
     Petsmart, Inc. (A)                             1,200               17,328
     Pier 1 Imports, Inc.                             900               15,570
     Rite Aid Corp. (A)                             1,200                2,592
     Ross Stores, Inc.                                300               11,298
     Ruby Tuesday, Inc.                               600               11,580
     Sonic Corp. (A)                                  337                9,463
     Stride Rite Corp.                              1,250                8,688
     Talbots, Inc.                                    150                4,401
     Trans World Entertainment (A)                  1,400                7,910
     Triarc Cos. (A)                                  400                9,928
     Ultimate Electronics, Inc. (A)                   400                6,100
     Whole Foods Market, Inc. (A)                     200                8,774
     Williams-Sonoma, Inc. (A)                        600               13,650
     Yankee Candle Co., Inc. (A)                      500               10,965
     Zale Corp. (A)                                   350               10,535
                                                                --------------
                                                                       410,799
                                                                --------------



--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
Rubber & Plastic--0.3%
     Nortek, Inc. (A)                                 250        $      10,990
     Trex Co., Inc. (A)                               400               10,740
                                                                --------------
                                                                        21,730
                                                                --------------
Semi-Conductors/Instruments--2.2%
     Agere Systems, Inc., Cl A (A)                  6,100               11,590
     Amkor Technology, Inc. (A)                       450                1,773
     Amphenol Corp., Cl A (A)                         250                9,413
     Atmel Corp. (A)                                  850                2,678
     Avanex Corp. (A)                                 250                  583
     Benchmark Electronics, Inc. (A)                  400               10,504
     Caliper Technologies Corp. (A)                   250                1,223
     Cree, Inc. (A)                                   300                4,536
     Cypress Semiconductor Corp. (A)                  350                4,018
     Dupont Photomasks, Inc. (A)                      450               11,399
     Fairchild Semiconductor International,
       Inc., Cl A (A)                                 600               10,698
     Finisar Corp. (A)                              1,900                3,173
     Globespan Virata, Inc. (A)                       464                1,643
     Integrated Circuit Systems, Inc. (A)             300                5,271
     Integrated Device Technology, Inc. (A)           200                2,560
     International Rectifier Corp. (A)                250                5,765
     Intersil Corp., Cl A (A)                         250                5,448
     Lattice Semiconductor Corp. (A)                  450                2,925
     Micrel, Inc. (A)                                 250                2,868
     Mykrolis Corp. (A)                               900                7,029
     Next Level Communications, Inc. (A)              200                  172
     Oak Technology, Inc. (A)                         600                2,310
     Oplink Communications, Inc. (A)                  950                  855
     Pericom Semiconductor Corp. (A)                  700                6,573
     Rambus, Inc. (A)                               1,000                5,160
     RF Micro Devices, Inc. (A)                       350                2,331
     Semtech Corp. (A)                                300                5,898
     Silicon Laboratories, Inc. (A)                   450               12,380
     Sirenza Microdevices, Inc. (A)                   950                1,416
     Skyworks Solutions, Inc. (A)                     400                1,160
     Stratos Lightwave, Inc. (A)                    2,100                1,533
     Three-Five Systems, Inc. (A)                     100                  605
     Transmeta Corp. (A)                              500                  530
     Transwitch Corp. (A)                             300                  270
     Triquint Semiconductor, Inc. (A)                 300                1,986
     Varian Semiconductor Equipment
       Associates, Inc. (A)                           300                7,884
                                                                --------------
                                                                       156,160
                                                                --------------

Software--2.8%
     Actuate Corp. (A)                                500                1,010
     Advent Software, Inc. (A)                        200                3,842
     Akamai Technologies, Inc. (A)                    400                  424
     Ariba, Inc. (A)                                  300                  717
     Art Technology Group, Inc. (A)                   800                  976
     Barra, Inc. (A)                                  300               10,104
     BEA Systems, Inc. (A)                          1,200                6,660
     Brocade Communications System (A)                825               15,469

     Cerner Corp. (A)                                 100        $       4,340
     Commerce One, Inc. (A)                           750                  330
     DST Systems, Inc. (A)                            450               15,165
     E.piphany, Inc. (A)                            1,100                4,356
     Echelon Corp. (A)                                400                5,356
     i2 Technologies, Inc. (A)                        900                  765
     Informatica Corp. (A)                          1,250                8,700
     Interactive Intelligence, Inc. (A)               350                1,078
     Intertrust Technologies Corp. (A)                950                2,869
     Interwoven, Inc. (A)                             400                  968
     Matrixone, Inc. (A)                              400                2,680
     Micromuse, Inc. (A)                              200                  618
     National Instruments Corp. (A)                   250                6,783
     NETIQ Corp. (A)                                  200                3,962
     Network Associates, Inc. (A)                     600                7,290
     Packeteer, Inc. (A)                              350                1,239
     PDF Solutions, Inc. (A)                          201                1,176
     Peregrine Systems, Inc. (A)                      500                  120
     Pixar, Inc. (A)                                  400               17,596
     Portal Software, Inc. (A)                      1,950                  780
     Progress Software Corp. (A)                      650                9,055
     Quest Software, Inc. (A)                         300                2,904
     RealNetworks, Inc. (A)                           350                1,435
     Red Hat, Inc. (A)                                650                2,997
     Saba Software, Inc. (A)                          750                1,823
     Seebeyond Technology Corp. (A)                   800                  936
     SonicWall, Inc. (A)                              400                1,888
     Sybase, Inc. (A)                                 600                7,290
     Symantec Corp. (A)                               450               15,093
     Take-Two Interactive Software (A)                600               12,444
     Tibco Software, Inc. (A)                         950                5,149
     Verity, Inc. (A)                                 600                6,720
     Vignette Corp. (A)                               650                  923
     Vitria Technology, Inc. (A)                      350                  333
     webMethods, Inc. (A)                             200                1,758
     Wind River Systems (A)                           700                3,255
                                                                --------------
                                                                       199,376
                                                                --------------
Steel & Steel Works--0.1%
     AK Steel Holding Corp. (A)                     1,050                9,849
                                                                --------------

Telephones & Telecommunications--1.2%
     Adelphia Business Solutions, Inc. (A)            199                    3
     Adtran, Inc. (A)                                 400                7,500
     Alaska Communications Systems
       Group, Inc. (A)                              1,100                2,827
     American Tower Corp., Cl A (A)                   400                  896
     AT&T Latin America Corp., Cl A (A)             2,550                2,066
     Broadwing, Inc. (A)                              600                1,218
     Crown Castle International Corp. (A)             450                1,035
     Foundry Networks, Inc. (A)                       200                1,510
     General Cable Corp.                              600                2,220
     Infonet Services Corp., Cl B (A)               1,200                3,108
     Juniper Networks, Inc. (A)                       600                4,800
     Leap Wireless International, Inc. (A)            300                  273



--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                   Number of           Market
                                                    Shares              Value
                                                 ------------      -------------
     Level 3 Communications, Inc. (A)               2,050        $      14,473
     Metromedia Fiber Network, Inc.,
       Cl A (A)                                       600                   12
     Nextel Partners, Inc., Cl A (A)                2,000                7,820
     NTL, Inc. (A)                                    350                    9
     Optical Cable Corp. (A)                           84                  205
     PanAmSat Corp. (A)                               300                6,810
     RCN Corp. (A)                                  1,600                2,336
     Rural Cellular Corp., Cl A (A)                   100                  226
     Shenandoah Telecomm Co.                          200               10,186
     Sycamore Networks, Inc. (A)                      300                  840
     Telephone & Data Systems, Inc.                   150                8,543
     Time Warner Telecom, Inc., Cl A (A)              150                  177
     Triton PCS Holdings, Inc., Cl A (A)            1,050                2,205
     US Cellular Corp. (A)                            250                6,525
     Western Wireless Corp., Cl A (A)                 100                  310
                                                                --------------
                                                                        88,133
                                                                --------------
Testing Laboratories--0.6%
     CV Therapeutics, Inc. (A)                         50                1,250
     Isis Pharmaceuticals, Inc. (A)                   450                3,983
     Monsanto Co.                                     500                7,600
     Quest Diagnostics, Inc. (A)                      300               18,117
     Trimeris, Inc. (A)                               250               11,683
                                                                --------------
                                                                        42,633
                                                                --------------
Trucking--0.6%
     CH Robinson Worldwide, Inc.                      100                3,000
     Expeditors International Washington, Inc.        200                5,900
     Forward Air Corp. (A)                            350                7,599
     Roadway Corp.                                    450               13,212
     Swift Transportation Co., Inc. (A)               300                5,445
     Werner Enterprises, Inc.                         550               10,588
                                                                --------------
                                                                        45,744
                                                                --------------
Water Utilities--0.4%
     American Water Works Co., Inc.                   350               15,278
     SJW Corp.                                        150               11,663
                                                                --------------
                                                                        26,941
                                                                --------------
Wholesale--1.5%
     Arrow Electronics, Inc. (A)                      500                8,535
     Avnet, Inc.                                      500                8,350
     Fastenal Co.                                     400               15,228
     Fleming Cos., Inc.                               150                2,063
     Fresh Del Monte Produce                          600               14,712
     Handleman Co. (A)                                400                5,180
     Ingram Micro, Inc., Cl A (A)                     700                7,700
     Performance Food Group Co. (A)                   350               11,557
     Tech Data Corp. (A)                              500               16,775
     United Stationers, Inc. (A)                      300                7,677
     Valhi, Inc.                                      200                3,258
     Watsco, Inc.                                     400                5,680
                                                                --------------
                                                                       106,715
                                                                --------------


Total Common Stock
  (Cost $10,656,339)--100.5%                                        $7,286,608
                                                                --------------

Total Investments
  (Cost $10,656,339)--100.5%                                         7,286,608

Liabilities in Excess of Other Assets,
  Net--(0.5)%                                                          (33,273)
                                                                --------------

Net Assets--100.0%                                                  $7,253,335
                                                                ==============

(A)   Non-income producing security.

(B) Securities are valued at fair value as determined in good faith by the Board of Trustees of the Trust.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                Number of           Market
                                                 Shares              Value
                                                -------------    --------------
Foreign Common Stock

Australia--12.9%
     Amcor Ltd.                                    3,964         $     17,951
     AMP Ltd.                                      3,779               29,126
     Ansell Ltd. (A)                               5,400               19,546
     Australia and New Zealand Banking
       Group Ltd.                                  5,190               50,679
     BHP Billiton Ltd.                            12,260               63,595
     BHP Steel Ltd. (A)                            2,452                3,657
     Brambles Industries Ltd.                      5,901               25,888
     Coca-Cola Amatil Ltd.                         5,200               17,831
     Coles Myer Ltd.                               5,000               16,873
     Commonwealth Bank of Australia                4,190               71,087
     CSL Ltd.                                        700               10,859
     CSR Ltd.                                      3,900               13,543
     Foster's Group Ltd.                           5,000               12,274
     Insurance Australia Group Ltd.                8,600               13,622
     Macquarie Bank Ltd.                           1,122               14,785
     National Australia Bank Ltd.                  5,716              103,977
     News Corp. Ltd.                               6,084               30,400
     OneSteel Ltd.                                   725                  580
     Publishing & Broadcasting Ltd.                2,700               13,550
     Rio Tinto Ltd.                                1,693               30,483
     Southcorp Ltd.                                6,185               17,102
     Tabcorp Holdings Ltd.                         2,700               17,621
     Telstra Corp. Ltd.                           12,060               31,574
     Wesfarmers Ltd.                               1,100               16,884
     Westfield Holdings Ltd.                       2,000               15,785
     Westfield Trust                              10,768               19,634
     Westpac Banking Corp. Ltd.                    5,395               44,782
     WMC Ltd.                                      6,565               29,909
     Woodside Petroleum Ltd.                       1,700               12,288
     Woolworths Ltd.                               5,715               37,732
                                                               --------------
                                                                      803,617
                                                               --------------
Hong Kong-5.8%
     Cathay Pacific Airways Ltd.                   8,000               12,410
     Cheung Kong Holdings Ltd.                     4,000               31,667
     Cheung Kong Infrastructure
       Holdings Ltd.                              13,000               21,333
     CLP Holdings Ltd.                             4,200               16,477
     Hang Lung Properties Ltd.                    12,000               12,923
     Hang Seng Bank Ltd.                           3,500               38,702
     Henderson Land Development                    3,000               11,885
     Hong Kong & China Gas                         9,900               12,819
     Hong Kong Electric Holdings                   3,000               11,250
     Hutchison Whampoa Ltd.                        9,000               65,769
     Johnson Electric Holdings                    14,000               14,808
     Li & Fung Ltd.                               14,000               16,782
     MTR Corp.                                     8,000               10,000
     Pacific Century CyberWorks Ltd. (A)          23,000                4,836
     Sino Land Co.                                38,000               13,032
     Sun Hung Kai Properties Ltd.                  4,000               30,000
     Swire Pacific Ltd.                            2,500               11,282
     Television Broadcasts Ltd.                    3,000               10,000
     Wharf Holdings Ltd.                           8,000               16,872
                                                               --------------
                                                                      362,847
                                                               --------------
Japan--71.0%
     7-Eleven Japan                                1,000         $     37,575
     77 Bank Ltd.                                  1,000                3,590
     Acom Co. Ltd.                                   200               12,057
     Advantest Corp.                                 200               10,220
     Aeon Co. Ltd.                                 1,000               27,639
     Aiful Corp.                                     150                9,544
     Ajinomoto Co., Inc.                           2,000               20,374
     All Nippon Airways Co. Ltd. (A)               4,000               10,321
     Alps Electric Co. Ltd.                        1,000               12,500
     Asahi Glass Co. Ltd.                          2,000               12,191
     Asahi Kasei Corp.                             3,000                9,018
     Avex, Inc.                                      900               19,915
     The Bank of Yokohama Ltd.                     4,000               16,767
     Banyu Pharmaceutical Co. Ltd.                 2,000               22,144
     Bridgestone Corp.                             2,000               28,223
     Canon, Inc.                                   3,000              101,703
     Central Japan Railway Co.                         2               12,041
     Chiba Bank Ltd.                               6,000               19,940
     Chubu Electric Power Co., Inc.                2,600               46,894
     Credit Saison Co. Ltd.                          700               16,425
     Dai Nippon Printing Co. Ltd.                  3,000               34,018
     Daikin Industries Ltd.                        1,000               19,539
     Daito Trust Construction Co. Ltd.               800               15,965
     Daiwa Bank Holdings, Inc. (A)                42,000               31,914
     Daiwa House Industry Co. Ltd.                 1,000                6,104
     Daiwa Securities Group, Inc.                  5,000               26,845
     Denso Corp.                                   2,300               35,971
     East Japan Railway Co.                           12               56,112
     Eisai Co. Ltd.                                1,000               24,090
     Fanuc Ltd.                                      400               17,535
     Fuji Photo Film Co. Ltd.                      2,000               61,957
     Fuji Television Network, Inc.                     4               22,946
     Fujisawa Pharmaceutical Co. Ltd.              1,000               21,042
     Fujitsu Ltd.                                  6,000               34,920
     Furukawa Electric Co. Ltd.                    6,000               18,587
     Hirose Electric Co. Ltd.                        200               15,180
     Hitachi Ltd.                                  9,000               51,854
     Hitachi Software Engineering Co. Ltd.         1,000               33,150
     Honda Motor Co. Ltd.                          2,300               95,641
     Hoya Corp.                                      500               31,730
     Ito-Yokado Co. Ltd.                           1,000               46,009
     Itochu Techno-Science Corp.                   1,000               39,412
     Japan Airlines Co. Ltd. (A)                   4,000               10,688
     Japan Energy Corp.                           19,000               26,495
     Japan Tobacco, Inc.                               3               19,564
     Joyo Bank Ltd.                                8,000               21,176
     Kansai Electric Power Co.                     3,000               46,017
     Kao Corp.                                     2,000               45,090
     Kawasaki Heavy Industries Ltd. (A)            8,000                9,085
     Kawasaki Steel Corp. (A)                     17,000               20,583
     Keyence Corp.                                   100               18,763
     Kinki Nippon Railway Co. Ltd. (A)             4,000               12,024
     Kirin Brewery Co. Ltd.                        2,000               13,193
     Komatsu Ltd.                                  2,000                6,647
     Konami Corp.                                  1,200               24,248
     Kuraray Co. Ltd.                              2,000               13,427


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                Number of           Market
                                                 Shares              Value
                                                -------------    --------------
     Kyocera Corp.                                   600         $     40,481
     Kyowa Hakko Kogyo Co. Ltd.                    2,000               10,304
     Kyushu Electric Power                           800               11,623
     Lawson, Inc.                                    800               22,378
     Marubeni Corp. (A)                           10,000               10,605
     Marui Co. Ltd.                                1,000               11,515
     Matsushita Communication                        300               10,696
     Matsushita Electric Industrial Co. Ltd.       6,000               74,499
     Matsushita Electric Works                     3,000               18,512
     Meiji Dairies Corp.                           4,000               10,721
     Millea Holdings, Inc. (A)                         6               47,094
     Minebea Co. Ltd.                              2,000               10,721
     Mitsubishi Chemical Corp. (A)                 5,000                9,853
     Mitsubishi Corp.                              3,000               18,562
     Mitsubishi Electric Corp. (A)                 4,000               15,297
     Mitsubishi Estate Co. Ltd.                    2,000               15,949
     Mitsubishi Heavy Industries Ltd.             13,000               34,845
     Mitsubishi Materials Corp. (A)                5,000                8,392
     Mitsubishi Tokyo Financial Group, Inc.           12               81,363
     Mitsui & Co. Ltd.                             3,000               16,232
     Mitsui Chemicals, Inc.                        4,000               18,771
     Mitsui Fudosan Co. Ltd.                       2,000               15,648
     Mitsui O.S.K. Lines Ltd.                      9,000               18,412
     Mitsui Sumitomo Insurance Co. Ltd.            4,000               19,172
     Mizuho Holdings, Inc.                            21               49,800
     Mori Seiki Co. Ltd.                           2,000               16,683
     Murata Manufacturing Co. Ltd.                   800               41,750
     NEC Corp.                                     6,000               35,822
     NGK Insulators Ltd.                           3,000               22,044
     Nidec Corp.                                     200               11,690
     Nikko Cordial Corp.                           3,000               12,675
     Nikon Corp.                                   1,000                9,260
     Nintendo Co. Ltd.                               300               37,575
     Nippon Comsys Corp.                           1,000                5,169
     Nippon Express Co. Ltd.                       3,000               15,030
     Nippon Mitsubishi Oil Corp.                   3,000               13,402
     Nippon Sheet Glass Co. Ltd.                   1,000                2,939
     Nippon Steel Corp.                           41,000               59,227
     Nippon Telegraph & Telephone Corp.               20               81,830
     Nippon Unipac Holding                             4               21,075
     Nippon Yusen Kabushiki Kaisha                 4,000               12,859
     Nishimatsu Construction Co. Ltd.              5,000               15,030
     Nissan Motor Co. Ltd.                         8,000               55,979
     Nisshin Seifun Group, Inc.                    2,000               14,863
     Nitto Denko Corp.                               600               17,134
     NKK Corp. (A)                                21,000               19,113
     Nomura Holdings, Inc.                         6,000               80,210
     NSK Ltd.                                      4,000               14,262
     NTT Data Corp.                                    3               11,874
     NTT Docomo, Inc.                                 67              149,374
     OJI Paper Co. Ltd.                            3,000               14,604
     Oriental Land Co. Ltd.                          200               13,995
     ORIX Corp.                                      200               13,811
     Osaka Gas Co. Ltd.                            5,000               11,732
     Pioneer Corp.                                   500                8,559
     Promise Co. Ltd.                                500               22,963
     Ricoh Co. Ltd.                                3,000               49,098

     Rohm Co. Ltd.                                   300          $    39,279
     Sankyo Co. Ltd.                               1,000               12,859
     Sanyo Electric Co. Ltd.                       3,000               12,600
     Secom Co. Ltd.                                  500               23,881
     Sega Corp. (A)                                  500               10,939
     Sekisui House Ltd.                            2,000               15,281
     Sharp Corp.                                   2,000               24,482
     Shimamura Co. Ltd.                              300               21,944
     Shin-Etsu Chemical Co. Ltd.                   1,500               52,104
     Shiseido Co. Ltd.                             2,000               25,952
     Shizuoka Bank Ltd.                            6,000               38,076
     Skylark Co. Ltd.                              1,000               22,169
     SMC Corp.                                       300               30,711
     Softbank Corp.                                  500                5,636
     Sompo Japan Insurance, Inc.                   4,000               23,881
     Sony Corp.                                    3,000              135,521
     Sumitomo Chemical Co. Ltd.                    4,000               15,999
     Sumitomo Corp.                                2,000               10,772
     Sumitomo Electric Industries Ltd.             4,000               25,250
     Sumitomo Mitsui Banking Corp.                14,200               75,174
     Sumitomo Trust & Banking Co. Ltd.             3,000               14,178
     Taisho Pharmaceutical Co. Ltd.                1,000               15,281
     Takeda Chemical Industries Ltd.               3,000              124,749
     Takefuji Corp.                                  200               13,327
     TDK Corp.                                       300               13,527
     Terumo Corp.                                  1,000               12,483
     Tohoku Electric Power                         1,100               15,247
     Tokyo Broadcasting System, Inc.               1,000               20,541
     Tokyo Electric Power Co.                      4,100               83,363
     Tokyo Electron Ltd.                             600               30,711
     Tokyo Gas Co. Ltd.                           13,000               33,651
     Tokyu Corp.                                   3,000               11,423
     Toppan Printing Co. Ltd.                      2,000               17,552
     Toray Industries, Inc.                        5,000               12,692
     Toshiba Corp. (A)                            10,000               37,575
     Toyo Seikan Kaisha Ltd.                       1,000               11,481
     Toyota Industries Corp.                         600                9,068
     Toyota Motor Corp.                            8,400              200,952
     UFJ Holdings, Inc.                                5               12,316
     Uni-Charm Corp.                                 300               10,721
     Wacoal Corp.                                  2,000               16,683
     West Japan Railway Co.                            8               30,595
     Yamaha Corp.                                  2,000               18,437
     Yamanouchi Pharmaceutical Co. Ltd.            1,000               25,050
     Yamato Transport Co. Ltd.                     1,000               17,619
     Yamazaki Baking Co. Ltd.                      2,000               10,655
                                                               --------------
                                                                    4,432,065
                                                               --------------
New Zealand--0.2%
     Contact Energy Ltd.                           9,000               16,036
                                                               --------------

Singapore--3.7%
     CapitaLand Ltd.                              21,000          $    18,233
     Chartered Semiconductor
       Manufacturing Ltd. (A)                     10,000               16,570
     City Developments Ltd.                        6,000               19,918
     DBS Group Holdings Ltd.                       3,000               20,429
     Oversea-Chinese Banking Corp.                 4,000               25,877

--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                                Number of           Market
                                                 Shares              Value
                                                -------------    --------------
     SembCorp Logistics Ltd.                      17,000         $     20,259
     Singapore Airlines Ltd.                       2,000               14,187
     Singapore Land Ltd.                          11,000               20,724
     Singapore Press Holdings Ltd.                 1,000               10,498
     Singapore Technologies Engineering Ltd.      17,000               18,329
     Singapore Telecommunications Ltd.            10,000                7,831
     United Overseas Bank Ltd.                     5,000               36,602
                                                               --------------
                                                                      229,457
                                                               --------------

Total Foreign Common Stock
 (Cost $7,810,220)--93.6%                                           5,844,022
                                                               --------------
Foreign Preferred Stock

Australia--0.5%
     News Corp. Ltd.                               6,971               29,672
                                                               --------------
Total Foreign Preferred Stock
 (Cost $58,868)--0.5%                                                  29,672
                                                               --------------
Total Investments (Cost $7,869,088)--94.1%                          5,873,694

Other Assets and Liabilities, Net--5.9%                               369,978
                                                               --------------
Net Assets--100.0%                                                 $6,243,672
                                                               ==============

(A) Non-income producing security.

--------------------------------------------------------------------------------
                                                                              30

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)


As of July 31, 2002, the Asian Index Fund's sector diversification was as follows:

                                              Market                  % of
   Sector Diversification                     Value               Net Assets
                                        -----------------       --------------

   Banks                                     $ 776,061               12.4%
   Automotive                                  436,312                7.0
   Electric                                    403,523                6.4
   Telephones & Telecommunications             329,979                5.3
   Electronics                                 304,747                4.9
   Medical                                     278,861                4.5
   Audio/Video                                 237,016                3.8
   Finance                                     222,643                3.6
   Real Estate                                 221,728                3.5
   Transportation                              216,373                3.5
   Retail                                      206,102                3.3
   Food, Beverage & Tobacco                    174,310                2.8
   Computers                                   162,767                2.6
   Office Equipment                            150,801                2.4
   Insurance                                   132,894                2.1
   Building & Construction                     124,472                2.0
   Chemicals                                   122,879                2.0
   Diversified Operations                      119,811                1.9
   Multi-media                                 117,351                1.9
   Steel                                       103,160                1.6
   Minerals                                     93,504                1.5
   Cosmetics & Toiletries                       81,764                1.3
   Machinery                                    74,800                1.2
   Photographic Supplies & Equipment            71,217                1.1
   Metals                                       64,618                1.0
   Printing & Publishing                        62,068                1.0
   Diversified Manufacturing                    60,814                1.0
   Utilities                                    58,202                0.9
   Import/Export                                56,171                0.9
   Paper & Related Products                     53,631                0.9
   Petroleum & Fuel Products                    52,185                0.8
   Toys                                         48,514                0.8
   Airlines                                     47,606                0.8
   Textiles                                     42,802                0.7
   Optical Supplies                             31,730                0.5
   Recreation                                   31,615                0.5
   Semi-Conductors                              30,711                0.5
   Engineering                                  23,498                0.4
   Distribution                                 16,782                0.3
                                        --------------          --------------
   Total Foreign Common Stock                5,844,022               93.6

   Total Foreign Preferred Stock                29,672                0.5
                                        --------------          --------------
   Total Investments                         5,873,694               94.1

   Other Assets and Liabilities, Net           369,978                5.9
                                        --------------          --------------
   Net Assets                               $6,243,672              100.0%
                                        ==============          ==============


     Please See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                          --------------    ------------
Foreign Common Stock

Austria--0.0%
   OMV AG                                            5      $        426
                                                            ------------
Belgium--1.8%
   AGFA-Gevaert NV                                 606             9,874
   Colruyt SA                                      264            11,906
   Dexia                                         1,238            15,839
   Electrabel                                       71            16,379
   Fortis                                        2,180            36,376
   Groupe Bruxelles Lambert SA                     194             7,855
   Interbrew                                       359            10,098
   KBC Bancassurance Holding                        28             1,035
   Solvay SA                                        72             4,976
   UCB SA                                          233             8,043
                                                            ------------
                                                                 122,381
                                                            ------------
Denmark--1.2%
   Carlsberg A/S                                    82             3,842
   D/S 1912                                          1             6,730
   D/S Svendborg                                     1             9,000
   Danske Bank A/S                               1,142            20,647
   Group 4 Falck A/S                               325             9,479
   H Lundbeck A/S                                  290             7,272
   Novo-Nordisk A/S                                435            10,247
   Novozymes A/S                                    74             1,479
   TDC A/S                                          29               712
   Vestas Wind Systems A/S                         400             9,396
                                                            ------------
                                                                  78,804
                                                            ------------
Finland--2.2%
   Comptel PLC                                     929             1,057
   Fortum Oyj                                    1,989            11,486
   Nokia Oyj                                     8,253           102,759
   Pohjola Group PLC, Cl D                         479             7,138
   Sampo Oyj                                       422             2,809
   Sonera Oyj (A)                                  599             2,478
   Stora Enso Oyj                                  855             9,975
   UPM-Kymmene Oyj                                 311            10,153
                                                            ------------
                                                                 147,855
                                                            ------------
France--13.1%
   Accor SA                                        222             7,324
   Air France                                      500             7,289
   Air Liquide                                     208            29,184
   Alcatel SA                                    1,616             8,492
   Alstom (A)                                      304             2,811
   Altran Technologies SA                          172             2,816
   Atos Origin (A)                                 201             8,336
   Autoroutes du Sud de la France (A)              408            10,320
   Aventis SA                                    1,095            71,927
   AXA                                           2,410            30,787
   BNP Paribas                                   1,319            60,623
   Bouygues                                        274             6,299
   Cap Gemini SA                                    98             3,359
   Carrefour SA                                    972            42,311
   Castorama Dubois Investissements                198            12,792
   Cie de Saint-Gobain                             464            13,866

   Cie Generale D'Optique
      Essilor International SA                     248     $       9,239
   Dassault Systemes SA                            176             5,994
   Etablissements Economiques du Casino
      Guichard Perrachon                           110             8,255
   European Aeronautic Defense and
      Space Co.                                    459             7,223
   France Telecom                                  339             4,886
   Groupe Danone                                   204            23,880
   L'Oreal SA                                      623            43,671
   Lafarge SA                                      231            20,337
   Lagardere S.C.A.                                116             4,806
   LVMH Moet Hennessy Louis Vuitton SA             410            18,129
   Michelin (C.G.D.E.)                             284            11,263
   Pechiney SA                                     172             7,074
   Pernod-Ricard                                   114             9,813
   Peugeot SA                                      188             9,098
   Pinault-Printemps-Redoute                       120            10,471
   Publicis Groupe                                 301             6,876
   Renault SA                                      182             8,351
   Sanofi-Synthelabo SA                            700            41,314
   Schneider Electric SA                           291            13,999
   Societe Generale                                491            27,438
   Societe Television Francaise                    296             7,240
   Sodexho Alliance SA                             170             4,945
   STMicroelectronics NV                         1,207            25,454
   Suez SA                                       1,648            35,869
   Technip-Coflexip SA                              63             4,496
   Thales SA                                       101             3,872
   Thomson Multimedia SA (A)                       288             6,757
   TotalFinaElf SA                               1,109           160,371
   Valeo SA                                         79             3,145
   Vinci SA                                        136             7,933
   Vivendi Universal SA                          1,319            21,027
                                                            ------------
                                                                 891,762
                                                            ------------
Germany--9.3%
   Allianz AG                                      297            43,822
   Altana AG                                       238            11,783
   BASF AG                                       1,064            40,996
   Bayer AG                                      1,308            32,572
   Bayerische Hypo-und Vereinsbank AG              639            12,968
   Beiersdorf AG                                    34             3,567
   DaimlerChrysler AG                            1,355            58,584
   Deutsche Bank AG                              1,040            60,871
   Deutsche Boerse AG                              275            10,377
   Deutsche Lufthansa AG (A)                       531             6,455
   Deutsche Post AG                                788             7,957
   Deutsche Telekom                              3,674            41,783
   E.ON AG                                       1,010            49,213
   Fresenius Medical Care AG                       119             4,085
   Infineon Technologies AG (A)                    263             3,741
   KarstadtQuelle AG                               297             6,639
   Linde AG                                        198             9,279
   Marschollek Lautenschlaeger und Partner         492             9,309
   Metro AG                                         72             1,864
   Muenchener Rueckversicherungs AG                178            35,077
   RWE AG                                          712            23,768

--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                          --------------    ------------
   SAP AG                                          350      $     26,079
   Schering AG                                     325            17,079
   Siemens AG                                    1,545            77,175
   ThyssenKrupp AG                                 332             4,345
   TUI AG                                          500            10,441
   Volkswagen AG                                   488            22,391
                                                            ------------
                                                                 632,220
                                                            ------------
Greece--0.6%
   Coca-Cola Hellenic Bottling Co. SA              734            12,046
   EFG Eurobank Ergasias SA                        760            10,148
   Hellenic Telecommunications
      Organization SA                              680             9,453
   National Bank of Greece SA                      485             8,920
                                                            ------------
                                                                  40,567
                                                            ------------
Ireland--0.9%
   Allied Irish Banks PLC - Dublin                 872            10,421
   Allied Irish Banks PLC - UK                     765             9,188
   Bank of Ireland - Dublin                        975            10,859
   Bank of Ireland - UK                          1,021            11,611
   CRH PLC - Dublin                                571             8,582
   CRH PLC - UK                                    515             7,700
   Elan Corp PLC (A)                               311               670
   Irish Life & Permanent PLC                      116             1,416
   Ryanair Holdings PLC (A)                        118               706
                                                            ------------
                                                                  61,153
                                                            ------------
Italy--5.6%
   Alleanza Assicurazioni SpA                      794             6,002
   Assicurazioni Generali                        1,960            37,832
   Autogrill SpA (A)                               340             3,317
   Autostrade Concessioni e
      Costruzioni Autostrade SpA                 2,547            20,676
   Banca Fideuram SpA                              975             4,512
   Banca Monte dei Paschi di Siena SpA           2,959             8,332
   Banca Nazionale Del Lavoro SpA (A)            3,077             4,238
   Benetton Group SpA                              642             6,817
   Bulgari SpA                                     797             3,751
   Capitalia SpA                                 3,503             4,877
   e.Biscom SpA (A)                                228             4,886
   Enel SpA                                      2,751            13,081
   ENI-Ente Nazionale Idrocarburi SpA            4,636            70,041
   Fiat SpA                                        407             4,170
   Fineco SpA (A)                                1,965               996
   Gruppo Editoriale L'Espresso SpA              2,971            10,981
   IntesaBci SpA                                 4,044             9,139
   Luxottica Group SpA                             511             7,768
   Mediaset SpA                                    949             7,052
   Mediobanca SpA (A)                              754             6,136
   Mediolanum SpA                                  846             4,628
   Pirelli SpA                                   3,068             3,050
   Riunione Adriatica di Sicurta SpA               795             8,893
   Sanpaolo IMI SpA                              1,129             8,645
   Seat-Pagine Gialle SpA (A)                   12,961             8,755
   Telecom Italia SpA                            4,469            35,314
   Telecom Italia SpA RNC                        4,467            23,649
   TIM SpA                                       5,769            25,848

   Tiscali SpA (A)                                 533     $       3,067
   Unicredito Italiano SpA                       6,693            25,919
                                                            ------------
                                                                 382,372
                                                            ------------
Luxembourg--0.1%
   Arcelor (A)                                     757             9,574
                                                            ------------

Netherlands--7.2%
   ABN Amro Holding NV                           2,266            32,213
   Aegon NV                                      1,280            17,795
   Akzo Nobel NV                                   542            19,231
   ASML Holding NV (A)                             833            10,208
   Heineken NV                                     384            15,718
   ING Groep NV                                  2,691            58,305
   Koninklijke Ahold NV                            948            15,856
   Koninklijke Philips Electronics NV            2,367            53,606
   Numico NV                                       234             4,347
   Reed Elsevier NV                                676             8,318
   Royal Dutch Petroleum Co.                     3,697           168,903
   Royal KPN NV (A)                              2,789            13,070
   TPG NV                                          439             8,126
   Unilever NV                                     945            53,458
   VNU NV                                          240             5,438
   Wolters Kluwer NV                               402             6,144
                                                            ------------
                                                                 490,736
                                                            ------------
Norway--0.9%
   DnB Holding ASA                               1,964             9,925
   Frontline Ltd.                                1,300             9,641
   Norsk Hydro ASA                                 209             8,641
   Orkla ASA                                       471             8,191
   Statoil ASA                                   1,200             9,923
   Storebrand (A)                                  475             1,777
   Tandberg ASA (A)                                534             6,659
   Telenor ASA                                   2,132             7,556
                                                            ------------
                                                                  62,313
                                                            ------------
Portugal--0.7%
   Banco Comercial Portugues                     2,393             6,944
   Banco Espirito Santo SA                         904             9,988
   Brisa-Auto Estradas de Portugal SA              864             4,362
   Cimpor Cimentos de Portugal SA                  590            10,499
   Electricidade de Portugal SA                  3,534             6,202
   Portugal Telecom SGPS SA                      1,471             8,941
                                                            ------------
                                                                  46,936
                                                            ------------
Spain--5.2%
   Acciona SA                                      230             9,020
   ACS Actividades Construccion y Servicios        329             9,964
   Altadis                                         597            11,823
   Amadeus Global Travel Distribution            1,357             7,384
   Autopistas Concesionaria Espanola SA          1,031            11,422
   Banco Bilbao Vizcaya Argentaria SA            6,046            57,200
   Banco Santander Central Hispano SA            7,759            47,771
   Endesa SA                                     1,518            16,906
   Fomento de Construcciones y
     Contratas SA                                  461            10,260
   Grupo Dragados SA                               552             8,957
   Grupo Ferrovial SA                              450            10,059
   Iberdrola SA                                  1,001            11,934

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                          --------------    ------------

   Inditex SA                                      531      $     10,412
   Promotora de Informaciones SA                 1,115            10,494
   Repsol YPF SA                                 1,814            22,070
   Sociedad General de Aguas
      de Barcelona SA                              897             8,812
   Telefonica SA (A)                             8,138            71,806
   Terra Networks SA (A)                         1,304             7,786
   Union Fenosa SA                                 477             6,248
                                                            ------------
                                                                 350,328
                                                            ------------
Sweden--2.1%
   Assa Abloy AB                                   629             7,276
   Atlas Copco AB                                  186             3,932
   Electrolux AB                                   629            11,609
   Hennes & Mauritz AB                             850            15,599
   Nordea AB                                     4,360            19,258
   Sandvik AB                                      439            10,065
   Securitas AB                                    513             8,983
   Skandia Forsakrings AB                          824             2,270
   Skandinaviska Enskilda Banken SEB               501             4,479
   Skanska AB                                      913             5,425
   Svenska Cellulosa AB                            370            12,374
   Svenska Handelsbanken                         1,108            14,915
   Telefonaktiebolaget LM Ericsson (A)          13,699            13,831
   Telia AB                                        670             1,867
   Volvo AB                                        559            10,259
                                                            ------------
                                                                 142,142
                                                            ------------
Switzerland--11.4%
   ABB Ltd. (A)                                  2,058            10,999
   Adecco SA                                       191             8,687
   Ciba Speciality Chemicals AG                    143             9,891
   Clariant AG                                     358             6,837
   Compagnie Financiere Richemont AG               808            14,885
   Credit Suisse Group (A)                       1,675            40,126
   Holcim Ltd.                                      44             8,462
   Kudelski SA (A)                                 125             3,248
   Logitech International SA (A)                   120             4,940
   Lonza Group AG                                  150             9,667
   Nestle SA                                       688           147,870
   Novartis AG                                   4,798           195,397
   Roche Holding AG - Bearer                       107            11,842
   Roche Holding AG - Genucine                   1,259            89,631
   Serono SA                                        10             5,230
   Swatch Group AG                                 538             9,439
   Swatch Group AG, Cl B                            40             3,381
   Swiss Reinsurance                               583            48,783
   Swisscom AG                                      60            17,471
   Syngenta AG                                     217            11,070
   Synthes-Stratec, Inc.                            16             8,584
   UBS AG (A)                                    2,202            97,031
   Zurich Financial Services AG                    119            13,009
                                                            ------------
                                                                 776,480
                                                            ------------
United Kingdom--37.5%
   3i Group PLC                                    634             5,799
   Amersham PLC                                  1,126             9,516
   Amvescap PLC                                  1,222             9,240

   ARM Holdings PLC (A)                          1,271      $      2,929
   AstraZeneca PLC                               3,007           107,574
   Aviva PLC                                     3,642            24,180
   BAA PLC                                       1,192             9,301
   BAE Systems PLC                               5,306            24,701
   Barclays PLC                                 11,818            90,280
   BG Group PLC                                  5,227            21,659
   BHP Billiton PLC                              4,052            19,178
   BOC Group PLC                                 1,087            15,232
   Boots Co. PLC                                 2,082            18,247
   BP PLC                                       39,045           303,151
   Brambles Industries PLC                         908             3,589
   British Airways PLC (A)                       2,981             7,451
   British American Tobacco PLC                  2,645            29,709
   British Land Co. PLC                          1,273            10,898
   British Sky Broadcasting PLC (A)              1,519            14,214
   BT Group PLC                                 13,719            43,185
   Bunzl PLC                                     1,279             8,991
   Cable & Wireless PLC                          2,734             7,410
   Cadbury Schweppes PLC                         3,544            24,554
   Canary Wharf Group PLC (A)                      109               716
   Capita Group PLC                                590             2,701
   Centrica PLC                                  7,087            17,991
   CMG PLC                                       1,489             1,733
   Compass Group PLC                             3,253            16,033
   Corus Group PLC (A)                           8,016             7,514
   Daily Mail & General Trust                      822             7,063
   Diageo PLC                                    5,464            66,238
   Dixons Group PLC                              6,771            17,268
   EMI Group PLC                                 2,986            10,297
   Exel PLC                                        774             9,105
   GKN PLC                                         908             3,826
   GlaxoSmithKline PLC                          10,557           204,997
   Granada PLC                                   1,800             2,678
   GUS PLC                                       2,038            15,489
   Hanson PLC                                    1,172             7,177
   Hays PLC                                      2,078             4,171
   HBOS PLC                                      6,019            67,701
   Hilton Group PLC                              1,541             4,742
   HSBC Holdings PLC                            16,259           186,689
   Imperial Chemical Industries PLC              2,784            13,069
   Imperial Tobacco Group PLC                    1,380            21,127
   International Power PLC (A)                   4,010             7,408
   Invensys PLC                                  5,358             5,629
   J Sainsbury PLC                               3,364            16,764
   Johnson Matthey PLC                             563             7,766
   Kingfisher PLC                                4,724            14,280
   Land Securities PLC                             689             8,826
   Lattice Group PLC                             6,894            17,716
   Legal & General Group PLC                     8,221            14,994
   Lloyds TSB Group PLC                          9,704            96,946
   Logica PLC                                      519             1,654
   Man Group PLC                                   529             8,768
   Marconi PLC (A)                               2,221               122
   Marks & Spencer Group PLC                     4,089            21,719

--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                          --------------    ------------

   National Grid Group PLC                       3,287      $     22,684
   Next PLC                                        639             8,620
   P&O Princess Cruises PLC                      1,726            11,810
   Pearson PLC                                   1,421            13,652
   Prudential PLC                                3,258            25,016
   Reckitt Benckiser PLC                           746            12,703
   Reed Elsevier PLC                             1,942            16,686
   Rentokil Initial PLC                          3,562            12,924
   Reuters Group PLC                             2,435            10,385
   Rio Tinto PLC                                 2,000            34,368
   Rolls-Royce PLC                               4,028             9,203
   Royal & Sun Alliance Insurance Group          1,424             3,826
   Royal Bank of Scotland Group PLC              4,730           124,139
   Safeway PLC                                   1,631             6,070
   Sage Group PLC (A)                            1,713             3,573
   Scottish & Newcastle PLC                      1,152            10,402
   Scottish & Southern Energy PLC                1,083            10,912
   Scottish Power PLC                            3,796            20,755
   Severn Trent PLC                                919             8,930
   Shell Transport & Trading Co. PLC            16,887           115,021
   Six Continents PLC                            1,779            17,036
   Smith & Nephew PLC                            1,690             8,871
   Smiths Group PLC                              1,617            19,577
   Spirent PLC                                   2,197             2,574
   Tesco PLC                                    10,883            37,191
   Unilever PLC                                  4,831            42,452
   United Utilities PLC                            548             4,940
   Vodafone Group PLC                          118,460           179,506
   Whitbread PLC                                   922             7,490
   Wolseley PLC                                  1,286            11,511
   WPP Group PLC                                 1,904            14,426
                                                            ------------
                                                               2,549,158
                                                            ------------

Total Foreign Common Stock
  (Cost $8,950,670)--99.8%                                     6,785,207
                                                            ------------

Foreign Preferred Stock

Germany--0.3%
   Porsche AG                                       21     $       9,574
   RWE AG                                          110             2,966
   Volkswagen AG                                   291             9,244
                                                            ------------

Total Foreign Preferred Stock
  (Cost $22,418)--0.3%                                            21,784
                                                            ------------


Foreign Rights

United Kingdom--0.0%
   Kingfisher PLC (A)                            1,390               798
                                                            ------------

Total Foreign Rights
  (Cost $2,259)--0.0%                                                798
                                                            ------------

Total Investments (Cost $8,975,347)--100.1%                    6,807,789

Liabilities in Excess of Other Assets,
  Net--(0.1)%                                                    (10,460)
                                                            ------------

Net Assets--100.0%                                            $6,797,329
                                                            ============


(A) Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)


As of July 31, 2002, the European Index Fund's sector diversification was as follows:

                                                 Market                 % of
Sector Diversification                            Value              Net Assets
                                             --------------        ------------
Banks                                          $1,272,551               18.7%
Petroleum & Fuel Products                         947,943               13.9
Medical                                           815,541               12.0
Food, Beverage & Tobacco                          656,764                9.7
Telephones & Telecommunications                   654,788                9.6
Insurance                                         384,135                5.6
Electric                                          205,489                3.0
Retail                                            193,797                2.8
Chemicals                                         163,541                2.4
Building & Construction                           149,035                2.2
Automotive                                        134,136                2.0
Diversified Manufacturing                         130,201                1.9
Multi-media                                        96,388                1.4
Electronics                                        93,496                1.4
Utilities                                          67,946                1.0
Diversified Operations                             64,840                0.9
Computers                                          64,509                0.9
Transportation                                     57,943                0.9
Printing & Publishing                              54,629                0.8
Finance                                            52,567                0.8
Metals                                             48,719                0.7
Cosmetics & Toiletries                             47,238                0.7
Public Thoroughfares                               46,780                0.7
Aerospace & Defense                                44,998                0.7
Paper & Related Products                           32,502                0.5
Airlines                                           31,203                0.5
Machinery                                          30,806                0.5
Recreation                                         26,994                0.4
Engineering                                        23,094                0.3
Steel                                              21,433                0.3
Advertising                                        21,302                0.3
Real Estate                                        20,440                0.3
Security                                           18,461                0.3
Optical Services                                   17,007                0.3
Household Products                                 12,703                0.2
Appliances                                         11,609                0.2
Distribution                                       11,512                0.2
Human Resources                                    11,388                0.2
Semi-Conductors                                    10,208                0.2
Photography                                         9,874                0.1
Hotels & Motels                                     7,324                0.1
Textiles                                            6,817                0.1
Audio/Video                                         6,757                0.1
Venture Capital                                     5,799                0.1
                                            -------------          -----------
Total Foreign Common Stock                      6,785,207               99.8

Total Foreign Preferred Stock                      21,784                0.3
Total Foreign Rights                                  798                0.0
                                            -------------          -----------
Total Investments                               6,807,789              100.1

Liabilities in Excess of Other Assets, Net        (10,460)              (0.1)
                                            -------------          -----------

Net Assets                                    $ 6,797,329              100.0%
                                            =============          ===========


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
Common Stock

Communications Equipment--0.1%
   Polycom, Inc. (A)                               200      $      2,290
                                                            ------------

Computers & Services--31.7%
   3Com Corp. (A)                                  700             3,157
   Affiliated Computer Services,
     Inc., Cl A (A)                                400            18,792
   Black Box Corp. (A)                             100             3,381
   CACI International, Inc., Cl A (A)              100             3,428
   Cadence Design Systems, Inc. (A)                500             6,225
   Ceridian Corp. (A)                              400             6,924
   Checkfree Corp. (A)                             200             1,992
   Cisco Systems, Inc. (A)                      14,900           196,531
   CNET Networks, Inc. (A)                      10,200            11,730
   Cognex (A)                                      100             1,537
   Cognos, Inc. (A)                                200             3,702
   Dell Computer Corp. (A)                       5,900           147,087
   Earthlink, Inc. (A)                             200               916
   eBay, Inc. (A)                                  600            34,254
   Electronic Data Systems Corp.                   700            25,739
   EMC Corp. (A)                                 2,200            16,500
   Extreme Networks, Inc. (A)                    1,500            15,600
   Hewlett-Packard Co.                           7,162           101,342
   International Business Machines Corp.         3,100           218,240
   Jack Henry & Associates                         300             4,281
   Lexmark International, Inc. (A)                 700            34,216
   Macromedia, Inc. (A)                            100               795
   McData Corp. (A)                                203             2,176
   Quantum Corp. (A)                               200               416
   Sandisk Corp. (A)                               100             1,440
   Sun Microsystems, Inc. (A)                    2,900            11,368
   Sungard Data Systems, Inc. (A)                  600            14,070
   VeriSign, Inc. (A)                            1,200             7,680
                                                            ------------
                                                                 893,519
                                                            ------------
Data Processing--4.6%
   Acxiom Corp. (A)                                100             1,586
   Automatic Data Processing                       900            33,561
   Certegy, Inc. (A)                               300             9,816
   Choicepoint, Inc. (A)                           266            11,143
   First Data Corp.                              2,100            73,395
                                                            ------------
                                                                 129,501
                                                            ------------
Electrical Services--2.7%
   AVX Corp.                                     1,000            13,120
   Celestica, Inc. (A)                           1,300            27,885
   Flextronics International Ltd. (A)            3,000            23,760
   Kemet Corp. (A)                                 300             3,879
   Vishay Intertechnology, Inc. (A)                400             6,820
                                                            ------------
                                                                  75,464
                                                            ------------

Electronic & Other Electrical
  Equipment--1.8%
   Adobe Systems, Inc.                             700      $     16,772
   Jabil Circuit, Inc. (A)                       1,400            24,906
   Sanmina Corp. (A)                             2,496            10,159
                                                            ------------
                                                                  51,837
                                                            ------------
Entertainment--3.2%
   AOL Time Warner, Inc. (A)                     7,900            90,850
                                                            ------------

Financial Services--0.6%
   Concord EFS, Inc. (A)                           900            17,550
                                                            ------------

Machinery--0.2%
   Lam Research Corp. (A)                          400             4,920
                                                            ------------

Measuring Devices--0.9%
   Agilent Technologies, Inc. (A)                  200             3,776
   Microchip Technology, Inc. (A)                  375             8,258
   MKS Instruments, Inc. (A)                       200             3,400
   Newport Corp. (A)                               600             9,660
                                                            ------------
                                                                  25,094
                                                            ------------
Miscellaneous Business Services--1.1%
   Exult, Inc. (A)                               3,200             9,280
   KPMG Consulting, Inc. (A)                     1,500            15,810
   Paychex, Inc.                                   100             2,631
   Ticketmaster, Cl B (A)                          300             4,848
                                                            ------------
                                                                  32,569
                                                            ------------
Professional Services--1.1%
   Accenture Ltd., Cl A (A)                      1,900            31,350
                                                            ------------

Semi-Conductors/Instruments--21.9%
   Altera Corp. (A)                                700             8,281
   Amkor Technology, Inc. (A)                      300             1,182
   Analog Devices, Inc. (A)                      1,200            28,920
   Applied Materials, Inc. (A)                   3,000            44,610
   ASML Holding N.V., NY Shares (A)                900            10,665
   Atmel Corp. (A)                                 800             2,520
   Cypress Semiconductor Corp. (A)                 200             2,296
   Fairchild Semiconductor International,
     Inc., Cl A (A)                                200             3,566
   Globespan Virata, Inc. (A)                      100               354
   Integrated Device Technology, Inc. (A)          200             2,560
   Intel Corp.                                  13,200           248,028
   International Rectifier Corp. (A)               100             2,306
   Intersil Corp., Cl A (A)                        300             6,537
   JDS Uniphase Corp. (A)                        2,260             5,718
   KLA-Tencor Corp. (A)                            800            31,512
   Lattice Semiconductor Corp. (A)                 300             1,950
   Linear Technology Corp.                       1,200            32,496
   Maxim Integrated Products (A)                 1,065            37,467

--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                  July 31, 2002
                                   (Unaudited)

                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
   Micrel, Inc. (A)                                200     $       2,294
   Micron Technology, Inc. (A)                     400             7,796
   Plexus Corp. (A)                                100             1,390
   Rambus, Inc. (A)                                100               516
   RF Micro Devices, Inc. (A)                      300             1,998
   Semtech Corp. (A)                               200             3,932
   STMicroelectronics N.V., NY Shares            1,700            36,193
   Texas Instruments, Inc.                       3,400            78,710
   Triquint Semiconductor, Inc. (A)                200             1,324
   Xilinx, Inc. (A)                                600            11,514
                                                            ------------
                                                                 616,635
                                                            ------------
Software--19.3%
   BEA Systems, Inc. (A)                           800             4,440
   Brocade Communications System (A)             1,400            26,250
   DST Systems, Inc. (A)                           400            13,480
   Electronic Arts, Inc. (A)                       300            18,054
   i2 Technologies, Inc. (A)                       600               510
   Informatica Corp. (A)                           200             1,392
   Internet Security Systems (A)                   200             3,300
   JD Edwards & Co. (A)                            200             2,224
   Keane, Inc. (A)                                 200             1,650
   Mercury Interactive Corp. (A)                   400            10,248
   Microsoft Corp. (A)                           6,300           302,274
   Nassda Corp. (A)                              1,000             9,800
   National Instruments Corp. (A)                  100             2,713
   Network Associates, Inc. (A)                    400             4,860
   Oracle Corp. (A)                              9,900            99,089
   RealNetworks, Inc. (A)                          200               820
   Red Hat, Inc. (A)                               300             1,383
   Siebel Systems, Inc. (A)                        900             8,460
   Tibco Software, Inc. (A)                        400             2,168
   Veritas Software Corp. (A)                    1,800            30,294
                                                            ------------
                                                                 543,409
                                                            ------------
Telephones & Telecommunications--5.1%
   Advanced Fibre Communication (A)                100             1,723
   CIENA Corp. (A)                               3,300            13,299
   Foundry Networks, Inc. (A)                      200             1,510
   Juniper Networks, Inc. (A)                    2,500            20,000
   Motorola, Inc.                                4,800            55,680
   Nokia Oyj Corp. ADR                           1,100            13,640
   Qualcomm, Inc. (A)                            1,200            32,976
   Sycamore Networks, Inc. (A)                     500             1,400
   West Corp. (A)                                  200             3,600
                                                            ------------
                                                                 143,828
                                                            ------------
Wholesale--0.4%
   Arrow Electronics, Inc. (A)                     200             3,414
   Avnet, Inc.                                     400             6,680
                                                            ------------
                                                                  10,094
                                                            ------------

Total Common Stock
 (Cost $5,233,508)--94.7%                                      2,668,910
                                                            ------------

Unit Investment Trust
  (Cost $99,559)--2.5%
   Nasdaq 100 Share Index (A)                    3,000      $     71,550
                                                            ------------

U.S. Treasury Obligation
 (Cost $24,912)--0.9%
   U.S. Treasury Bill, matures 10/17/02,
   par value $25,000, yield at time
   of purchase 1.65% (B)                                          24,911
                                                            ------------

Money Market Fund
 (Cost $60,296)--2.2%
   Reserve Investment Fund,
   Institutional Class                          60,296            60,296
                                                            ------------

Total Investments
 (Cost $5,418,275)--100.3%                                     2,825,667


Liabilities in Excess of Other Assets,
 Net--(0.3)%                                                      (8,145)
                                                            ------------

Net Assets--100.0%                                            $2,817,522
                                                            ============


(A)     Non-income producing security.
(B)     Security pledged as collateral on open futures contracts.
ADR     American Depository Receipt


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                TAX MANAGED GROWTH FUND o Schedule of Investments
                                  July 31, 2002
                                   (Unaudited)

                                             Number of         Market
                                              Shares            Value
                                           -------------    ------------
Common Stock

Aerospace & Defense--0.3%
   Boeing Co.                                      200      $      8,304
                                                            ------------

Apparel/Textiles--0.7%
   Cintas Corp.                                    400            17,556
                                                            ------------

Banks--4.7%
   Bank of New York Co., Inc.                      800            25,616
   Mellon Financial Corp.                          500            13,290
   Northern Trust Corp.                            400            15,932
   State Street Corp.                              600            25,500
   Wells Fargo & Co.                               600            30,516
                                                            ------------
                                                                 110,854
                                                            ------------
Beauty Products--5.8%
   Avon Products, Inc.                             400            18,504
   Colgate-Palmolive Co.                           500            25,675
   Gillette Co.                                    700            23,016
   Kimberly-Clark Corp.                            400            24,420
   Procter & Gamble Co.                            500            44,495
                                                            ------------
                                                                 136,110
                                                            ------------
Broadcasting, Newspapers
  & Advertising--5.7%
   Clear Channel Communications, Inc. (A)        1,100            28,655
   Interpublic Group Cos., Inc.                  1,000            20,910
   Omnicom Group                                   700            37,317
   TMP Worldwide, Inc. (A)                         400             6,176
   Univision Communications, Inc., Cl A (A)        500            14,295
   WPP Group PLC ADR                               700            26,768
                                                            ------------
                                                                 134,121
                                                            ------------
Computers & Services--2.5%
   Cisco Systems, Inc. (A)                       2,500            32,975
   Dell Computer Corp. (A)                         800            19,944
   Symbol Technologies, Inc.                       600             5,484
                                                            ------------
                                                                  58,403
                                                            ------------
Data Processing--2.2%
   Automatic Data Processing                       300            11,187
   Certegy, Inc. (A)                               200             6,544
   First Data Corp.                              1,000            34,950
                                                            ------------
                                                                  52,681
                                                            ------------
Diversified Manufacturing--0.6%
   Illinois Tool Works                             200            13,198
                                                            ------------

Electrical Services--2.8%
   General Electric Co.                          1,900            61,180
   Molex, Inc., Cl A                               200             4,900
                                                            ------------
                                                                  66,080
                                                            ------------
Entertainment--2.5%
   AOL Time Warner, Inc. (A)                     3,100            35,650
   Walt Disney Co.                               1,300            23,049
                                                            ------------
                                                                  58,699
                                                            ------------
Environmental Services--0.6%
   Ecolab, Inc.                                    300            13,785
                                                            ------------

Financial Services--13.4%
   American Express Co.                            400      $     14,104
   Charles Schwab Corp.                          2,200            19,690
   Citigroup, Inc.                               2,100            70,434
   Concord EFS, Inc. (A)                           400             7,800
   Equifax, Inc.                                   400             8,480
   Fannie Mae                                    1,000            74,890
   Franklin Resources, Inc.                        800            27,464
   Freddie Mac                                   1,400            86,730
   Moody's Corp.                                   100             4,960
                                                            ------------
                                                                 314,552
                                                            ------------
Food, Beverage & Tobacco--6.5%
   Anheuser-Busch Cos., Inc.                       300            15,513
   Coca-Cola Co.                                   900            44,946
   General Mills, Inc.                             500            20,725
   PepsiCo, Inc.                                   700            30,058
   Sysco Corp.                                     800            20,840
   Wm Wrigley, Jr. Co.                             400            20,460
                                                            ------------
                                                                 152,542
                                                            ------------
Footwear--0.6%
   Nike, Inc., Cl B                                300            14,787
                                                            ------------

Household Products--0.5%
   Valspar Corp.                                   300            12,192
                                                            ------------

Insurance--5.3%
   AMBAC Financial Group, Inc.                     400            25,212
   American International Group                    831            53,117
   Marsh & McLennan Cos., Inc.                     800            38,320
   UnitedHealth Group, Inc.                        100             8,766
                                                            ------------
                                                                 125,415
                                                            ------------
Medical Products & Services--4.3%
   Amgen, Inc. (A)                                 100             4,564
   Baxter International, Inc.                      300            11,973
   Guidant Corp. (A)                               400            13,920
   Johnson & Johnson                             1,100            58,300
   Medtronic, Inc.                                 300            12,120
                                                            ------------
                                                                 100,877
                                                            ------------
Miscellaneous Business Services--0.6%
   Paychex, Inc.                                   100             2,631
   Robert Half International, Inc. (A)             600            11,970
                                                            ------------
                                                                  14,601
                                                            ------------
Pharmaceuticals--16.0%
   Abbott Laboratories                             700            28,987
   AstraZeneca PLC ADR                             700            25,613
   Cardinal Health, Inc.                           100             5,760
   Eli Lilly & Co.                                 600            35,052
   GlaxoSmithKline PLC ADR                       1,013            40,013
   Merck & Co., Inc.                             1,000            49,600
   Pfizer, Inc.                                  2,900            93,815
   Pharmacia Corp.                                 800            35,792
   Schering-Plough Corp.                         1,200            30,600
   Wyeth                                           800            31,920
                                                            ------------
                                                                 377,152
                                                            ------------

--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                TAX MANAGED GROWTH FUND o Schedule of Investments
                                  July 31, 2002
                                   (Unaudited)

                                             Number of         Market
                                              Shares            Value
                                           -------------    ------------
Printing & Publishing--1.1%
   McGraw-Hill Cos., Inc.                          400      $     25,020
                                                            ------------

Professional Services--1.3%
   Apollo Group, Inc., Cl A (A)                    600            23,550
   DeVry, Inc. (A)                                 400             7,900
                                                            ------------
                                                                  31,450
                                                            ------------
Retail--8.2%
   Bed Bath & Beyond, Inc. (A)                     300             9,300
   CVS Corp.                                       300             8,580
   Dollar General Corp.                          1,000            17,160
   Family Dollar Stores                            400            12,116
   Home Depot, Inc.                                900            27,792
   Starbucks Corp. (A)                             600            11,778
   Tiffany & Co.                                   400             9,856
   Wal-Mart Stores, Inc.                         1,400            68,852
   Walgreen Co.                                    500            17,665
   Williams-Sonoma, Inc. (A)                       400             9,100
                                                            ------------
                                                                 192,199
                                                            ------------
Semi-Conductors/Instruments--5.9%
   Altera Corp. (A)                                600             7,098
   Analog Devices, Inc. (A)                        700            16,870
   Applied Materials, Inc. (A)                     800            11,896
   Broadcom Corp., Cl A (A)                        200             3,752
   Intel Corp.                                   1,900            35,701
   JDS Uniphase Corp. (A)                        1,000             2,530
   Linear Technology Corp.                         600            16,248
   Maxim Integrated Products (A)                   500            17,590
   Texas Instruments, Inc.                         800            18,520
   Xilinx, Inc. (A)                                500             9,595
                                                            ------------
                                                                 139,800
                                                            ------------
Software--4.4%
   BMC Software, Inc. (A)                          400             5,380
   Computer Associates International, Inc.         400             3,736
   Intuit, Inc. (A)                                200             8,796
   Microsoft Corp. (A)                           1,700            81,566
   Oracle Corp. (A)                                300             3,003
                                                            ------------
                                                                 102,481
                                                            ------------
Telephones & Telecommunications--3.3%
   Corning, Inc. (A)                               900             1,440
   Nokia Oyj Corp. ADR                             500             6,200
   Viacom, Inc., Cl B (A)                        1,600            62,288
   Vodafone Group PLC ADR                          500             7,585
                                                            ------------
                                                                  77,513
                                                            ------------
Trucking--1.0%
   Expeditors International
     Washington, Inc.                              800            23,600
                                                            ------------

Total Common Stock
(Cost $2,811,773)--100.8%                                      2,373,972
                                                            ------------

Money Market Fund
 (Cost $38)--0.0%
   Government Reserve Fund,
   Institutional Class                              38     $          38
                                                            ------------

Total Investments
 (Cost $2,811,811)--100.8%                                     2,374,010

Liabilities in Excess of
 Other Assets, Net--(0.8)%                                       (18,698)
                                                            ------------

Net Assets--100.0%                                            $2,355,312
                                                            ============


(A)     Non-income producing security.
ADR     American Depository Receipt

             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
40


------------------------------------------------------------------------------------------------------------------------------------
                                                         TD WATERHOUSE TRUST


                                                Statements of Assets and Liabilities
                                                            July 31, 2002
                                                             (Unaudited)


                                                            Bond                                                        Extended
                                                            Index              Dow 30            500 Index            Market Index
                                                            Fund                Fund               Fund                   Fund
                                                            ----              ----                 ----                   ----
ASSETS

  Investments, at cost                               $   10,883,910      $   161,400,866      $   38,586,374      $      10,656,339
                                                     ---------------     ---------------      ---------------     -----------------

  Investments in securities, at market value         $   11,281,123      $   136,032,623      $   29,982,388      $       7,286,608
  Cash                                                        8,287                   --           2,412,103                104,986
  Dividend and interest receivable                          173,666              136,950              30,683                  4,346
  Receivable from Investment Manager
     and its affiliates (Note 3)                                 --                   --                  --                  1,177
  Receivable for capital shares sold                         27,653               57,867              53,474                 12,496
  Receivable for investment securities sold                      --              109,790                  --                    404
  Receivable from broker                                         --              350,891             204,319                     --
  Variation margin receivable                                    --                1,980              17,700                     --
                                                     ---------------     ---------------      --------------      -----------------

  TOTAL ASSETS                                           11,490,729          136,690,101          32,700,667              7,410,017
                                                     ---------------     ---------------      --------------      -----------------

LIABILITIES

  Dividends payable to shareholders                           1,218                   --                  --                     --
  Payable to custodian bank                                      --              159,546                  --                     --
  Payable for capital shares redeemed                         8,271              188,045              13,922                  7,752
  Payable for investment securities purchased                    --            1,358,730                  --                 96,334
  Payable to Investment Manager
     and its affiliates (Note 3)                              1,324               24,198               3,302                     --
  Other accrued expenses                                     41,268               28,507               2,207                 52,596
                                                     ---------------     ---------------      --------------      -----------------

  TOTAL LIABILITIES                                          52,081            1,759,026              19,431                156,682
                                                     ---------------     ---------------      --------------      -----------------

NET ASSETS                                           $   11,438,648      $   134,931,075      $   32,681,236      $       7,253,335

                                                     ===============     ===============      ==============      =================
   Net assets consist of:
   Paid-in-capital                                   $   11,028,082      $   166,009,025      $   41,848,748 $           10,663,846
   Undistributed net investment income                           --            1,174,362             185,464                 31,879
   Accumulated net realized gain (loss)
      from security transactions                             13,353           (6,716,669)           (772,165)               (72,659)
   Net unrealized appreciation (depreciation) on
      investments and futures contracts                     397,213          (25,535,643)         (8,580,811)            (3,369,731)
                                                     ---------------     ---------------      ---------------     ------------------

   Net assets, at value                              $   11,438,648      $   134,931,075      $   32,681,236      $       7,253,335
                                                     ===============     ===============      ==============      =================

   Shares of beneficial interest outstanding              1,066,115           15,356,919           5,371,815              1,362,088
                                                     ===============     ===============      ==============      =================

   Net asset value, redemption price and
      offering price per share (Note 2)              $        10.73      $          8.79      $         6.08      $            5.33
                                                     ===============     ===============      ===============     =================




                                       Please see accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  41



------------------------------------------------------------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST


                                                Statements of Assets and Liabilities
                                                            July 31, 2002
                                                             (Unaudited)

                                                           Asian                 European                               Tax Managed
                                                           Index                   Index           Technology             Growth
                                                           Fund                    Fund               Fund                Fund
                                                           ----                    ----               ----                ----

ASSETS

  Investments, at cost                                  $ 7,869,088           $ 8,975,347         $ 5,418,275         $ 2,811,811
                                                        -----------           -----------         -----------         -----------
  Investments in securities, at market value            $ 5,873,694           $ 6,807,789         $ 2,825,667         $ 2,374,010
  Cash, including foreign currency, at value                437,798                48,441              15,340              13,104
  Dividend, foreign tax reclaim and
     interest receivable                                        797                12,101                 266               2,458
  Receivable from Investment Manager
     and its affiliates (Note 3)                                 35                    --               2,458               1,753
  Receivable for capital shares sold                          1,327                 1,318               3,652                  --
  Receivable from broker                                      6,028                 9,992                  --                  --
                                                        -----------           -----------         -----------         -----------

  TOTAL ASSETS                                            6,319,679             6,879,641           2,847,383           2,391,325
                                                        -----------           -----------         -----------         -----------

LIABILITIES

  Payable for capital shares redeemed                           963                   397               2,611                 775
  Payable to Investment Manager
     and its affiliates (Note 3)                                 --                 1,619                  --                  --
  Variation margin payable                                    3,156                    --               1,600                  --
  Other accrued expenses                                     71,888                80,296              25,650              35,238
                                                        -----------           -----------         -----------         -----------
  TOTAL LIABILITIES                                          76,007                82,312              29,861              36,013
                                                        -----------           -----------         -----------         -----------

NET ASSETS                                              $ 6,243,672           $ 6,797,329         $ 2,817,522         $ 2,355,312
                                                        ===========           ===========         ===========         ===========
 Net assets consist of:
 Paid-in-capital                                        $ 8,599,145           $ 9,277,027         $ 8,290,172         $ 3,684,136
 Undistributed net investment income
    (Accumulated net investment loss)                        20,423                94,036             (17,099)             (1,500)
 Accumulated net realized loss
    from security transactions                             (361,738)             (409,232)         (2,845,873)           (889,523)
 Net unrealized depreciation on
    investments and futures contracts                    (2,016,810)           (2,164,758)         (2,609,678)           (437,801)
 Net unrealized appreciation on
    foreign currency and translation of other assets
    and liabilities in foreign currency                       2,652                   256                  --                  --
                                                        -----------           -----------         -----------         -----------

 Net assets, at value                                   $ 6,243,672           $ 6,797,329         $ 2,817,522         $ 2,355,312
                                                        ===========           ===========         ===========         ===========

 Shares of beneficial interest outstanding                1,054,022             1,071,138           1,210,613             385,636
                                                        ===========           ===========         ===========         ===========

 Net asset value, redemption price and
    offering price per share (Note 2)                   $      5.92           $      6.35         $      2.33         $      6.11
                                                        ===========           ===========         ===========         ===========


                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
42


------------------------------------------------------------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST

                                                      Statements of Operations
                                               For the Six Months Ended July 31, 2002
                                                             (Unaudited)


                                                           Bond                                                   Extended
                                                           Index              Dow 30           500 Index         Market Index
                                                           Fund                Fund              Fund                Fund
                                                           ----                ----             -----               -----


INVESTMENT INCOME

  Interest Income                                          $ 202,192       $      2,930    $           --       $        --
  Dividend Income                                                 --          1,384,716           225,164            39,802
  Less: Foreign Taxes Withheld                                    --                 --            (1,292)              (10)
                                                           ---------       ------------       -----------       -----------

  TOTAL INVESTMENT INCOME                                    202,192          1,387,646           223,872            39,792
                                                           ---------       ------------       -----------       -----------

EXPENSES

  Investment management fees (Note 3)                         13,158            146,900            45,490            10,883
  Shareholder servicing fees (Note 3)                         10,965            183,626            37,908             9,069
  Transfer agent fees (Note 3)                                 2,193             36,726             7,582             1,814
  Administration fees (Note 3)                                 4,386                 --            15,163             3,628
  Professional fees                                            5,445             38,121            13,385            11,477
  Registration fees                                            3,106             11,289             4,654             4,298
  Custody fees                                                 2,265             21,027             1,801               477
  Shareholder reports and mailing fees                           396             69,446             3,661               507
  Trustees' fees                                               2,483              1,216             2,482             2,482
  Other expenses                                               1,356              7,411             4,931             2,257
                                                           ---------       ------------       -----------       -----------

  TOTAL EXPENSES                                              45,753            515,762           137,057            46,892

  Fees waived/expenses reimbursed by the
     Investment Manager and its affiliates (Note 3)          (30,402)          (298,879)          (83,985)          (32,381)
                                                           ---------       ------------       -----------       -----------

  NET EXPENSES                                                15,351            216,883            53,072            14,511
                                                           ---------       ------------       -----------       -----------

  NET INVESTMENT INCOME                                      186,841          1,170,763           170,800            25,281
                                                           ---------       ------------       -----------       -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
  Net realized gain (loss) from security transactions          6,377           (776,834)         (442,741)          (51,050)
  Net realized gain (loss) on futures contracts                   --            (77,580)           11,513                --
  Net change in unrealized appreciation
     (depreciation) on investments                           319,546        (17,227,094)       (6,372,523)       (1,282,952)
  Net change in unrealized appreciation
     (depreciation) on futures contracts                          --           (140,760)           18,540                --
                                                           ---------       ------------       -----------       -----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS                                      325,923        (18,222,268)       (6,785,211)       (1,334,002)
                                                           ---------       ------------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                            $ 512,764       $(17,051,505)      $(6,614,411)      $(1,308,721)
                                                           =========       ============       ===========       ===========



                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  43



------------------------------------------------------------------------------------------------------------------------------------
                                                         TD WATERHOUSE TRUST

                                                      Statements of Operations
                                               For the Six Months Ended July 31, 2002
                                                             (Unaudited)


                                                                     Asian          European                         Tax Managed
                                                                     Index            Index          Technology         Growth
                                                                     Fund             Fund             Fund             Fund
                                                                     ----             ----             ----             ----
INVESTMENT INCOME

  Interest Income                                                 $     --       $       --        $       213        $      --
  Dividend Income                                                   37,793          114,422              4,496           13,995
  Less: Foreign Taxes Withheld                                      (3,534)         (14,695)               (31)            (145)
                                                                  --------        ---------        -----------        ---------

  TOTAL INVESTMENT INCOME                                           34,259           99,727              4,678           13,850
                                                                  --------        ---------        -----------        ---------

EXPENSES

  Investment management fees (Note 3)                               10,730           12,332             12,195            9,070
  Shareholder servicing fees (Note 3)                                6,706            7,707              4,355            3,489
  Transfer agent fees (Note 3)                                       1,342            1,542                871              698
  Administration fees (Note 3)                                       2,683            3,083              1,742            1,395
  Professional fees                                                  8,502            7,401             13,380           12,921
  Registration fees                                                  4,699            2,840              7,566            5,361
  Custody fees                                                       9,988              116              2,756              548
  Shareholder reports and mailing fees                                 106              476              1,265              128
  Trustees' fees                                                     2,482            2,483              2,482            2,482
  Other expenses                                                     3,837            1,823              2,030            1,180
                                                                  --------        ---------        -----------        ---------

  TOTAL EXPENSES                                                    51,075           39,803             48,642           37,272

  Fees waived/expenses reimbursed by the
     Investment Manager and its affiliates (Note 3)                (35,516)         (21,921)           (26,865)         (21,922)
                                                                  --------        ---------        -----------        ---------

  NET EXPENSES                                                      15,559           17,882             21,777           15,350
                                                                  --------        ---------        -----------        ---------

  NET INVESTMENT INCOME (LOSS)                                      18,700           81,845            (17,099)          (1,500)
                                                                  --------        ---------        -----------        ---------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
  Net realized loss from security transactions                         (12)         (28,726)          (598,069)        (146,562)
  Net realized loss on futures contracts                           (10,322)        (158,988)           (49,425)              --
  Net realized gain on foreign
     currency transactions                                          14,199           23,685                 --               --
  Net change in unrealized appreciation
     (depreciation) on investments                                  62,380         (785,948)        (1,020,725)        (461,481)
  Net change in unrealized appreciation
     (depreciation) on futures contracts                           (19,855)           2,800            (10,740)              --
  Net change in unrealized appreciation (depreciation)
     on forward foreign currency contracts, foreign
     currency, and translation of other assets
     and liabilities denominated in foreign currency                 3,032              563                 --               --
                                                                  --------        ---------        -----------        ---------

NET REALIZED AND UNREALIZED GAINS

(LOSSES) ON INVESTMENTS                                             49,422         (946,614)        (1,678,959)        (608,043)
                                                                  --------        ---------        -----------        ---------

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                                   $ 68,122        $(864,769)       $(1,696,058)       $(609,543)
                                                                  ========        =========        ===========        =========



             Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
44


------------------------------------------------------------------------------------------------------------------------------------
                                                         TD WATERHOUSE TRUST

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Bond Index Fund                   Dow 30 Fund

                                                                    Six Months                          Six Months
                                                                       Ended             Year              Ended           Year
                                                                     July 31,            Ended           July 31,          Ended
                                                                       2002           January 31,          2002         January 31,
                                                                    (Unaudited)          2002           (Unaudited)        2002
                                                                    -----------          ----           -----------        ----


OPERATIONS:

  Net investment income                                            $    186,841     $   200,304     $   1,170,763     $   2,231,100
  Net realized gain (loss) from security
     transactions and futures contracts                                   6,377          77,738          (854,414)       (1,797,458)
  Net change in unrealized appreciation (depreciation)
     on investments and futures contracts                               319,546          (1,669)      (17,367,854)      (11,228,010)
                                                                   ------------     -----------     -------------     -------------


Net increase (decrease) in net assets from operations                   512,764         276,373       (17,051,505)      (10,794,368)
                                                                   ------------     -----------     -------------     -------------


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           (186,841)       (200,304)               --        (2,227,501)
  From net realized gains on security
     transactions                                                            --         (73,832)               --                --
                                                                   ------------     -----------     -------------     -------------


Total distributions to shareholders                                    (186,841)       (274,136)               --        (2,227,501)
                                                                   ------------     -----------     -------------     -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                           6,858,426       5,547,119        24,889,965        39,430,969
  Shares issued in reinvestment of dividends                            186,356         269,049                --         2,230,188
  Payments for shares redeemed                                       (1,980,200)     (2,344,002)      (20,206,638)      (35,186,782)
                                                                   ------------     -----------     -------------     -------------

Net increase in net assets from capital
  share transactions                                                  5,064,582       3,472,166         4,683,327         6,474,375
                                                                   ------------     -----------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               5,390,505       3,474,403       (12,368,178)       (6,547,494)

NET ASSETS:
  Beginning of period                                                 6,048,143       2,573,740       147,299,253       153,846,747
                                                                   ------------     -----------     -------------     -------------
    End of period                                                  $ 11,438,648     $ 6,048,143     $ 134,931,075     $ 147,299,253
                                                                   ============     ===========     =============     =============

Undistributed net investment income                                $         --     $        --     $   1,174,362     $       3,599
                                                                   ============     ===========     =============     =============


CAPITAL STOCK TRANSACTIONS

  Shares sold                                                           657,407         528,215         2,573,706         3,983,571
  Shares issued for dividends reinvested                                 17,777          25,684                --           220,751
  Shares redeemed                                                      (189,236)       (221,915)       (2,081,144)       (3,472,467)
                                                                   ------------     -----------     -------------     -------------


Net increase in shares outstanding                                      485,948         331,984           492,562           731,855
                                                                   ============     ===========     =============     =============




                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  45


------------------------------------------------------------------------------------------------------------------------------------
                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                       500 Index Fund                Extended Market Index Fund

                                                              Six Months                             Six Months
                                                                 Ended               Year               Ended              Year
                                                               July 31,              Ended            July 31,             Ended
                                                                 2002             January 31,           2002            January 31,
                                                              (Unaudited)            2002            (Unaudited)           2002
                                                              -----------            ----            -----------           ----
OPERATIONS:

  Net investment income                                      $    170,800        $    139,977        $    25,281        $    33,089
  Net realized loss from security
     transactions and futures contracts                          (431,228)           (303,859)           (51,050)           (20,934)
  Net change in unrealized depreciation
     on investments and futures contracts                      (6,353,983)         (1,815,568)        (1,282,952)          (981,749)
                                                             ------------        ------------        -----------        -----------


Net decrease in net assets from operations                     (6,614,411)          1,979,450)        (1,308,721)          (969,594)
                                                             ------------        ------------        -----------        -----------


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           --            (129,154)                --            (31,509)
  From net realized gains on security
     transactions                                                      --                  --                 --            (11,518)
                                                             ------------        ------------        -----------        -----------


Total distributions to shareholders                                    --            (129,154)                --            (43,027)
                                                             ------------        ------------        -----------        -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    19,814,434          22,314,859          2,903,201          2,995,061
  Shares issued in reinvestment of dividends                           --             120,186                 --             40,207
  Payments for shares redeemed                                 (5,365,336)         (5,444,385)          (699,617)          (672,853)
                                                             ------------        ------------        -----------        -----------

Net increase in net assets from capital
  share transactions                                           14,449,098          16,990,660          2,203,584          2,362,415
                                                             ------------        ------------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                                    7,834,687          14,882,056            894,863          1,349,794

NET ASSETS:
  Beginning of period                                          24,846,549           9,964,493          6,358,472          5,008,678
                                                             ------------        ------------        -----------        -----------
    End of period                                            $ 32,681,236        $ 24,846,549        $ 7,253,335        $ 6,358,472
                                                             ============        ============        ===========        ===========

Undistributed net investment income                          $    185,464        $     14,664        $    31,879        $     6,598
                                                             ============        ============        ===========        ===========


CAPITAL STOCK TRANSACTIONS

  Shares sold                                                   2,823,085           2,922,177            466,998            474,695
  Shares issued for dividends reinvested                               --              15,940                 --              6,496
  Shares redeemed                                                (773,216)           (720,609)          (114,960)          (110,429)
                                                             ------------        ------------        -----------        -----------


Net increase in shares outstanding                              2,049,869           2,217,508            352,038            370,762
                                                             ============        ============        ===========        ===========



                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
46

------------------------------------------------------------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Asian Index Fund                 European Index Fund


                                                               Six Months                        Six Months
                                                                  Ended            Year             Ended           Year
                                                                July 31,           Ended          July 31,          Ended
                                                                  2002          January 31,         2002         January 31,
                                                               (Unaudited)         2002          (Unaudited)        2002
                                                               -----------         ----          -----------        ----

OPERATIONS:
       Net investment income                                    $    18,700    $    24,139    $    81,845    $    61,249
       Net realized loss from security
          transactions and futures contracts                        (10,334)      (311,290)      (187,714)      (197,560)
       Net realized gain (loss) on foreign
          currency transactions                                      14,199        (18,513)        23,685        (24,286)
       Net change in unrealized appreciation
          (depreciation) on investments and futures contracts        42,525     (1,169,653)      (783,148)    (1,230,018)
       Net change in unrealized appreciation (depreciation)
          on forward foreign currency contracts, foreign
          currency, and translation of other assets and
          liabilities denominated in foreign currency                 3,032           (880)           563            809
                                                                -----------    -----------    -----------    -----------


Net increase (decrease) in net assets from operations                68,122     (1,476,197)      (864,769)    (1,389,806)
                                                                -----------    -----------    -----------    -----------


DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                        --             --             --        (53,820)
                                                                -----------    -----------    -----------    -----------


Total distributions to shareholders                                      --             --             --        (53,820)
                                                                -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                                  2,785,012      1,199,984      2,962,749      1,035,739
       Shares issued in reinvestment of dividends                        --             --             --         52,536
       Payments for shares redeemed                                (330,343)      (513,184)      (101,393)      (149,841)
                                                                -----------    -----------    -----------    -----------

Net increase in net assets from capital
  share transactions                                              2,454,669        686,800      2,861,356        938,434
                                                                -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           2,522,791       (789,397)     1,996,587       (505,192)

NET ASSETS:
       Beginning of period                                        3,720,881      4,510,278      4,800,742      5,305,934
                                                                -----------    -----------    -----------    -----------
       End of period                                            $ 6,243,672    $ 3,720,881    $ 6,797,329    $ 4,800,742
                                                                ===========    ===========    ===========    ===========
Undistributed net investment income
  (Accumulated net investment loss)                             $    20,423    $   (12,476)   $    94,036    $   (11,494)
                                                                ===========    ===========    ===========    ===========


CAPITAL STOCK TRANSACTIONS
       Shares sold                                                  443,802        179,224        412,277        134,087
       Shares issued for dividends reinvested                            --             --             --          7,216
       Shares redeemed                                              (53,340)       (70,578)       (14,573)       (19,277)
                                                                -----------    -----------    -----------    -----------


Net increase in shares outstanding                                  390,462        108,646        397,704        122,026
                                                                ===========    ===========    ===========    ===========


                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  47


------------------------------------------------------------------------------------------------------------------------------------
                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Technology Fund                Tax Managed Growth Fund

                                                               Six Months                        Six Months
                                                                  Ended            Year             Ended           Year
                                                                July 31,           Ended          July 31,          Ended
                                                                  2002          January 31,         2002         January 31,
                                                               (Unaudited)         2002          (Unaudited)        2002
                                                               -----------         ----          -----------        ----

OPERATIONS:
       Net investment loss                                     $   (17,099)   $   (39,624)   $    (1,500)   $    (5,352)
       Net realized loss from security transactions
          and futures contracts                                   (647,494)    (1,885,387)      (146,562)      (566,594)
       Net change in unrealized appreciation
         (depreciation) on investments and futures contracts    (1,031,465)        18,600       (461,481)       127,647
                                                               -----------    -----------    -----------    -----------


Net decrease in net assets from operations                      (1,696,058)    (1,906,411)      (609,543)      (444,299)
                                                               -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                                   799,423      2,707,519        272,121        573,899
       Payments for shares redeemed                               (592,497)      (879,545)      (316,190)       (58,648)
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) in net assets from
  capital share transactions                                       206,926      1,827,974        (44,069)       515,251
                                                               -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (1,489,132)       (78,437)      (653,612)        70,952

NET ASSETS:
       Beginning of period                                       4,306,654      4,385,091      3,008,924      2,937,972
                                                               -----------    -----------    -----------    -----------
       End of period                                           $ 2,817,522    $ 4,306,654    $ 2,355,312    $ 3,008,924
                                                               ===========    ===========    ===========    ===========

Accumulated net investment loss                                $   (17,099) $          --    $    (1,500) $          --
                                                               ===========    ===========    ===========    ===========


CAPITAL STOCK TRANSACTIONS
       Shares sold                                                 258,448        668,968         37,731         75,871
       Shares redeemed                                            (183,118)      (222,155)       (44,419)        (7,743)
                                                               -----------    -----------    -----------    -----------


Net increase (decrease) in shares outstanding                       75,330        446,813         (6,688)        68,128
                                                               ===========    ===========    ===========    ===========

                                       Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
48


 -----------------------------------------------------------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Bond Index Fund

                                                                  Six Months
                                                                     Ended                 Year                  Period
                                                                   July 31,                Ended                  Ended
                                                                     2002               January 31,            January 31,
                                                                  (Unaudited)              2002                  2001(A)
                                                                  -----------              ----                  -------

Per Share Operating Performance
     Net asset value, beginning of period                     $           10.42  $               10.37   $             10.00
                                                             ------------------     ------------------     -----------------

Investment Operations
     Net investment income (B)                                             0.22                   0.52                  0.24
     Net realized and unrealized gains
        on investments                                                     0.31                   0.20                  0.37
                                                             ------------------     ------------------     -----------------
     Total from investment operations                                      0.53                   0.72                  0.61
                                                             ------------------     ------------------     -----------------

Distributions to Shareholders
     Distributions from net investment income                             (0.22)                 (0.52)                (0.24)
     Distributions from realized gains on investments                        --                  (0.15)                  --
                                                             ------------------     ------------------     -----------------
     Total distributions                                                  (0.22)                 (0.67)                (0.24)
                                                             ------------------     ------------------     -----------------

     Net asset value, end of period                           $           10.73  $               10.42   $             10.37
                                                             ==================     ==================     =================


Ratios
     Ratio of expenses to average net assets                               0.35%(D)               0.35%                 0.15%
     Ratio of net investment income to
       average net assets                                                  4.26%(D)               4.89%                 2.39%
     Decrease reflected in above expense
       ratio due to waivers/reimbursements
       by the Investment Manager and its
       affiliates (Note 3)                                                 0.69%(D)               2.77%                 2.24%


Supplemental Data
     Portfolio turnover rate                                                 13%                    46%                    4%

     Total investment return (C)                                           5.17%                  7.11%                 6.19%

     Net assets, end of period                                $      11,438,648     $        6,048,143      $      2,573,740
                                                             ==================     ==================     =================

     Average net assets                                       $       8,844,735     $        4,095,404      $      2,161,257
                                                             ==================     ==================     =================


(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based on average shares outstanding at each month end.
(C) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
(D)  Annualized.

             Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  49


------------------------------------------------------------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                      Dow 30 Fund

                                             Six Months
                                                Ended          Year           Period          Year
                                              July 31,         Ended           Ended          Ended
                                                2002        January 31,     January 31,    October 31,
                                             (Unaudited)       2002          2001+(B)         2000+
                                            -----------    -------------   ------------    ------------

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period      $      9.91      $     10.89   $       12.37    $      12.30
                                            -----------    -------------   -------------    ------------

INVESTMENT OPERATIONS
  Net investment income                            0.08 D)         0.16 (D)        0.04 (D)        0.15
  Net realized and unrealized gains (losses)
    on investments                                (1.20)           (0.98)          (0.28)           0.28
                                            -----------    -------------   -------------    ------------
  TOTAL FROM INVESTMENT
    OPERATIONS                                    (1.12)           (0.82)          (0.24)           0.43
                                            -----------    -------------   -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income           --            (0.16)          (0.04)          (0.15)
  Distributions from realized gains on
    investments                                      --               --           (1.20)          (0.21)
                                            -----------    -------------   -------------    ------------

  TOTAL DISTRIBUTIONS                                --            (0.16)          (1.24)          (0.36)
                                            -----------    -------------   ------------    ------------
Net asset value, end of period              $      8.79    $        9.91   $       10.89   $       12.37
                                            ===========    =============   =============    ============

RATIOS
  Ratio of expenses to average
    net assets                                     0.30% (A)        0.25%           0.06%           0.25%
  Ratio of net investment income to
    average net assets                             1.59% (A)        1.55%           0.36%           1.28%
  Decrease reflected in above expense ratio
    due to waivers/reimbursements by the
  Investment Manager and its affiliates
    (Note 3)                                       0.40% (A)        0.45%           0.14%           0.43%

SUPPLEMENTALDATA
  Portfolio turnover rate                             5%              15%              8%             38%
  Total investment return (E)                    (11.30)%          (7.57)%         (0.38)%          3.56%

  Net assets, end of period                $134,931,075     $147,299,253    $153,846,747    $160,704,186
                                           ============    =============    ============    ============

  Average net assets                       $148,118,972     $143,540,962    $153,115,858    $175,715,409
                                           ============     ============    ============    ============



                                                   Dow 30 Fund


                                                Year          Period
                                                Ended          Ended
                                             October 31,    October 31,
                                                1999+        1998+(C)
                                            ------------  ------------

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period       $       9.86  $      10.07
                                             ------------  ------------

INVESTMENT OPERATIONS
  Net investment income                              0.16          0.09
  Net realized and unrealized gains (losses)
    on investments                                   2.44         (0.21)
                                             ------------  ------------
  TOTAL FROM INVESTMENT
    OPERATIONS                                       2.60         (0.12)
                                             ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income          (0.16)        (0.09)
  Distributions from realized gains on
    investments                                        --            --
                                             ------------  ------------

  TOTAL DISTRIBUTIONS                               (0.16)        (0.09)
                                             ------------  ------------
Net asset value, end of period               $      12.30  $        9.86
                                             ============= =============

RATIOS
  Ratio of expenses to average
    net assets                                       0.25%          0.25% (A)
  Ratio of net investment income to
    average net assets                               1.37%          1.48% (A)
  Decrease reflected in above expense ratio
    due to waivers/reimbursements by the
  Investment Manager and its affiliates
    (Note 3)                                         0.43%          0.55% (A)

SUPPLEMENTALDATA
  Portfolio turnover rate                              47%            8%
  Total investment return (E)                       26.72%         (1.19)%

  Net assets, end of period                  $175,311,445    $62,211,054
                                             ============    ===========

  Average net assets                         $118,399,466    $28,460,853
                                             ============    ===========

(A)  Annualized.
(B) For the three month period ended January 31, 2000. The Dow 30 Fund changed its fiscal year end from October 31 to January 31. All ratios for the period have not been annualized.
(C) The Fund commenced operations on March 31, 1998. All ratios for the period have been annualized.
(D)  Based on average shares outstanding at each month end.
(E) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
+ Adjusted for a .983262 to 1 reverse stock split paid to shareholders of record on December 2, 1999 and a .88674 to 1 reverse stock split paid to shareholders of record on December 7, 2000.

             Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
50





------------------------------------------------------------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      500 Index Fund

                                                                  Six Months
                                                                     Ended                 Year                  Period
                                                                   July 31,                Ended                  Ended
                                                                     2002               January 31,            January 31,
                                                                  (Unaudited)              2002                  2001(A)
                                                             ------------------     ------------------     -----------------
Per Share Operating Performance
     Net asset value, beginning of period                    $             7.48     $             9.02     $           10.00
                                                             ------------------     ------------------     -----------------

Investment Operations
     Net investment income (B)                                             0.04                   0.07                  0.02
     Net realized and unrealized losses
        on investments                                                    (1.44)                 (1.56)                (0.97)
                                                             ------------------     ------------------     -----------------
     Total from investment operations                                     (1.40)                 (1.49)                (0.95)
                                                             ------------------     ------------------     -----------------

Distributions to Shareholders
     Distributions from net investment income                                --                  (0.05)                (0.02)
                                                             ------------------     ------------------     -----------------
     Distributions from realized gains on investments                        --                     --                 (0.01)
                                                             ------------------     ------------------     -----------------
     Total distributions                                                     --                  (0.05)                (0.03)
                                                             ------------------     ------------------     -----------------

     Net asset value, end of period                          $             6.08     $             7.48     $            9.02
                                                             ==================     ==================     =================

Ratios
     Ratio of expenses to average net assets                               0.35%(C)               0.35%                 0.15%
     Ratio of net investment income to
       average net assets                                                  1.13%(C)               0.95%                 0.26%
     Decrease reflected in above expense
       ratio due to waivers/reimbursements
       by the Investment Manager and its
       affiliates (Note 3)                                                 0.55%(C)               1.00%                 0.69%


Supplemental Data
     Portfolio turnover rate                                                 25%                    13%                    1%

     Total investment return (D)                                         (18.72)%               (16.53)%               (9.47)%

     Net assets, end of period                                $      32,681,236     $       24,846,549     $       9,964,493
                                                             ==================     ==================     =================

     Average net assets                                       $      30,577,909     $       14,693,674     $       6,824,026
                                                             ==================     ==================     =================

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based on average shares outstanding at each month end.
(C)  Annualized.
(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

             Please see accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  51

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Extended Market Index Fund

                                                                     Six Months
                                                                        Ended                   Year                    Period
                                                                      July 31,                  Ended                    Ended
                                                                        2002                 January 31,              January 31,
                                                                     (Unaudited)                2002                    2001(A)
                                                                   -----------------       ----------------       -----------------
Per Share Operating Performance

         Net asset value, beginning of period                      $            6.30       $           7.83       $           10.00
                                                                   -----------------       ----------------       -----------------

Investment Operations

         Net investment income (B)                                              0.02                   0.04                    0.01
         Net realized and unrealized losses
            on investments                                                     (0.99)                 (1.52)                  (2.17)
                                                                   -----------------       ----------------       -----------------
         Total from investment operations                                      (0.97)                 (1.48)                  (2.16)
                                                                   -----------------       ----------------       -----------------

Distributions to Shareholders

         Distributions from net investment income                                 --                  (0.04)                  (0.01)
                                                                   -----------------       ----------------       -----------------
         Distributions from realized gains on investments                         --                  (0.01)                    --
                                                                   -----------------       ----------------       -----------------
         Total distributions                                                      --                  (0.05)                  (0.01)
                                                                   -----------------       ----------------       -----------------

         Net asset value, end of period                            $           5.33       $            6.30       $            7.83
                                                                   =================       ================       =================

Ratios

         Ratio of expenses to average net assets                              0.40%(D)                0.40%                   0.17%
         Ratio of net investment income to
               average net assets                                             0.70%(D)                0.68%                   0.14%
         Decrease reflected in above expense
               ratio due to waivers/reimbursements
               by the Investment Manager and its
               affiliates (Note 3)                                            0.89%(D)                2.19%                   1.08%


Supplemental Data

         Portfolio turnover rate                                                 25%                    59%                      21%

         Total investment return (C)                                         (15.40)%               (18.90)%                (21.55)%

         Net assets, end of period                                 $       7,253,335       $      6,358,472       $       5,008,678
                                                                   ==================      ==================     =================

         Average net assets                                        $       7,315,650       $       4,885,732      $       4,536,667
                                                                   ==================      ==================     =================

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(B)  Based on average shares outstanding at each month end.

(C) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

(D)  Annualized.

             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
52



--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Asian Index Fund

                                                                    Six Months
                                                                       Ended               Year                    Period
                                                                     July 31,              Ended                    Ended
                                                                       2002             January 31,              January 31,
                                                                    (Unaudited)            2002                    2001(A)
                                                                ---------------       ---------------       -----------------
Per Share Operating Performance

         Net asset value, beginning of period                    $         5.61       $          8.13       $           10.00
                                                                ---------------       ---------------       -----------------

Investment Operations
         Net investment income (B)                                         0.02                  0.04                    0.01
         Net realized and unrealized gains (losses)
            on investments                                                 0.29                 (2.56)                  (1.87)
                                                                ---------------       ---------------       -----------------
         Total from investment operations                                  0.31                 (2.52)                  (1.86)
                                                                ---------------       ---------------       -----------------
Distributions to Shareholders
         Distributions from net investment income                            --                    --                   (0.01)
                                                                ---------------       ---------------       -----------------
         Total distributions                                                 --                    --                   (0.01)
                                                                ---------------       ---------------       -----------------
         Net asset value, end of period                         $          5.92       $          5.61       $            8.13
                                                                ===============       ===============       =================
Ratios

         Ratio of expenses to average net assets                         0.58%(D)                0.58%                   0.24%
         Ratio of net investment income to
               average net assets                                        0.70%(D)                0.60%                   0.14%
         Decrease reflected in above expense
               ratio due to waivers/reimbursements
               by the Investment Manager and its
               affiliates (Note 3)                                       1.32%(D)                2.68%                   1.28%


Supplemental Data

         Portfolio turnover rate                                             0%                    32%                      0%

         Total investment return (C)                                       5.53%               (31.00)%                (18.62)%

         Net assets, end of period                              $     6,243,672       $      3,720,881       $       4,510,278
                                                                ===============       ================       =================
         Average net assets                                     $     5,409,606       $      4,022,613       $       4,569,565
                                                                ===============       ================       =================

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based on average shares outstanding at each month end.
(C) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
(D)  Annualized.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              53


--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   European Index Fund
                                                                 Six Months
                                                                    Ended                  Year                     Period
                                                                  July 31,                 Ended                     Ended
                                                                    2002                January 31,               January 31,
                                                                 (Unaudited)               2002                     2001(A)
                                                                ---------------      ---------------         --------------
Per Share Operating Performance

         Net asset value, beginning of period                   $         7.13       $          9.62         $       10.00
                                                                ---------------       ---------------        --------------
Investment Operations

         Net investment income (B)                                        0.09                  0.10                  0.01
         Net realized and unrealized losses
            on investments                                               (0.87)                (2.51)                (0.39)
                                                                ---------------      ---------------         --------------
         Total from investment operations                                (0.78)                (2.41)                (0.38)
                                                                ---------------      ---------------         --------------
Distributions to Shareholders

         Distributions from net investment income                            --                (0.08)                   --
         Distributions from realized gains on investments                    --                   --                  (0.00)(C)
                                                                ---------------      ---------------         --------------
         Total distributions                                                 --                (0.08)                   --
                                                                ---------------      ---------------         --------------
         Net asset value, end of period                         $          6.35       $         7.13         $         9.62
                                                                ===============      ===============         ==============
Ratios

         Ratio of expenses to average net assets                          0.58%(E)              0.58%                 0.24%
         Ratio of net investment income to
               average net assets                                         2.65%(E)              1.31%                 0.05%
         Decrease reflected in above expense
               ratio due to waivers/reimbursements
               by the Investment Manager and its
               affiliates (Note 3)                                        0.71%(E)              3.03%                 1.50%

Supplemental Data

         Portfolio turnover rate                                             7%                   29%                   13%

         Total investment return (D)                                    (10.94)%              (25.03)%                (3.78)%

         Net assets, end of period                             $     6,797,329       $     4,800,742         $    5,305,934
                                                                ===============      ===============         ==============
         Average net assets                                    $     6,217,283       $     4,685,041         $    4,858,174
                                                                ===============      ===============         ==============

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based  on  average  shares  outstanding  at  each  month  end.
(C)  Amount represents less than $0.01 per share.
(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized. (E) Annualized.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
54


--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Technology Fund

                                                                  Six Months
                                                                     Ended                Year                 Period
                                                                   July 31,               Ended                 Ended
                                                                     2002              January 31,            January 31,
                                                                  (Unaudited)             2002                  2001(A)
                                                                ------------         -------------           -------------
Per Share Operating Performance

         Net asset value, beginning of period                    $      7.13       $          9.62         $         10.00
                                                                ------------         -------------           -------------

Investment Operations

         Net investment income (B)                                      0.09                  0.10                    0.01
         Net realized and unrealized losses
            on investments                                             (0.87)                (2.51)                  (0.39)
                                                                ------------         -------------           -------------
         Total from investment operations                              (0.78)                (2.41)                  (0.38)
                                                                ------------         -------------           -------------

Distributions to Shareholders

         Distributions from net investment income                         --                 (0.08)                    --
         Distributions from realized gains on investments                 --                    --                   (0.00) (C)
                                                                ------------         -------------           -------------
         Total distributions                                              --                 (0.08)                    --
                                                                ------------         -------------           -------------

         Net asset value, end of period                          $      6.35       $          7.13         $          9.62
                                                                ============         =============           =============

Ratios

         Ratio of expenses to average net assets                        0.58%(E)              0.58%                   0.24%
         Ratio of net investment income to
               average net assets                                       2.65%(E)              1.31%                   0.05%
         Decrease reflected in above expense
               ratio due to waivers/reimbursements
               by the Investment Manager and its
               affiliates (Note 3)                                      0.71%(E)              3.03%                   1.50%


Supplemental Data

         Portfolio turnover rate                                           7%                   29%                      13%

         Total investment return (D)                                  (10.94)%             (25.03)%                   (3.78)%

         Net assets, end of period                                $ 6,797,329         $   4,800,742            $  5,305,934
                                                                 ============         =============            =============

         Average net assets                                      $  6,217,283         $   4,685,041            $   4,858,174
                                                                 ============         =============            =============

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based on average shares outstanding at each month end.
(C)  Amount represents less than $0.01 per share.
(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
(E)  Annualized.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              55


--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Tax Managed Growth Fund

                                                           Six Months
                                                              Ended                   Year                   Period
                                                            July 31,                  Ended                   Ended
                                                              2002                 January 31,             January 31,
                                                           (Unaudited)                2002                   2001(A)
                                                      ------------------      --------------------      -----------------
Per Share Operating Performance
         Net asset value, beginning of period         $            7.67       $               9.06      $         10.00
                                                      ------------------      --------------------      -----------------

Investment Operations
         Net investment loss (B)                                   (0.00)(E)                 (0.02)               (0.01)
         Net realized and unrealized losses
            on investments                                         (1.56)                    (1.37)               (0.93)
                                                      ------------------      --------------------      -----------------
         Total from investment operations                          (1.56)                    (1.39)               (0.94)
                                                      ------------------      --------------------      -----------------
         Net asset value, end of period                $            6.11      $               7.67      $          9.06
                                                      ==================      ====================      =================

Ratios
         Ratio of expenses to average net assets                  1.10%(D)                  1.10%                  0.46%
         Ratio of net investment loss to
               average net assets                                (0.11)%(D)                (0.20)%                (0.08)%
         Decrease reflected in above expense
               ratio due to waivers/reimbursements
               by the Investment Manager and its
               affiliates (Note 3)                                1.57%(D)                  2.61%                  2.51%


Supplemental Data
         Portfolio turnover rate                                     16%                      21%                     7%

         Total investment return (C)                             (20.34)%                 (15.34)%                (9.40)%

         Net assets, end of period                    $       2,355,312       $         3,008,924       $      2,937,972
                                                      ==================      ====================      =================

         Average net assets                           $       2,814,099       $         2,666,712       $      2,840,159
                                                      ==================      ====================      =================

(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(B)  Based on average shares outstanding at each month end.
(C) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
(D)  Annualized.
(E)  Amount represents less than $0.01 per share.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2002
                                   (UNAUDITED)

Note 1 -- Organization

TD Waterhouse Trust (the "Trust") was organized as a Delaware business trust on August 6, 1999. The Trust is registered as an open-end, management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of eight portfolios (the "Funds"), which include the TD Waterhouse Bond Index Fund (the "Bond Index Fund"), TD Waterhouse Dow 30 Fund (the "Dow 30 Fund"), TD Waterhouse 500 Index Fund (the "500 Index Fund"), TD Waterhouse Extended Market Index Fund (the "Extended Market Index Fund"), TD Waterhouse Asian Index Fund (the "Asian Index Fund"), TD Waterhouse European Index Fund (the "European Index Fund"), TD Waterhouse Technology Fund (the "Technology Fund") and TD Waterhouse Tax Managed Growth Fund (the "Tax Managed Growth Fund"). Shares of the Trust are registered under the Securities Act of 1933, as amended. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Aggregate Bond Index. The Dow 30 Fund seeks to track the total return of the Dow Jones Industrial AverageSM before Fund expenses. The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index. The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Free Index in attempting to match the performance of that index. The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index. The Tax Managed Growth Fund seeks long-term capital appreciation while minimizing taxable distributions to shareholders. Unlike the other Funds, the Technology and Tax Managed Growth Funds are not index funds.

The Dow 30 Fund commenced operations on March 31, 1998 and became part of the Trust on November 5, 1999. The other Funds commenced operations on August 31, 2000.

Note 2 -- Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Share Valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share ("NAV").

Securities Valuation -- Each of the Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, the security is valued at the mean of the last bid and asked prices. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees of the Trust.

Foreign Securities -- Foreign securities are valued based upon quotations from the primary market in which they are traded. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of a Fund.

Foreign Currency Translation -- The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the


--------------------------------------------------------------------------------
                                                                              57

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                 Notes to Financial Statements -- July 31, 2002
                             (UNAUDITED) (CONTINUED)

respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Forward Foreign Currency Contracts -- The Asian Index Fund and European Index Fund enter into forward foreign currency contracts in connection with either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. At July 31, 2002, there were no outstanding forward foreign currency contracts in the Asian Index Fund or European Index Fund.

Futures Contracts -- Each of the Funds may invest in financial futures contracts. The Funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Each of the Funds may purchase futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs. As of July 31, 2002, the following Funds had open futures contracts - long position:

                                                                                     Unrealized
                                                    # of                             Appreciation          Expiration
                          Description             Contracts          Value          (Depreciation)           Date
                         -------------------    ------------    --------------     ----------------     ----------------
  Dow 30 Fund             DJIA Index                 18            $1,566,900        $(167,400)         September 2002

  500 Index Fund          S&P 500 E-Mini             14               638,050         (44,700)          September 2002
                          S&P 500 Index               9             2,050,875          67,875           September 2002
                                                   ------           ---------         --------
                                                     23             2,688,925          23,175

  Asian Index Fund        Nikkei 300 Index           27               427,906         (21,416)          September 2002

  European  Index Fund    MSCI Pan Euro               3                47,012           2,800           September 2002

  Technology Fund         Nasdaq 100 Index            1                96,520         (17,070)          September 2002

Repurchase Agreements -- Each of the Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by TD Waterhouse Asset Management, Inc. (the "Investment Manager"), TD Investment Management, Inc. or
T. Rowe Price (the "Investment Sub-Advisers"), as applicable, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Investment Income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized and classified as interest income over the lives of the respective securities. Under the terms of the custody agreement, each Fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

Distributions to Shareholders -- Dividends arising from net investment income, if any, are declared daily and paid monthly by the Bond Index Fund. Dividends arising from net investment income for the other Funds, if any, will be declared and paid annually. Net realized short-term capital gain, if any, may be distributed during the year and net realized long-term capital gain, if any, is distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities Transactions -- Securities transactions are accounted for on the trade date. Realized gain and loss from securities transactions are recorded on a specific identification basis.



--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                 Notes to Financial Statements -- July 31, 2002
                             (UNAUDITED) (CONTINUED)

Expenses -- Expenses directly attributable to each Fund are charged to that Fund's operations. Expenses which are applicable to all Funds in the Trust are allocated on a pro rata basis.

Use of Estimates -- The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

Federal Income Taxes -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the period ended October 31) plus undistributed amounts from prior years.

The Funds may be subject to taxes imposed by countries in which they invest with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when the related income is earned.

Note 3-- Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of an Investment Management Agreement with TD Waterhouse Asset Management, Inc. (the "Investment Manager"), a majority-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Fund, each Fund pays monthly an annual investment management fee, equal to a percentage of its average daily net assets. Additionally, the Investment Manager voluntarily limits each Fund's overall expense ratio to a specified percentage of average daily net assets on an annual basis. Thereafter, until August 31, 2002, each Fund, other than the Dow 30 Fund, is required to reimburse the investment manager for these expenses, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its net expenses to exceed the stated amount. The following represents the Investment Manager's annual rate of the investment management fee for each Fund and the overall expense ratio limitation currently in effect.

                                             Annual
                                           Investment
                                           Management           Expense
                                               Fee               Ratio
                                         ---------------        ---------------
    Bond Index Fund                          0.30%                  0.35%
    Dow 30 Fund                              0.20%                  0.25%*
    500 Index Fund                           0.30%                  0.35%
    Extended Market Index Fund               0.30%                  0.40%
    Asian Index Fund                         0.40%                  0.58%
    European Index Fund                      0.40%                  0.58%
    Technology Fund                          0.70%                  1.25%
    Tax Managed Growth Fund                  0.65%                  1.10%

* Effective June 17, 2002, expenses were limited to 0.45%.

TD Investment Management Inc. ("TDIM") serves as Investment Sub-Adviser to the Bond Index Fund, 500 Index Fund, Extended Market Index Fund, Asian Index Fund, and European Index Fund. T. Rowe Price Associates, Inc. serves as Investment Sub-Adviser to the Technology Fund and the Tax Managed Growth Fund. The
Investment Manager, not the Funds, is responsible for compensating the Investment Sub-Advisers. The Dow 30 Fund does not have an Investment Sub-Adviser and is managed by the Investment Manager.


--------------------------------------------------------------------------------
                                                                              59

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2002
                             (UNAUDITED) (CONTINUED)


TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), an affiliate of the Investment Manager, has been retained under an Administration Agreement to perform certain administrative services for each Fund. For the administrative services rendered to the Trust, each Fund (except for the Dow 30 Fund) pays TD Waterhouse a monthly fee at an annual rate of 0.10% of its average daily net assets. The Investment Manager pays TDWaterhouse for administration services for the Dow 30 Fund.

TD Waterhouse has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Trust. The shareholder service plan adopted by the Trust provides that each Fund pays TD Waterhouse a monthly fee at an annual rate of 0.25% of its average daily net assets.

The Trust has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. (the "Transfer Agent"), an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services, each Fund pays the Transfer Agent a monthly fee at an annual rate of 0.05% of its average daily net assets.

For the period ended July 31, 2002, the Investment Manager and its affilitates waived fees for each Fund as follows:

                                                Investment                          Shareholder        Transfer
                                                Management      Administration        Service            Agent         Total
                                                Fee Waiver        Fee Waiver        Fee Waiver        Fee Waiver      Waiver
                                              --------------   ----------------    ------------       ----------     ---------
Bond Index Fund                                $ 13,029          $ 4,343          $ 10,858          $ 2,172          $ 30,402
Dow 30 Fund                                     119,552               --           149,440           29,887           298,879
500 Index Fund                                   35,993           11,998            29,995            5,999            83,985
Extended Market Index Fund                       10,883            3,628             9,069            1,814            25,394
Asian Index Fund                                 10,730            2,683             6,706            1,342            21,461
European Index Fund                              10,961            2,740             6,850            1,370            21,921
Technology Fund                                  12,195            1,742             4,355              871            19,163
Tax Managed Growth Fund                           9,070            1,395             3,489              698            14,652

The foregoing  waivers  constitute all of the fees of the Extended  Market Index
Fund,   Asian  Index  Fund,   Technology  Fund  and  Tax  Managed  Growth  Fund.
Additionally,  the Investment  Manager and  affiliates  reimbursed the Funds for expenses in excess of the voluntary expense limitation as follows:  the Extended
Market Index Fund $6,987,  the Asian Index Fund  $14,055,  the  Technology  Fund
$7,702, and the Tax Managed Growth Fund $7,270.

As of July 31, 2002, affiliates of the Investment Manager owned 222,956 shares of the Bond Index Fund, 504,934 shares of the 500 Index Fund, 504,576 shares of the Extended Market Index Fund, 500,596 shares of the Asian Index Fund, 505,817 shares of the European Index Fund, 506,016 shares of the Technology Fund and 300,000 shares of the Tax Managed Growth Fund.

Note 4 -- Trustees' Fees

Each Trustee who is not an "interested person" as defined in the Act, who serves on the Board of Trustees/Directors of one or more investment companies in the "Fund Complex" (which includes the Trust, TD Waterhouse Family of Funds, Inc.
and National Investors Cash Management Fund, Inc.) receives, in the aggregate:

1.   a base annual retainer of $15,000, payable quarterly.

2. a supplemental annual retainer of $6,000, if serving on the Board of Trustees/Directors of two companies in the Fund Complex, and

3. an additional supplemental annual retainer of $2,500, if serving on the Board of Trustees/Directors of three companies in the Fund Complex, and

4.   a meeting fee of $3,000 for each meeting attended.

Compensation is allocated among the companies and among the respective funds.

The Dow 30 Fund executed all of its portfolio transactions through TD Waterhouse on an agency basis. There were no commissions paid to TD Waterhouse for the period ended July 31, 2002.


--------------------------------------------------------------------------------
60


--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2002
                             (UNAUDITED) (CONTINUED)



Note 5 -- Market Risk

Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United
States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Note 6 -- Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, for the period ended July 31, 2002 were as follows:

                                                            Purchases                         Sales
                                                         ----------------             -------------------
         Bond Index Fund                                 $    339,746                     $    47,450
         Dow 30 Fund                                       14,118,311                       8,031,287
         500 Index Fund                                    19,575,728                       7,507,704
         Extended Market Index Fund                         3,995,950                       1,809,398
         Asian Index Fund                                   2,071,167                              --
         European Index Fund                                3,196,847                         439,024
         Technology Fund                                    1,005,144                         851,806
         Tax Managed Growth Fund                              464,551                         533,065

The Bond Index Fund purchased $5,773,486 and sold $1,089,686 in U.S. government securities during the period ended July 31, 2002.

The  Federal  tax  cost  and  the  aggregate   gross   unrealized   appreciation
(depreciation) for each Fund as of July 31, 2002 was as follows:

                                                                     Gross                   Gross            Net Unrealized
                                             Federal               Unrealized              Unrealized         Appreciation
                                            Tax Cost              Appreciation            Depreciation       (Depreciation)
                                         ---------------         --------------         ---------------      ---------------
Bond Index Fund                            $ 10,883,910          $   398,983           $     (1,770)          $    397,213
Dow 30 Fund                                 163,064,980            9,765,590            (36,965,347)           (27,032,357)
500 Index Fund                               38,601,766              951,684             (9,547,887)            (8,619,378)
Extended Market Index Fund                   10,656,339              478,345             (3,848,076)            (3,369,731)
Asian Index Fund                              7,869,088           (2,099,773)               104,379             (1,995,394)
European Index Fund                           8,975,347           (2,329,004)               161,446             (2,167,558)
Technology Fund                               5,674,493               41,040             (2,906,936)            (2,848,826)
Tax Managed Growth Fund                       2,811,811              164,072               (601,873)              (437,801)


Note 7 -- Federal Tax Information

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.


--------------------------------------------------------------------------------
                                                                              61


--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2002
                             (UNAUDITED) (CONCLUDED)



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds' capital loss carryforwards will expire between January 31, 2009 and January 31, 2010.

                                                   Capital                                Post-October
                                                    Loss              Post-October          Currency
                                                Carryforwards            Losses              Losses
                                              ------------------    ----------------     ------------
        Bond Index Fund                        $          --        $       --           $       --
        Dow 30 Fund                                       --                --                   --
        500 Index Fund                              (231,604)          (89,306)                  --
        Extended Market Index Fund                    (4,874)          (10,687)                  --
        Asian Index Fund                            (327,026)          (20,450)             (16,910)
        European Index Fund                         (213,091)           (2,788)             (11,509)
        Technology Fund                           (1,406,894)         (166,512)                  --
        Tax Managed Growth Fund                     (656,285)          (78,034)                  --



Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2001 through January 31, 2002 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


--------------------------------------------------------------------------------
62


--------------------------------------------------------------------------------





                      This page intentionally left blank.





--------------------------------------------------------------------------------
                                                                              63






                                tdwaterhouse.com
                                 1.800.934.4448

                                     [LOGO]

                                  TD WATERHOUSE
                                You're in Control


TDW #3104 Rev. 9/02       (C)2002 TD Waterhouse Investor Services, Inc. Member NYSE/SIPC.